UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suite 102, Omaha, NE   68137

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/13

ITEM 1.  REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Catalyst Value Fund

Catalyst/SMH High Income Fund

Catalyst/SMH Total Return Income Fund

Catalyst/Groesbeck Growth of Income Fund

Catalyst Strategic Insider Fund

Catalyst Insider Buying Fund

Catalyst/MAP Global Capital Appreciation Fund

Catalyst/MAP Global Total Return Income Fund

Catalyst/CP Core Equity Fund

Catalyst Insider Long/Short Fund

Catalyst Event Arbitrage Fund

Catalyst/Lyons Tactical Allocation Fund

Catalyst/Princeton Floating Rate Income Fund

June 30, 2013

Mutual Fund Series Trust

July 31, 2013

Dear Fellow Shareholders,

The Catalyst Value Fund’s selection process for identifying stocks trading below, what we believe, are their intrinsic value involves evaluating companies on the strongest combination of Free Cash Flow Yield and Return on Invested Capital. With this focus, we select outperforming companies at below-average prices.

We have built a portfolio with characteristics that potentially will surpass those of any relevant benchmark:

Indicator	CTVAX	Russell 2000	± Russell 2000	S&P 500	± S&P 500
Price to Earnings (P/E)	17.3	18.3	-6.0%	16.8	+3.0%
Price to Cash Flow (P/CF)	8.4	9.0	-6.4%	9.2	-8.4%
Price to Book (P/B)	1.4	1.9	-27.7%	2.3	-40.2%

Data source: FactSet (1)

Insider Activity

We also evaluate open market insider buying transactions, which we feel is one of the strongest information-based indicators that a company is trading below intrinsic value. Insiders may sell their own company’s stock for a variety of reasons. However, the most plausible rational reason they buy stock in open market transactions is because they believe the stock will increase in value in excess of market returns. We feel insider buying shows management conviction in the firm and likely confirms that we have appropriately identified undervalued, outperforming companies. Buying stocks that have a combination of outstanding Free Cash Flow Yield, impressive Returns on Invested Capital, and significant insider buying gives me confidence that these securities will thrive over time.

Attractive Portfolio Characteristics

During periods such as those we experienced in 2012, the valuation gap between the performance of companies and the price of their stocks created outstanding buying opportunities. We used those opportunities to construct a portfolio of stocks that we believe will outperform. Even as the portfolio has significantly outperformed year-to-date in 2013, and it offered a higher dividend yield while it traded a discount compared to both the S&P 500 and Russell 2000 indices.

We seek to own an entire portfolio of companies with these characteristics.

Fiscal Year 2013 Performance

In our previous shareholder letters in 2012, we emphasized the following themes:

•

A massive disconnect existed between the overall performance of the underlying companies that the Catalyst Value Fund held and the underperformance of their stocks

•

Even with GDP, book value and earnings growth, opportunities to buy companies with great free cash flow yields expanded

•

Our methodology is to ignore trends in the market and focus on companies that generate the strongest cash flows at below-average prices – we believe this orientation by its very nature will generate returns that, over time, correlate to the intrinsic value of their holdings, providing superior returns to shareholders

We believe that macroeconomic factors beginning at the end of 2011 led to a trend that made deep value, small/micro-cap companies out of favor to investors fleeing equities. This led to a short-term underperformance of our strategy. However, we used the opportunity to build a portfolio that we believed would outperform once the short-term market trends subsided. We are pleased to announce that 2013 has signaled a turn-around for our strategy – the portfolio has significantly outperformed its benchmarks. Since Inception the Fund has returned 6.23% outperforming both the S&P 500 and the Russell 2000.

“In the short term, the market is a popularity contest. In the long term, the market is a weighing machine.” Ben Graham

The Fund’s total returns for 2013 year-to-date through 06/30/13, the fiscal year ended 06/30/13 and for the period since inception through 06/30/13 as compared to the S&P 500 Total Return Index (2) and Russell 2000 Total Return Value Index (3) were as follows:

	2013 YTD (06/30/13)	Fiscal Year Ended (06/30/13)	Since Inception[4]
Class A without sales charge	17.21%	25.62%	6.23%
Class A with sales charge	10.48%	18.40%	5.33%
Class C	16.79%	24.69%	5.52%
Class I	17.35%	25.95%	17.45%
S&P 500 Total Return Index[2]	13.82%	20.60%	5.64%
Russell 2000 Total Return Value Index[3]	14.39%	24.77%	4.91%

Data source: 2013 Q2 Fact Sheet

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

In order to take advantage of the best opportunities in the small/micro-cap arena, we hold a concentrated, conviction-based portfolio with roughly 50% of assets invested in our top ten best ideas. I am very confident holding a focused portfolio of deep value companies where management finds the values in the businesses they manage so compelling that they are motivated to step up and buy significant stock on the open market.

As of June 30th, 2013, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
Global Ship Lease, Inc. Class A	8.8%
Visteon Corp. Warrants	7.7%
Orthofix International NV	3.5%
Tronox Ltd. Class B Warrants	3.4%
Kronos Worldwide, Inc.	3.1%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2013 and are subject to change and should not be considered investment advice.

As of June 30th, 2013, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry[5] (Common Stock)
Aerospace & Defense	2.18%	Insurance	1.74%
Biotechnology	2.25%	Internet Software & Services	4.62%
Capital Markets	4.25%	IT Services	2.31%
Chemicals	3.15%	Machinery	1.07%
Commercial Banks	1.00%	Marine	8.84%
Commercial Services & Supplies	1.32%	Media	3.83%
Construction & Engineering	0.76%	Metals & Mining	2.24%
Consumer Finance	1.20%	Oil Gas & Consumable Fuels	7.80%
Diversified Financial Services	0.05%	Real Estate Investment Trusts (REITs)	6.28%
Electrical Equipment	2.92%	Semiconductors & Semiconductor Equipment	3.62%
Energy Equipment & Services	2.92%	Software	0.85%
Health Care Equipment & Supplies	8.42%	Specialty Retail	1.50%
Health Care Technology	1.10%	Thrifts & Mortgage Finance	3.31%
Hotels Restaurants & Leisure	0.14%	Trading Companies & Distributors	3.01%
		Total Common Stock:	82.68%

Industry[5] (Warrants)		Cash
Auto Components	7.74%	Money Market Fund	3.81%
Chemicals	5.77%
Total Warrants:	13.51%	Total Portfolio:	100%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30th, 2013 and are subject to change.

Summary

We hold what we believe to be a very attractive portfolio of stocks that generate above average returns on invested capital with insider buying while also trading at a discount to intrinsic value. When the market behaves irrationally, as it did throughout 2012 due to many major macroeconomic events, the strategy may underperform. It is easy to get distracted but more important than ever to remember that this strategy is designed to outperform over the long run. In fact, this is what we observed in 2013 – a turn-around for the strategy. The Catalyst Value Fund has significantly outperformed both the S&P 500 Index and Russell 2000 Value Index year-to-date and over the long-term (since inception).  We strongly believe that we are well positioned to significantly outperform the market as the stock performance of our holdings continues to correlate with their intrinsic value. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Value Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) Data from FactSet. CTVAX, Russell 2000 and S&P 500 data calculated through end of day 6/30/13.

(2) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Value Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(3) The Russell 2000 Value Total Return Index measures the performance of those Russell 2,000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track; and individuals cannot invest directly in any index; although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Value Fund may or may not purchase the types of securities represented by the Russell 2000 Value Total Return Index.

(4) Since inception returns for Class A shares, Class C shares and the Benchmarks assume inception date of 07/31/2006, Class I shares inception date of March 27, 2009 . The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

 (5) Breakout by GICS Industry.

1803-NLD-7/30/2013

Catalyst Value Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	25.62%	7.32%	12.28%	6.23%
Class A with load	18.40%	5.23%	10.96%	5.33%
Class C	24.69%	6.50%	11.55%	5.52%
Class I	25.95%	7.61%	N/A	17.45%
S&P 500 Total Return Index(a)	20.60%	18.45%	7.01%	5.64%
Russell 2000 Value Total Return Index(b)	24.77%	17.33%	8.59%	4.91%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.80% for Class A, 2.55% for Class C, and 1.55% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.

(b) The Russell 2000 Value Total Return Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

** Inception date is July 31, 2006 for Class A, Class C and the Benchmarks, and March 27, 2009 for Class I.
Comparison of the Change in Value of a $10,000 Investment

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
7/06
9/06
12/06
3/07
6/07
9/07
12/07
3/08
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
6/10
9/10
12/10
3/11
6/11
9/11
12/11
3/12
6/12
9/12
12/12
3/13
6/13
$ 15,189
$ 14,615
$ 14,501
$ 14,321
$ 13,931
Catalyst Value Fund Class A with load
Catalyst Value Fund Class A
Catalyst Value Fund Class C
S&P 500 Total Return Index
Russell 2000 Value Total Return Index

Top 10 Holdings by Industry	% of Net Assets
Chemicals	9.0%
Transportation	8.9%
Healthcare - Products	8.6%
Auto Components	7.8%
REITS	6.3%
Software	5.6%
Aerospace/Defense	5.2%
Diversified Financial Services	5.2%
Computers	4.5%
Semiconductors	3.6%
Other/Cash & Equivalents	35.3%
100.0%

Catalyst/SMH High Income Fund

Fiscal Year Ended June 30, 2013

Dear Fellow Shareholders,

The high yield asset class has continued its push forward in the face of both foreign and domestic pressures.  Many corporations continued to conservatively position their balance sheets thwarting any potential macro concerns.  These actions have benefitted the high yield asset class as default rates remain at historically low levels.

The Catalyst/SMH High Income Fund’s total returns for the year ended 06/30/13 as compared to the BofA Merrill Lynch U.S. Cash Pay High Yield Index (J0A0)i were as follows:

	Year Ended (6/30/13)[2]	Since Inception 05/21/08[2]
Class A without sales charge	4.16%	6.52%
Class A with sales charge	-0.74%	5.51%
Class C	3.41%	5.75%
BofA Merrill Lynch U.S. Cash Pay High Yield Index[1]	9.44%	9.56%

The Fund’s maximum sales charge for Class “A” shares is 4.75% . Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.catalystmf.com.

The High Yield Fund posted positive returns for the year, but underperformed its benchmark, the BofA Merrill Lynch U.S. Cash Pay High Yield Index.  The underperformance was directly attributed to the significant outperformance of certain sectors.  Due to our proprietary investment process, which primarily focuses on the balance sheet of businesses, we are precluded from investing in certain sectors. The best example of this is the banking sector of the index.  Banks remain one of the largest components of the index and provided the largest sector return during the period.  We did not participate in the run up since we remain extremely disciplined to our security selection process and will not chase returns in sectors or companies that do not fit within our philosophy. Returns were also affected by certain individual positions within the Fund that underperformed, as they represented a much larger allocation to the Fund than they did to the index.  While these factors could affect short-term performance, we continue to keep the goal of long-term performance above market returns a top priority.

Our advocacy remains for focused active management within the high yield asset class.  The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 individual securities making it almost impossible for any investor to replicate.

SMH Capital Advisors consistently emphasizes the following strategies in an attempt to add returns above the interest income.

Company Buybacks and Tenders                                                                                                                        Because our fundamental research starts with companies who have strong balance sheets, some of the holdings were either tendered above par value or bought back by the issuers on the open market. This leads to capital gains ahead of maturity schedule.

Rolling Down the Curve                                                                                                                                                         As the holdings get shorter in maturity, the ‘spread’ also narrows and the yield to maturity lessens, thus the holding experiences a price increase. SMHCA captures this price increase by selling selected shorter positions and then moving ‘out’ the curve to capture a higher yield to maturity. SMHCA always attempts to keep the entire portfolio in the intermediate duration and maturity range.

High coupon defensive positions                                                                                                                                      The Portfolio Management Team has increased allocation to bonds with 10%+ coupons that it believes are expected to be called in the short to intermediate term. These holdings are considered to be relatively stable and provide what the Portfolio Management Team considered to be attractive yield to worst.

As of June 30th, 2013 the Fund’s top five holdings were as follows (unaudited)

Fund’s Top Five Holdings

Radioshack Corporation 6.75% due 5/2019

7.4%

NII Capital Corp., 7.625% due 4/2021

6.4%

JC Penney Corp., Inc., 5.6% due 6/2020

5.4%

Cricket Communications 7.75% due 10/2020

5.1%

Adv. Micro Devices, Inc., 7.75% due 8/2020

4.9%

As of June 30th, 2013, the Fund’s fixed income holdings were divided among economic sectors as follows (unaudited):

Industry (Corporate Bonds)
Coal	7.1%	Semiconductors	9.6%
Home Builders	4.6%	Oil, Gas & Consumable Fuels	16.3%
Investment Companies	4.6%	Retail	12.8%
Lodging	9.5%	Telecommunications	16.2%
Mining	6.7%	Transportation	8.0%
Pipelines	4.3%

		Total Fixed Income:	99.7%
		Cash
		Money Market Fund	0.3%

		Total Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2013 and are subject to change and should not be considered investment advice.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a concentrated, alpha focused manager, we do not have the ability to gauge or control market price volatility. However, we will continue to position the Fund holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

1 The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. "Global" securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

2  Since inception returns assume inception date of 05/21/2008. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228.

1829-NLD-7/31/2013

Catalyst/SMH High Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmark:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	4.16%	7.87%	7.32%	6.52%
Class A with load	-0.74%	6.12%	6.27%	5.51%
Class C	3.41%	7.03%	6.51%	5.75%
BofA Merrill Lynch U.S. Cash Pay High Yield Index(a)	9.44%	10.40%	10.49%	9.56%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.46% for Class A, and 2.21% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The BofA Merrill Lynch US Cash Pay High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt, currently in a coupon paying period that is publicly-issued in the U.S. domestic market.

** Inception date is May 21, 2008
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Oil & Gas	16.1%
Telecommunications	15.7%
Retail	12.6%
Semiconductors	10.0%
Lodging	9.3%
Transportation	7.8%
Coal	7.0%
Mining	6.5%
Investment Companies	4.5%
Home Builders	4.5%
Other/Cash & Equivalents	6.0%
	100.0%

Catalyst/SMH Total Return Income Fund

Fiscal Year Ended June 30, 2013

Dear Fellow Shareholders,

At the beginning of the year, the Fund was positioned with a 39.2% allocation to equities (high dividend paying and covered call writing opportunities) with the remaining being allocated into corporate high yield bonds. As SMHCA recognized stronger return candidates in certain equity positions we reduced the high yield bond allocations and utilized the proceeds to add to existing and new equity positions.

By the end of the Fund’s fiscal year ending June 30, 2013, we had transitioned the allocation to 45.7% corporate high yield bonds and 54.3% equities.  The performance was in line with its benchmark, the 50/50 blend of the S&P 500 Total Return Index (SPXT)ii and the BofA Merrill Lynch U.S Cash Pay High Yield Index (J0A0)iii for the one year period ending June 30, 2013.

The Catalyst/SMH Total Return Income Fund’s total returns for the year ended 06/30/13 as compared to 50/50 blend of the S&P 500 Total Return Index and the BofA Merrill Lynch U.S Cash Pay High Yield Index were as follows:

	Year Ended (6/30/13)	Since Inception 05/21/08
Class A without sales charge	14.15%	2.70%
Class A with sales charge	7.60%	1.51%
Class C	13.12%	1.91%
S&P 500 Total Return Index[1]	20.60%	5.18%
Blended Index[2]	14.94%	7.55%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.catalystmf.com.

SMH Capital Advisors consistently emphasizes the following strategies in an attempt to add returns above the interest income

High Yield Bonds

The high yield asset class has continued its push forward in the face of both foreign and domestic pressures.  Many corporations continued to conservatively position their balance sheets to thwart any potential macro concerns.  These actions have benefitted the high yield asset class as default rates remain at historically low levels

SMHCA’s Portfolio Management Team remains an advocate for focused active management within the high yield asset class.  The BofA Merrill Lynch U.S. Cash Pay High Yield Index currently tracks more than 2,000 line items making it almost impossible for any investor to perfectly replicate.

High coupon defensive positions

The Portfolio Management Team has increased allocations to bonds with 10%+ coupons that it believes are expected to be called in the short to intermediate term. These holdings are considered to be relatively stable and provide what the Portfolio Management Team considered to be attractive yield to worsts.

SMHCA remains committed to attempting to source the best risk to return opportunities in the high yield market based on our methodologies and disciplines. As a concentrated, alpha focused manager, we do not have the ability to gauge or control market price volatility. However, we will continue to strive to position the Fund’s holdings to capture interest income and capital gains as we keep long-term above market total returns in perspective for our clients.

Financially Oriented Equities

We continue to find value in non-traditional financial companies such as business development companies, alternative asset managers and low leveraged real estate investment trusts (REITs). It is our opinion that these positions continue to have favorable fundamentals with attractive price to earnings ratios and strong dividends. As of 06/30/2013, the Fund had approximately a 26% allocation within these financially oriented equities.

Growth and Income Common Stocks

In this portion of the portfolio the Portfolio Management Team focused on stocks that were trading at a discounted price to earnings relative to the broad market that had average yields in the 3% to 7% range, and that the Portfolio Management Team believes had the best relative long-term return potential based on its research.

Covered Call Writing

This strategy was used on companies with high revenue/earnings growth, reasonable stock prices and call premiums which are potentially yielding 3% to 6% on average.  SMHCA writes calls 10% to 15% out of the money and 5 to 7 months from expiration.  SMHCA engaged in this strategy which seeks to provide income and some downside protection on non-dividend paying positions. Approximately 17% of the Fund was allocated to strategic covered call opportunities as of June 30, 2013.

The Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings

RadioShack Corp. 6.75% due 5/2019

6.4%

NII Capital Corp. 7.625% due 4/2021

5.6%

Fortress Investment Group, LLC Class A

5.1%

JC Penney Corp. 5.65% due 6/2020

4.9%

Marina Dist. Fin. 9.875% due 8/2018

4.6%

As of June 30, 2013, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry (Common Stock)
Computers	10.4%	Retail	6.1%
Coal	2.4%	Semiconductors	6.7%
Investment Companies	25.2%	Telecommunications	7.9%
Private Equity	22.7%	Toys/Games/Hobbies	6.8%
REIT’s	11.8%	Total Common Stock:	100.0%

Percentages in the above tables are based on market value of the Fund’s portfolio as of June 30, 2013 and are subject to change and should not be considered investment advice.

1 The index is a total return index that reflects both changes in the prices of stocks in the S&P 500 Index as well as the reinvestment of the dividend income from its underlying stocks.

2 The BofA Merrill Lynch U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch) and an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long term sovereign debt ratings). In addition, qualifying securities must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. "Global" securities (debt issued simultaneously in the Eurobond and US domestic bond markets), 144a securities, pay-in-kind securities, including toggle notes, qualify for inclusion in the Index. Callable perpetual securities qualify provided they are at least one year from the first call date. Fixed-to-floating rate securities also qualify provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. Deferred interest bonds that are not yet accruing a coupon and original issue zero coupon bonds are excluded from the index. Taxable and tax exempt US municipal, DRD-eligible and defaulted securities are excluded from the Index.

1828-NLD-7/31/2013

Catalyst/SMH Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception**
Class A	14.15%	8.50%	4.85%	2.70%
Class A with load	7.60%	6.38%	3.61%	1.51%
Class C	13.12%	7.65%	4.04%	1.91%
S&P 500 Total Return Index(a)	20.60%	18.45%	7.01%	5.18%
Blended Index (b)	14.94%	14.47%	8.94%	7.55%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.66% for Class A, and 3.41% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
(b) Blended Index reflects an unmanaged portfolio of 50% of the S&P 500 Total Return Index and 50% of the BofA Merrill Lynch U.S. Cash Pay High Yield Index.
** Inception date is May 21, 2008
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Retail	14.7%
Investment Companies	14.1%
Telecommunications	12.6%
Private Equity	12.3%
Lodging	7.7%
REITS	6.4%
Semiconductors	6.0%
Computers	5.7%
Pipelines	4.5%
Mining	3.9%
Other/Cash & Equivalents	12.1%
100.0%

July 31 , 2013

Dear Fellow Shareholders,

We are pleased to bring you the Catalyst/Groesbeck Growth of Income Fund (the “Fund”) annual report for the fiscal year ended June 30, 2013.

	Twelve Months Ended 06/30/13(2)	Since Inception 12/30/09(2)
Class A without sales charge	18.42%	11.01%
Class A with sales charge	11.60%	9.14%
Class C without CDSC fee	17.49%	10.08%
Class I (Inception 11/24/10)	18.71%	13.83%
S&P 500 Total Return Index[1]	20.60%	13.05%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

The stock market has been riding the coattails of a recovering U.S. economy and rising corporate earnings over the past 12 months resulting in strong performance across all equity groups. We have been able to find companies whose earnings are increasing, and very importantly, raising their dividend at a fast rate on average. Our investment strategy is to own high-quality companies with growing dividends and profits, which generally have lower earnings volatility than the average public company. Money flows into equity mutual funds has been very strong during the first six months of 2013. Part of it is a shift out of fixed income securities due to rising interest rates; however a large part is investors who resisted getting back into the stock market after the financial crisis of 2007 and 2008, finally getting back in. Many of these investors are risk averse and seek equity exposure with a decent opportunity for a good return. This is the objective of our Fund.

Our performance for the fiscal year ended June 30, 2013 benefitted from positive contributions from our stocks in the consumer discretionary, industrial, and materials sectors. Some of our best performing holdings were: Rock Tenn Co. (3.1%), BlackRock, Inc. (2.8%), Time Warner, Inc. (3.2%), Dover Corp. (2.9%), and VF Corp. (2.9%). All had good earnings results throughout the year, and a couple which are more economically sensitive, benefitted from the slowly, but consistently improving economy. The financial, healthcare, and technology sectors detracted from relative performance for the year. Also, although our lack of exposure in the telecommunications and utilities groups hurt results slightly, it helped us over the final six months of the Fund’s year. The present earnings and dividend growth prospects of these two sectors do not meet our requirements, and we believe that most telecom and utility stocks are overpriced due to their large run-up over the past couple of years.

During the past twelve months, new purchases for the Fund were: Amgen, Inc. (3.1%), Digital Realty Trust, Inc. (3.2%), General Mills, Inc. (3.1%), Hewlett-Packard Co. (3.8%), and Ventas, Inc.(2.8%).

Amgen, Inc. is the world’s largest biotechnology company – a sustainable competitive advantage, in our view. The company’s prospects are improving. In 2011, management laid out long-term earnings objectives of $7.25 - $8.60 in EPS for the year 2015. In its most recent forecasts, however, management now expects to reach that level of earnings in 2014. We expect near-term growth to come from continued operational efficiencies and share repurchases. The expiration of the company’s profit sharing agreement on the drug Enbrel will also contribute in this area. Longer term, the company has a robust pipeline of new drugs and biosimilars (subsequent versions of innovator products), and international expansion opportunities. Management is also targeting a 60% return of adjusted net income to shareholders in the form of dividends and share repurchases through 2015. The stock currently yields 1.9% and trades at a P/E of 16.2x.

Digital Realty, Inc. (DLR) is a real estate investment trust engaged in the ownership, acquisition, development, and management of technology-related real estate. It focuses on strategically-located properties containing applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise data center users, including the information technology departments of Fortune 1000 companies, and financial services companies. The company has a successful track record of strong and consistent growth. We believe DLR has significant growth prospects given secular demand trends for data center real estate. Dividend growth has been in the double digits and its yield is 5.3%.

We are attracted to General Mills, Inc. for its strong brand positions, growth opportunities, and management’s commitment to enhancing shareholder value. Among the company’s brands are Big G cereals, Betty Crocker, Pillsbury, Progresso and Hamburger Helper. Additionally, the company is a leader in the growing wholesome foods and yogurt segments of the market with brands such as Nature’s Valley, Fiber One and Yoplait. Continued successful new product launches and international expansion provide additional avenues of growth. The company has delivered dividend growth of 11% annually over the past five fiscal years and boosted the payout by 15% in fiscal 2013. The shares yield 3.1% and trade at a P/E of 17.6x.

Hewlett-Packard Co. provides computing and imaging solutions and services to consumers and businesses. The company is a turnaround story that began late last year and is starting to see the benefits of a restructuring program initiated by its new CEO. As a leader in several business products with strong brand recognition, we felt the stock got too cheap and that earnings will slowly recover while the company raises its dividend on a consistent basis.

Ventas, Inc. is a leading healthcare REIT that owns senior housing communities, nursing homes, hospitals, and medical office buildings. Last year’s acquisition of two competitors more than doubled its size. FFO growth from these transactions has been strong.  The aging U.S. population presents good long term opportunities. We expect industry-leading growth in both cash flow and dividends.

Over the past year we sold General Dynamic, McCormick & Co., and Teva Pharmaceutical.

General Dynamics (GD) was sold due to poor earnings prospects, which we believe will also slow down its future dividend increases. Fourth quarter 2012 results were disappointing, with declining revenues and contracting margins driving a drop in EPS. The ongoing Euro crisis and sequestration in the U.S. will likely hinder expansion of the federal budget, particularly the defense industry’s allocation. The current environment has hurt General Dynamics’ Information Systems and Technology unit where declining revenue and margins have led to goodwill impairment charges. Indeed, the pain may be long-lived for GD as its longer-cycle businesses - which have yet to feel the full impact of budget constraints - are likely to come under pressure from ongoing budget concerns.

McCormick was sold for valuation reasons. Although we remain impressed with the company’s fundamentals, we believe its P/E had gotten ahead of itself given the growth rates we expect from the company. In general our weighting in the classic defensive names has been lower or declining over the past year plus, as we feel in many cases, company fundamentals don’t justify the lofty valuations they have reached. For example, we have no utility stocks and our consumer staples weighting is 9%.

Teva Pharmaceuticals (TEVA) has been experiencing weakening fundamentals as their core generics and branded drug businesses were beginning to struggle. As Copaxone nears patent expiration, sales have slowed and generic competition is heating up.  We believe it will be tough to replace the sales from this drug, and expenses to try to make up for this will have a negative impact on profits for a couple of years.

Top 10 Stock Holdings 6/30/13 (Unaudited)
Company Sector	% of Total Portfolio
UnitedHealth Group, Inc. Health Care	4.3%
Kinder Morgan Management, LLC Energy	4.0%
Hewlett-Packard Co. Technology	3.8%
Tupperware Brands Corp. Consumer Discretionary	3.5%
Microsoft Corp. Technology	3.3%
Illinois Tool Works, Inc. Industrials	3.3%
IBM Corp. Technology	3.3%
Time Warner, Inc. Consumer Discretionary	3.2%
Digital Realty Trust, Inc. Financials	3.2%
General Mills, Inc. Consumer Staples	3.1%

The portfolio’s sector breakdown at June 30, 2013 compared to the S&P 500 was as follows (Unaudited).

Sector	% of Common Stocks	S & P 500
Technology	19.0%	17.8%
Consumer Discretionary	18.0	12.2
Industrials	15.0	10.2
Financial Services	12.0	16.7
Health Care	11.0	12.7
Materials	9.0	3.3
Consumer Staples	9.0	10.5
Energy	7.0	10.5
Utilities	0.0	3.3
Telecommunication Services	0.0	2.8

As we completed the three-year anniversary of the Fund this past December, we are pleased we were able to accomplish one of the main objectives of our strategy - owning stocks that consistently raise their dividends – hence the name “Growth of Income”. As has been the case since the inception of the Fund, dividend growth has been very strong. The average growth for our year-end holdings that raised their payouts for the calendar years 2010, 2011, and 2012 were 10.5%, 15.8%, and 13.3%, respectively. Through the first six months of 2013, 20 companies have increased their dividend by an average of 18.2% (see table below). These figures are a testament to both the strong earnings growth of our companies and, more importantly, the confidence that company managements have regarding their future growth prospects.

 2013 Dividend Increases

Company	Increase Declared	Company	Increase Declared
Apple, Inc.	15.1%	L-3 Communications Holdings, Inc.	10.0%
BlackRock, Inc.	12.0%	Praxair, Inc.	9.1%
Coach, Inc.	12.5%	QUALCOMM, Inc.	40.0%
Colgate-Palmolive Co.	9.7%	Rock Tenn Co.	33.3%
CSX Corp.	7.1%	Time Warner, Inc.	10.6%
Chevron Corp.	11.1%	Tupperware Brands Corp.	72.2%
General Mills, Inc.	15.2%	UnitedHealth Group, Inc.	31.8%
Hewlett-Packard Co.	10.0%	Ventas, Inc.	8.1%
International Business Machines Corp.	11.8%	Wal-Mart Stores, Inc.	18.2%
Kinder Morgan Management, LLC	8.9%	Average	18.2%

As a dividend-growth fund, what differentiates us from many other dividend managers is that our investment strategy requires that our holdings increase their dividend on a consistent and frequent basis (almost always once every 12 months). We constantly monitor the dividend increases of our portfolio holdings for consistency and rate of increase. We do not purchase stocks just for a high dividend yield. The most important characteristics we want from a dividend–paying stock are strong growth in its long-term earnings and consistently fast dividend growth. Many dividend managers own stocks that haven’t raised their payout on a consistent basis, and/or have weak growth in their fundamentals- many stocks are owned for their high dividend yield only. We believe having growth in the portfolio’s income stream is very important. It’s interesting to point out the power of fast dividend growth on a stock. If a company is yielding 3% and increases its dividend 10% annually, the yield on a cost basis will climb to 6% in seven years.  And if that happens, we believe the stock price will rise. Historical studies have shown that dividend growers have outperformed other dividend-paying stocks over the long term.

The characteristics of our portfolio continue to stack up well against the overall market and the S&P 500. The 1-year average dividend and earnings growth of our holdings have been 16.8%, and 7.2%. 5-year numbers are 16.0% and 11.7%, for dividend and earnings growth, respectively. The S&P 500’s 1-year and 5-year earnings growth is 0.2% and 10.5%, respectively. The trailing 12-month P/E for the portfolio is 15.8X, compared to 16.3X for the S&P 500.  As we have emphasized in the past, we feel the portfolio is very well positioned to provide competitive returns, while seeking low risk.

We expect stock selection will be at a premium as the market seeks companies with solid fundamentals and earnings that are rising faster than overall corporate profits. We believe our portfolio is well positioned because of its consistent and comparatively strong dividend and earnings growth. We remain committed to a strategy of investing in companies with strong business franchises, attractive long-term growth prospects, healthy balance sheets, and growing dividends.

Sincerely,

This report is intended for the Fund’s shareholders.  It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus.  To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228.  Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index.  The Catalyst/Groesbeck Growth of Income Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2)  Since inception returns assume inception date of 12/30/09.  Aggregate total return, not annualized.  The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results.  An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228.  There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions.  A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions).  The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

1807-NLD-7/30/2013

Catalyst/Groesbeck Growth of Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmark:

		1 Year Return	3 Year Return	Since Inception**
Class A		18.42%	15.91%	11.01%
Class A with load		11.60%	13.65%	9.14%
Class C		17.49%	15.05%	10.08%
Class I		18.71%	N/A	13.83%
S&P 500 Total Return Index(a)		20.60%	18.45%	13.05%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.99% for Class A, 2.74% for Class C, and 1.74% for Class I shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is December 30, 2009 for Class A, Class C and S&P 500 Total Return Index and November 24, 2010 for Class I.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Computers	9.9%
Retail	8.5%
Miscellaneous Manufacturing	6.1%
Chemicals	6.1%
REITS	6.0%
Apparel	5.9%
Aerospace/Defense	5.9%
Diversified Financial Services	5.8%
Semiconductors	5.3%
Healthcare-Services	4.2%
	36.3%
	100.0%

July 31, 2013

Dear Fellow Shareholders,

I am pleased to report that the Catalyst Strategic Insider Fund (formerly, the Catalyst Strategic Value Fund) has performed to our expectations for fiscal year ended June 30th, 2013. As a fully hedged strategy, the Fund is designed to provide investors upside with reduced volatility while also protecting from market downturns. Although equities had a great year, it’s important to remember that 2012 Q4 was actually a down market. For 2012 Q4, when the market was down 38 bps, the Catalyst Strategic Insider Fund was up 263 bps, achieving its target objective. In fact, the Catalyst Strategic Insider Fund has achieved its objectives over the long run: since inception in 2010, the Fund has generated 10.4% annualized returns with 33% less volatility than the S&P 400 Index and has provided downside protection.

Investment Strategy

The Catalyst Strategic Insider Fund offers a dynamic alternative to traditional equity investing, seeking a focus on risk management while also generating stable income. The Fund uses a quantitative methodology that selects for superior information signals, including an evaluation of corporate insider activity. We believe that corporate insiders understand their own firm better than any outsider possibly could. The Fund seeks to select the best mid-cap companies that have significant corporate insider trading conviction while also trading at a discount to fair value. The Fund sells short up to approximately 10% of the portfolio through put options in companies deemed overpriced and under-performing with significant insider selling. The Fund also writes covered calls on the market indices in an attempt to manage volatility, reduce risk and generate premium income.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivation for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fiscal Year 2013 Performance

The Catalyst Strategic Insider Fund has performed to our expectations for fiscal year ended 2013. The Fund has generated +20% returns with reduced risk and downside protection. When compared to other long/short funds in the Morningstar Long/Short Equity Category, the Fund has outperformed the category average by +13.5%. Although the Fund is fully hedged, we believe the significant upside is the result of the alpha from our corporate insider buying investment strategy. Similarly, we believe the insider strategy in combination with covered calls and short positions have allowed us to provide the downside protection and reduced volatility.

The Fund’s total returns for the fiscal year ended 06/30/13, the 2 years ended 06/30/13 and for the period since inception through 06/30/13 as compared to the S&P Mid-Cap 400 Total Return Index (1) and Morningstar Long/Short Equity Category were as follows:

	Fiscal Year Ended (06/30/13)	2 Years Ended (06/30/13)	Since Inception (10/28/10)[3]
Class A without sales charge	22.41%	6.51%	10.49%
Class A with sales charge	15.38%	3.41%	8.07%
Class C	22.04%	5.95%	10.06%
S&P Mid-Cap 400 Total Return Index[1]	25.18%	10.57%	15.23%
IQ Hedge Long/Short Beta Index[2]	8.46%	2.58%	4.49%

Data source: 2013 Q2 Fact Sheet

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize holding approximately 30 to 40 mid-capitalization companies with significant insider buying. Through our historical research, we found that there are generally at least 30 stocks that meet our requirements. As of June 30th, 2013, we held 34 names with significant insider buying.

As of June 30th, 2013, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
Linn Energy LLC	3.2%
Sunoco Logistics Partners L.P.	3.1%
AOL, Inc	3.1%
Apache Corp.	3.1%
Edwards Lifesciences Corp.	3.0%

Percentages in the above table are based on market value (excluding collateral) of the Fund’s portfolio as of June 30, 2013 and are subject to change and should not be considered investment advice.

As of June 30th, 2013, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry[4] (Common Stock)
Auto Components	2.49%	Internet Software & Services	6.06%
Biotechnology	2.58%	IT Services	2.69%
Capital Markets	2.68%	Machinery	2.37%
Chemicals	4.03%	Oil, Gas & Consumable Fuels	22.05%
Commercial Banks	2.93%	Pharmaceuticals	2.87%
Commercial Services & Supplies	5.82%	Real Estate Investment Trusts (REITs)	1.89%
Diversified Telecommunication Services	1.33%	Real Estate Management & Development	2.87%
Electric Utilities	1.92%	Specialty Retail	2.68%
Electrical Equipment	2.86%	Thrifts & Mortgage Finance	3.07%
Energy Equipment & Services	2.67%	Trading Companies & Distributors	6.94%
Health Care Equipment & Supplies	3.07%	Total Common Stock:	85.87%

Options		Cash
Call & Put Options	-1.52%	Money Market Fund	15.65%

		Total Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30th, 2013 and are subject to change.

Summary

We hold a portfolio of mid-capitalization U.S. companies trading at a discount to fair value and experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own historical research, we’ve found that this strategy significantly outperforms the market over the long run. We are pleased with the performance relative to the more relevant Morningstar Long/Short Equity Category as well as the S&P Mid-Cap 400 Total Return Index, considering the Fund has captured significant upside while seeking downside protection. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Strategic Insider Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P Mid-Cap 400 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 400 issues listed on various exchanges, representing the performance of the mid-capitalization stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Strategic Insider Fund may or may not purchase the types of securities represented by the S&P 400 Total Return Index.

(2) The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies. You cannot invest directly in an index.

 (3) Since inception returns assume inception date of 10/28/2010. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

 (4) Breakout by GICS Industry.

1804-NLD-7/30/2013

Catalyst Strategic Insider Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmark:

		1 Year Return	Since Inception**
Class A		22.41%	10.49%
Class A with load		15.38%	8.07%
Class C		22.04%	10.06%
S&P Mid-Cap 400 Total Return Index(a)		25.18%	15.23%
IQ Hedge Long/Short Beta Index(b)		8.46%	4.49%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 3.61% for Class A, and 4.67% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P Mid-Cap 400 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

(b) The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies

** Inception date is October 28, 2010.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Oil & Gas	15.2%
Pipelines	6.9%
Internet	6.7%
Pharmaceuticals	6.1%
Oil & Gas Services	5.7%
Chemicals	4.5%
Diversified Financial Services	3.4%
Healthcare-Products	3.4%
Aerospace/Defense	3.4%
Commercial Services	3.3%
Other/Cash & Equivalents	41.4%
	100.0%

July 31, 2013

Dear Fellow Shareholders,

We are pleased to report a very strong year for the Catalyst Insider Buying Fund (formerly, the Catalyst Large Cap Value Fund). The Fund invests in large capitalization U.S. companies that are experiencing significant insider buying. The Catalyst Insider Buying Fund has outpaced the S&P 500 by +12.5% for the previous year. When considering that the Fund is long-only and invested in 35 stocks with a median market-cap of $22 billion, we believe the Fund’s significant outperformance reflects the strength of the insider buying information signal we use to make investment decisions.

Investment Strategy

The Fund uses a quantitative methodology that ranks insider activity based on the strength of the signals that insiders are generating relative to how many executives are buying and how many shares they are purchasing. We believe that corporate insiders understand their own firm better than any outsider investor possibly could.

The Fund uses public information that is filed with the Securities and Exchange Commission (“SEC”) on corporate insider and large shareholder buying and selling activity for its investment decisions. Numerous academic studies and our own research of insider trading data over long periods of time has resulted in the proprietary method of analyzing activity that we believe can provide long-term capital appreciation. When looking at SEC filings, we focus on the insider identity (position in the company), potential motivation for buying, insider trading trends, trading volumes, firm size and other factors to select stocks for the portfolio. We sell stocks when the relevant insider trading trends reverse or when portfolio positions achieve or no longer provide targeted risk-adjusted return.

Fiscal Year 2013 Performance

The Catalyst Insider Buying Fund has substantially outperformed the S&P 500 Index for the trailing year, up 32.99% compared to just 20.60% for the index. We are pleased with this significant outperformance and believe that it aligns with the outperformance we would expect based on our research on and analysis of the strategy.

The Fund’s total returns for 2013 year-to-date through 06/30/13, the fiscal year ended 06/30/13 and for the period since inception through 06/30/13 as compared to the S&P 500 Total Return Index (1) were as follows:

	2013 YTD (06/30/13)	Fiscal Year Ended (06/30/13)	Since Inception (07/29/11)[2]
Class A without sales charge	20.11%	32.99%	18.95%
Class A with sales charge	13.24%	25.29%	15.35%
Class C	19.78%	32.14%	19.54%
S&P 500 Total Return Index[1]	13.82%	20.60%	14.53%

Data source: 2013 Q2 Fact Sheet

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize holding companies with market capitalizations of at least $10 billion. From our historical research, we found that there are generally about 30 stocks that meet our requirements. As of June 30th, 2013, we held 35 names with significant insider buying.

As of June 30th, 2013, the Fund’s top five holdings were as follows (unaudited):

Fund’s Top 5 Holdings	% of Portfolio
Edwards Lifesciences Corp.	2.9%
Apache Corp.	2.9%
Cognizant Tech Solutions Corp. – Class A	2.8%
Liberty Media Corp.- Class A	2.8%
HollyFrontier Corp.	2.8%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2013 and are subject to change and should not be considered investment advice.

As of June 30th, 2013, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry[3] (Common Stock)
Aerospace & Defense	2.79%	Insurance	2.81%
Auto Components	1.83%	IT Services	2.83%
Biotechnology	4.65%	Media	2.83%
Chemicals	1.78%	Metals & Mining	2.70%
Commercial Services & Supplies	2.11%	Multiline Retail	2.82%
Diversified Financial Services	4.24%	Oil, Gas & Consumable Fuels	21.04%
Electric Utilities	3.12%	Pharmaceuticals	2.26%
Energy Equipment & Services	2.52%	Real Estate Investment Trusts (REITs)	4.57%
Food Products	2.19%	Specialty Retail	2.78%
Health Care Equipment & Supplies	5.17%	Tobacco	2.75%
Health Care Providers & Services	1.68%	Trading Companies & Distributors	2.49%
Industrial Conglomerates	2.19%	Total Common Stock:	84.15%

		Cash
		Money Market Fund	15.85%

		Total Portfolio:	100%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30th, 2013 and are subject to change.

Summary

We hold a relatively concentrated portfolio of large-capitalization U.S. companies experiencing significant insider buying – situations where those that know the most about the company are taking their own money and putting it back in the company through open market purchases. By reviewing numerous academic studies and performing our own research, we feel that this strategy has the potential to outperform the S&P 500 Index over the long run. We are pleased with the +12.5% outperformance for fiscal year 2013, and we believe this performance aligns with how we’d expect the strategy to perform. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Insider Buying Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMutualFunds.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst Insider Buying Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

 (2) Since inception returns assume inception date of 07/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(3) Breakout by GICS Industry.

1805-NLD-7/30/2013

Catalyst Insider Buying Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmark:

		1 Year Return	Since Inception**
Class A		32.99%	18.95%
Class A with load		25.29%	15.35%
Class C		32.14%	19.54%
S&P 500 Total Return Index(a)		20.60%	14.53%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 16.13% for Class A, and 16.88% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is July 29, 2011.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Oil & Gas	19.1%
Healthcare-Products	5.9%
Biotechnology	5.3%
Retail	5.2%
REITS	5.2%
Pipelines	5.0%
Banks	4.8%
Electric	3.6%
Computers	3.2%
Insurance	3.2%
Other/Cash & Equivalents	39.5%
	100.0%

Dear Shareholders:

The Catalyst/MAP Global Capital Appreciation Fund’s total returns for the period since inception through 06/30/13 as compared to the MSCI All Country World Stock Index(1) were as follows:

Fund vs Index Performance	Twelve Months ended 6/30/13	Since Inception 7/29/2011 Class A & C2
Class A without sales charge	13.75%	7.07%
Class A with sales charge	7.22%	3.83%
Class C	12.92%	6.26%
MSCI All Country World Stock Index[1]	16.57%	5.48%

The Fund’s maximum sales charge for Class “A” shares is 5.75% . Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.catalystmf.com.

Over the course of the preceding twelve months, the global economy continued to sputter along, dragged down by an excessive amount of debt in the system, offset by Central Banks’ Quantative Easing’s (QE) and record low interest rates.  Last September, the U.S. Federal Reserve initiated its third round of Quantative Easing to the tune of $85 billion per month in the hopes that this action would push interest rates lower and help to stimulate the economy.   In April and May of this year, interest rates fell to historically low levels which haven’t been seen in hundreds of years (for example, the yield on the 10 year Treasury hit levels not seen since the 1700s).

Many of our large, defensive holdings performed very well given the economic environment. Furthermore, their attractive dividend yields also appealed to yield hungry investors.  Names such as Johnson & Johnson (2.3%), Novartis AG (2.2%), Vodafone Group PLC (3.5%), Campbell Soup Co. (3.6%), and Molson Coors Brewing Co. (3.2%) aided overall performance during the fiscal year.

Additionally, many of our investments in Southeast Asia also performed strongly, bolstered by their robust economies and expanding middle classes. Companies such as Thai Tap Water Supply PLC (1.0%), and Bangkok Expressway PCL (1.8%), experienced impressive gains.  As their share prices moved higher and their valuations reached levels that we deemed to approach fair value, we began to sell some of these holdings.

During the course of fiscal 2013, we added to our exposure in the European continent.  The financial woes of these countries have been well publicized and brought many European equities to valuation levels we view as attractive.  In this region, we added names like Vivendi (France) (1.0%), GDF Suez (France) (2.5%), Suez Environnement Co. (France) (1.2%), RTL Group SA (Belgium) 2.8%), and Rheinmetall AG (Germany) (4.4%).

On the negative side, some of our gold-related investments, such as Newmont Mining Corp. (1.0%), Novagold Resources, Inc. (1.1%), and Albemarle & Bond Holdings (1.0%) were impacted by the fall off in gold prices.  After rising for twelve consecutive years, gold fell more than 20% during the first half of calendar year 2013.  While disappointed by the performance of gold during this timeframe, we continue to believe in the long-term investment merits of the precious metal.  Although reported inflation has been under control, we believe the average American is feeling inflation at a rate much greater than 2% and furthermore, continued rounds of global QE should push prices higher.

An integral piece of our strategy is the incorporation of covered call writing on the equity portion of the portfolio.  Generally, when volatility increases, so do time premiums for options.  Thus, it is usually during periods of heightened volatility that we write the most covered calls.  With volatility relatively calm during this most recent year, our covered call writing activity was reduced from the prior year.

As we look forward, we anticipate more of the same from the economy.  While we believe unemployment levels could see improvement from here, we anticipate they will remain above 6% for some time. Additionally, we do not see the labor force participation rate (the share of the population 16 years of age and older working or seeking work) improving from current levels. Furthermore, we expect GDP to continue to expand at its current 2% clip. As a result, we believe this will lead to more of the same from the Fed; a contradiction to the current projection some economists anticipate. Accordingly, we continue to view equities as the most favorable asset class, and as such, expect the broader markets to continue to perform well, albeit not without its fits and starts. Furthermore, we continue to look for opportunities in names that do not rely on a strong economy to thrive, as well as those names that offer compelling dividend yields subsequent to their attractive valuations.

Given the historically low level of interest rates, we do not believe it is prudent to own longer dated bonds, despite our belief that QE3 will continue for quite some time.  Accordingly, we are keeping our maturities relatively short with a Weighted Average Maturity (WAM) of approximately one year.

In closing, we are truly appreciative of the trust you please in us.  Rest assured, it is our intention to continue to work diligently and ethically, every day, to maintain that trust.

Kindest regards,

Michael S. Dzialo, Peter J. Swan, and Karen M. Culver

Portfolio Managers

Holdings are subject to change and should not be considered investment advice.

(1)A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

(2) Aggregate total return, not annualized. Since inception returns assume inception date of 7/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

1779-NLD-7/29/2013

Catalyst/MAP Global Capital Appreciation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmark:

		1 Year Return	Since Inception**
Class A		13.75%	7.07%
Class A with load		7.22%	3.83%
Class C		12.92%	6.26%
MSCI All Country World Stock Index (a)		16.57%	5.48%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 3.56% for Class A, and 4.31% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The “MSCI All Country World Stock Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 24 developed market country indices. Investors cannot invest directly in an index or benchmark.

** Inception date is July 29, 2011.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Food	9.5%
Pharmaceuticals	9.2%
Software	7.2%
Beverages	7.1%
Telecommunications	7.0%
Agriculture	6.5%
Oil & Gas	4.9%
Electric	4.4%
Machinery-Diversified	4.4%
Retail	4.4%
Other/Cash & Equivalents	35.4%
	100.0%

Dear Shareholders:

The Catalyst/MAP Global Total Return Income Fund’s total returns for the period since inception through 06/30/13 as compared to the MSCI All Country World Stock Index(1) were as follows:

Fund vs Index Performance	Twelve Months ended 6/30/13	Since Inception 7/29/2011 Class A & C2
Class A without sales charge	11.13%	6.64%
Class A with sales charge	4.73%	3.41%
Class C	10.27%	5.80%
MSCI All Country World Stock Index Net[1]	16.57%	5.48%

The Fund’s maximum sales charge for Class “A” shares is 5.75% . Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.catalystmf.com.

Over the course of the preceding twelve months, the global economy continued to sputter along, dragged down by an excessive amount of debt in the system, offset by Central Banks’ Quantative Easing’s (QE) and record low interest rates.  Last September, the U.S. Federal Reserve initiated its third round of Quantative Easing to the tune of $85 billion per month in the hopes that this action would push interest rates lower and help to stimulate the economy.   In April and May of this year, interest rates fell to historically low levels which haven’t been seen in hundreds of years (for example, the yield on the 10 year Treasury hit levels not seen since the 1700s).

Many of our large, defensive holdings performed very well given the economic environment. Furthermore, their attractive dividend yields also appealed to yield hungry investors.  Names such as Johnson & Johnson (2.3%), Novartis AG (1.8%), Vodafone Group PLC (3.1%), Campbell Soup Co. (0.8%), and Molson Coors Brewing Co. (0.9%) aided overall performance during the fiscal year.

Additionally, many of our investments in Southeast Asia also performed strongly, bolstered by their robust economies and expanding middle classes. Companies such as Thai Tap Water Supply PLC (0.8%), Bangkok Expressway PCL (1.4%), Thai Beverage (not held at year-end), and Frasier and Neave (not held at year-end) all experienced impressive gains.  The latter two names also benefited from the divesture of some business lines.   As their share prices moved higher and their valuations reached levels that we deemed to approach fair value, we began to sell some of these holdings.

During the course of fiscal 2013, we added to our exposure in the European continent.  The financial woes of these countries have been well publicized and brought many European equities to valuation levels we view as attractive.  In this region, we added names like GDF Suez (France) (1.2%), Suez Environnement Co. (France) (1.3%), RTL Group SA (Belgium) (2.7%), and Rheinmetall AG (Germany) (1.1%).

On the negative side, some of our gold-related investments, such as Newmont Mining Corp., Novagold Resources, Inc., iShares Gold, and Albemarle & Bond Holdings were impacted by the fall off in gold prices.  After rising for twelve consecutive years, gold fell more than 20% during the first half of calendar 2013.  While disappointed by the performance of gold during this timeframe, we continue to believe in the long-term investment merits of the precious metal.  Although reported inflation has been under control, we believe the average American is feeling inflation at a rate much greater than 2% and furthermore, continued rounds of global QE should push prices higher.

An integral piece of our strategy is the incorporation of covered call writing on the equity portion of the portfolio.  Generally, when volatility increases, so do time premiums for options.  Thus, it is usually during periods of heightened volatility that we write the most covered calls.  With volatility relatively calm during this most recent year, our covered call writing activity was reduced from the prior year.

As we look forward, we anticipate more of the same from the economy.  While we believe unemployment levels could see improvement from here, we anticipate they will remain above 6% for some time. Additionally, we do not see the labor force participation rate (the share of the population 16 years of age and older working or seeking work) improving from current levels. Furthermore, we expect GDP to continue to expand at its current 2% clip. As a result, we believe this will lead to more of the same from the Fed; a contradiction to the current projection some economists anticipate. Accordingly, we continue to view equities as the most favorable asset class, and as such, expect the broader markets to continue to perform well, albeit not without its fits and starts. Furthermore, we continue to look for opportunities in names that do not rely on a strong economy to thrive, as well as those names that offer compelling dividend yields subsequent to their attractive valuations.

Given the historically low level of interest rates, we do not believe it is prudent to own longer dated bonds, despite our belief that QE3 will continue for quite some time.  Accordingly, we are keeping our maturities relatively short with a Weighted Average Maturity (WAM) of approximately one year.

In closing, we are truly appreciative of the trust you please in us.  Rest assured, it is our intention to continue to work diligently and ethically, every day, to maintain that trust.

Kindest regards,

Michael S. Dzialo, Peter J. Swan, and Karen M. Culver

Portfolio Managers

Holdings are subject to change and should not be considered investment advice.

(1)A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

(2) Aggregate total return, not annualized. Since inception returns assume inception date of 7/29/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

1780-NLD-7/29/2013

Catalyst/MAP Global Total Return Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmark:

		1 Year Return	Since Inception**
Class A		11.13%	6.64%
Class A with load		4.73%	3.41%
Class C		10.27%	5.80%
MSCI All Country World Stock Index Net (a)		16.57%	5.48%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.82% for Class A, and 3.57% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a)The"MSCI All Country World Stock Index" is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.
** Inception date is July 29, 2011.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Telecommunications	10.8%
Beverages	7.0%
Commercial Services	5.6%
Oil & Gas	5.2%
Lodging	5.0%
Pharmaceuticals	4.2%
Agriculture	4.1%
Food	4.1%
Banks	4.1%
Electric	3.2%
Other/Cash & Equivalents	46.7%
	100.0%

Catalyst/CP Core Equity Fund

Annual Report

Dear Fellow Shareholders,

Cookson, Peirce & Co., Inc. is pleased to provide you with our annual report for the Catalyst/CP Core Equity Fund.  Since partnering with Catalyst Funds to offer our flagship equity investment strategy as a mutual fund late in 2011, we have leveraged the distribution advantages afforded through our partnership with Catalyst while maintaining our focus on providing disciplined, tactical portfolio management to our investors.  We are extremely pleased with our initial successes and are confident in our future.

The Fund’s total returns through 06/30/13 as compared to the S&P 500 Total Return Index1 are as follows:

Fund vs Index Performance	Twelve Months ended 6/30/13	Since Inception 12/22/2011 Class A & C2
Class A without sales charge	16.30%	15.30%
Class A with sales charge	9.62%	10.90%
Class C	15.47%	14.47%
S&P 500 Total Return Index[1]	20.60%	20.27%

The Fund’s maximum sales charge for Class “A” shares is 5.75% . Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.catalystmf.com.

The Catalyst/CP Core Equity Fund seeks to add value by investing in what we believe are outperforming securities from industries that are displaying emerging strength.  Our security selection methodology is built upon proprietary quantitative algorithms which are applied to both individual securities and custom industry groupings.  This highly replicable selection approach is paired with an open architecture portfolio construction mandate which allows the strategy to create and tactically shift exposures as market dynamics dictate.  This style agnostic approach we believe results in a nimble portfolio which often produces a lower correlated performance history than other more tradition institutional strategies.

Over the course of the past year, the Fund has shifted from a barbell portfolio construction approach to an explicit tilt toward smaller capitalization, cyclical exposures.  The portfolio has pared its investments in defensive, yield producing equities and directed those proceeds to more economically sensitive, higher beta stocks.  To this end, allocations to Financial and Industrial securities have expanded while Information Technology investments have been pared by half.  It is our estimation that risk in the current market lies in underestimating upcoming economic strength therefore incorporating higher beta exposures may prove fruitful.

For the year ended June 30th, Actavis, Inc. (6.8% of the Fund’s holdings) and Expedia (no longer held by the Fund) were the top contributors to portfolio performance.  Expedia, the well-known online travel service, rallied acutely before it was sold in April.  Home Depot, Inc., the world’s largest home improvement retailer, has benefitted from quickly improving housing related economic activity and remains one of the largest positions in the Fund.  Sector allocation effects were broadly positive, primarily driven by an overweight allocation to the Consumer Discretionary sector and a lack of investments in the Energy, Telecommunications and Utilities sectors.  Detracting from investment results were two biotechnology firms, ISIS Pharmaceuticals and PDL BioPharma (Both are no longer help by the Fund), and poorly performing selections from the Industrial sector.  As of June 30th, the portfolio was allocated in the following fashion (unaudited).

Sector
Consumer Discretionary	23%
Industrials	20%
Financials	14%
Materials	13%
Consumer Staples	10%
Health Care	10%
Information Technology	10%

As of June 30th, the top five holdings (unaudited) in the Fund as a percent of market value were:

Company	Weight
Actavis, Inc.	6.8%
Mastercard, Inc.	6.1%
Home Depot, Inc.	5.9%
Time Warner, Inc.	5.7%
Fifth & Pacific Cos., Inc.	5.4%

Holdings are subject to change and should not be considered investment advice.

Domestic equities rallied higher in the second quarter, establishing new all-time highs in late May before fading slightly in June.  Stock gains were perpetuated by improving employment data, an expansion of housing related economic activity and dissipating political risks.  These dynamics manifested in quickly improving consumer confidence numbers, which could bode well for economic activity in the second half of 2013.  The scope of economic gains has prompted investors to consider the possibility that the Federal Reserve might begin slowing their purchases of assets later this year.  This possibility sent shockwaves through the bond market as the yield on the 10 year Treasury Note skyrocketed by more than 50% from early May to late June.  Bond investors have suffered back to back quarterly losses thus far in 2013 while equity investors have tallied gains.  Remarkably, this is only the second occurrence of this scenario in the past 40 years.

Developed market equities were the only risk asset class to register gains during the second quarter.  While U.S., Eurozone and Japanese stocks each posted an advance during the second quarter, all other classes fell, with gold producing the poorest results for the quarter and the year thus far.  An improving labor market, an accelerating housing recovery and fading political angst allowed equities to build upon the gains of the first quarter.  The domestic economy has now recovered approximately 8 million of the 10 million jobs lost during the recent recession.  While significant progress remains to be made, labor conditions are swiftly improving and consumer confidence is rallying in tandem.  Further bolstering consumer confidence is the reduction of political rhetoric emanating from Washington.  With the fiscal cliff, sequestration and debt ceiling debate each having failed to derail the domestic economy, investors have increasingly ignored the “sky is falling rhetoric” of political pundits and focused more acutely on economic activity.

With improving internal dynamics lending increased credence to the market’s current posture and economic strength sufficient to prompt the Federal Reserve to contemplate reducing the level of accommodation, it appears that equities are well positioned in the current investment landscape.  Cyclical, small capitalization equities, which don’t pay dividends, were among the best performing investment classes in the most recent period.  This stands in direct contrast to the leadership at the end of the first quarter when we openly questioned the efficacy of the rally.  Household fiscal health is greatly improved with debt-to-asset and debt-to-income levels near long term sustainable levels.  This, taken together with rising equity levels and expanding payrolls, has prompted a marked rise in consumer confidence which should manifest in increased spending in the second half of the year.   A number of factors could derail ascending equities.  Falling corporate profit margins are likely to dampen domestic earnings growth while a sluggish global economy is struggling to generate trend level growth.  With much of the world outside the domestic borders facing economic headwinds, the path to prosperity for domestic equities may prove fitful.  However, with bond investors suffering consecutive quarterly losses for the first time since 2009, dips in the market may be met with enthusiastic buyers, making the selloffs shallow.  With economic momentum building, confidence growing and market internals robust, equities offer a compelling case for continued investment.

Sincerely,

Cory Krebs

Executive Vice President

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/CP Core Equity Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

(2) Aggregate total return, not annualized. Since inception returns assume inception date of 12/22/2011. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

1671-NLD-7/18/2013

Catalyst/CP Core Equity Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	16.30%	15.30%
Class A with load	9.62%	10.90%
Class C	15.47%	14.47%
S&P 500 Total Return Index(a)	20.60%	20.27%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.81% for Class A, and 2.56% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is December 22, 2011.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry

% of Net Assets

Retail

13.7%

Chemicals

12.6%

Food

9.8%

Pharmaceuticals

6.8%

Commercial Services

6.1%

Media

5.7%

Household Products/Wares

5.0%

Private Equity

5.0%

Machinery-Diversified

4.9%

Home Builders

4.7%

Other/Cash & Equivalents

25.7%

100.0%

July 31, 2013

Dear Fellow Shareholders,

The Catalyst Insider Long/Short Fund buys stock in companies experiencing insider cluster buying, situations where multiple insiders are all purchasing shares at the same time, and sells short stock in companies where several insiders are selling. The Fund’s strategy is based on numerous academic studies and our own research that suggests that, over the long term, stocks with insider buying significantly outperform stocks with insider selling. The portfolio is positioned to capture this spread and hedge against market exposure.

Investment Strategy

The Catalyst Insider Long/Short Fund offers a dynamic market neutral alternative to traditional equity investing. The Fund’s strategy focuses on tracking insider activity when corporate insiders buy and sell stock in their own companies according to the Securities and Exchange Commission (“SEC”) regulations. All insiders at firms that are regulated by the SEC are legally required to file a Form 4 listing their insider purchases and sales.

The Fund monitors these filings to find unusual clusters of insider buying or selling (multiple insiders buying or selling 1,000 shares or more in a quarter). Insider activity is ranked based on the position of the executive, the transaction size, the number of executives trading and the track record of those executives in their previous insider trades.

Fiscal Year 2013 Performance

Academic studies going back to 1972 and our own research suggest that an insider buying portfolio has outperformed an insider selling portfolio on average by +6.2% on an annualized basis. This number grows to an average of +10% when limiting investments to companies with cluster buying and cluster selling. It is important to remember that in any given year, the strategy may underperform or outperform the long-term average.

For fiscal year ended 06/30/13, the Fund generated a +1.87% return, which is lower than the long-term average that we expect from the strategy. However, this return is still more than three-fold higher than the market neutral category average. The variation from the long-term strategy average is due to the outperformance of companies with insider selling over the past few months during the market run-up. Historically, these short-term deviations reverse as the underlying reason that several insiders sold the stock in a big way plays out and the performance of these stocks then follows the fundamental concerns of the companies rather than the short-term market trends.

The Fund’s total returns for the fiscal year ended 06/30/13 and for the period since inception through 06/30/13 as compared to the Morningstar Market Neutral Category and the Morningstar Long/Short Equity Category were as follows:

	Fiscal Year Ended (06/30/13)	Since Inception (04/30/12)[1]
Class A without sales charge	1.87%	2.91%
Class A with sales charge	-3.99%	-2.18%
Class C	1.18%	2.14%
IQ Hedge Long/Short Beta Index	8.46%	3.20%

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Holdings

We emphasize holding approximately 30 companies with the most significant insider buying and selling short approximately 80 companies with the most significant insider selling. As percent of net assets, the fund is 97.2% long equity, 98.9% short equity and 13.8% cash.

As of June 30th, 2013, the Fund’s top five long and short holdings were as follows (unaudited):

Fund’s Top 5 Long Holdings	% Long Portfolio
Kratos Defense & Security Solutions, Inc.	4.4%
Valuevision Media, Inc.	4.3%
Western Gas Partners, LP	4.3%
Apache Corp.	4.0%
Huntington Bancshares, Inc.	3.9%

Fund’s Top 5 Short Holdings	% Short Portfolio
Proto Labs, Inc.	-1.5%
Destination XL Group, Inc.	-1.5%
Kindred Healthcare, Inc.	-1.5%
Shutterfly, Inc.	-1.5%
Portfolio Recovery Associates, Inc.	-1.5%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2013 and are subject to change and should not be considered investment advice.

As of June 30th, 2013, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Industry[2] (Long Portfolio Common Stock)
Aerospace & Defense	5.03%	Hotels Restaurants & Leisure	3.15%
Auto Components	4.13%	Insurance	3.50%
Biotechnology	4.16%	Internet & Catalog Retail	4.94%
Chemicals	2.71%	Media	3.83%
Commercial Banks	4.45%	Metals & Mining	6.78%
Commercial Services & Supplies	2.60%	Oil, Gas & Consumable Fuels	27.15%
Diversified Telecommunication Services	2.94%	Pharmaceuticals	3.80%
Electrical Equipment	3.21%	Real Estate Investment Trusts (REITs)	2.92%
Health Care Equipment & Supplies	2.84%	Semiconductors & Semiconductor Equipment	3.05%
Health Care Providers & Services	3.00%	Trading Companies & Distributors	5.81%
		Total Common Stock in Long Portfolio:	100.00%

Industry[2] (Short Portfolio Common Stock)
Air Freight & Logistics	1.34%	Health Care Technology	1.11%
Airlines	0.98%	Household Durables	1.10%
Auto Components	6.43%	Internet & Catalog Retail	1.46%
Beverages	1.25%	Internet Software & Services	2.56%
Biotechnology	0.96%	IT Services	4.65%
Building Products	1.02%	Life Sciences Tools & Services	1.31%
Capital Markets	2.19%	Machinery	5.58%
Chemicals	1.34%	Marine	1.22%
Commercial Banks	1.36%	Media	1.13%
Commercial Services & Supplies	3.47%	Oil, Gas & Consumable Fuels	2.12%
Communications Equipment	2.30%	Pharmaceuticals	1.38%
Computers & Peripherals	2.53%	Professional Services	4.73%
Consumer Finance	1.45%	Road & Rail	2.09%
Containers & Packaging	2.33%	Semiconductors & Semiconductor Equipment	4.88%
Diversified Consumer Services	2.56%	Software	8.17%
Electronic Equipment Instruments & Components	2.41%	Specialty Retail	3.90%
Energy Equipment & Services	1.14%	Textiles Apparel & Luxury Goods	2.29%
Food Products	1.26%	Thrifts & Mortgage Finance	1.23%
Health Care Equipment & Supplies	3.40%	Trading Companies & Distributors	2.39%
Health Care Providers & Services	6.98%
		Total Common Stock in Short Portfolio:	100.00%

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30th, 2013 and are subject to change.

Summary

The Catalyst Insider Long/Short Fund offers an alternative for those seeking long-term capital appreciation through market neutral equity exposure driven by corporate insider trading activity information signals. We believe corporate insiders understand their own firm better than any outsider possibly could. By reviewing numerous academic studies and performing our own historical research, we’ve found that companies with insider buying have significantly outperformed companies with insider selling over the long-term. We have constructed a market neutral portfolio that seeks to capture this spread. While the strategy has underperformed the long-term average, it has still significantly outpaced the average market neutral fund, as represented by the Morningstar Market Neutral Category. Successful investing requires a long-term outlook focused on objective criteria that create value. We have adopted an outlook for the Catalyst Insider Long/Short Fund, and we are glad that you have decided to share in our vision.

Sincerely,

David Miller

Senior Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1) Since inception returns assume inception date of 04/30/2012. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

 (2) Breakout by GICS Industry.

1806-NLD-7/30/2013

Catalyst Insider Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the year ending June 30, 2013, compared to its benchmark:

	1 Year Return	Since Inception**
Class A	1.87%	2.91%
Class A with load	-3.99%	-2.18%
Class C	1.18%	2.14%
IQ Hedge Long/Short Beta Index(a)	8.46%	3.20%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 2.90% for Class A, and 3.65% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The IQ Hedge Long/Short Beta Index attempts to replicate the risk-adjusted return characteristics of the collective hedge funds using a long/short equity investment style. Long/short equity hedge fund managers typically invest on both long and short sides of equity markets and diversify their risks by limiting the net exposure to particular sectors, regions or market capitalizations and focusing on company specific anomalies

** Inception date is April 30, 2012.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry (long only)

% of Net Assets

Oil & Gas

14.1%

Pipelines

8.9%

Pharmaceuticals

7.7%

Aerospace/Defense

7.7%

Coal

6.6%

Commercial Services

5.5%

Advertising

4.8%

Banks

4.3%

Auto Parts & Equipment

4.0%

Media

3.7%

Insurance

3.4%

Other/Cash & Equivalents

29.3%

100.0%

July, 2013

Dear Fellow Shareholders,

We are pleased to provide you with our annual report for the Catalyst Event Arbitrage Fund (the “Fund”).

For over 16 years, the Fund has offered an uncorrelated fixed income alternative which seeks low duration risk that has outpaced both the equity and bond indices, as represented by the S&P 500 Index and 3-Month US T-Bill Index.  We have helped financial advisors meet their clients’ needs with an average annualized return of +6%, corresponding to an alpha of 5.96.  By design, the Fund seeks to generate this outperformance in an uncorrelated manner – whether there’s a correction in equities or interest rates double.  The Fund has helped advisors meet their diversification requirements with a beta of 0.15 and an R-squared of 0.17.  In this annual shareholder letter, we will provide an overview of the investment strategy, a performance update, investment examples, and our outlook for the coming year.

Investment Strategy

The Catalyst Event Arbitrage Fund pursues an alternative investment strategy which focuses on companies that are experiencing significant corporate events that include spin-offs, re-organizations, cash and stock mergers and friendly and hostile takeovers.  Our portfolio is positioned to the extent where approximately half of our assets are dedicated to event-driven investments with the remainder focused on more traditional merger arbitrage transactions where a formal merger agreement exists and an estimated annualized rate of return can be calculated.  We believe these two strategies generally contain substantially less volatility and correlation than a conventional equity portfolio with risk attributes particularly on the merger arbitrage side more similar to fixed income instruments, although with the benefit of little interest rate risk.

Performance Update

Over the past year we have witnessed a seemingly marked improvement in the tone of corporate America as business conditions solidified and confidence improved amongst C-Level decision makers.  Perennially low interest rates have allowed corporations to plan for the future by locking in long-term low cost funding thus creating a low hurdle to meet in order to earn attractive IRR’s on projects such as a corporate acquisition or merger. This directly benefits our strategy as the universe of potential investments expands which provides for a wider opportunity set from which to choose investments.

The Fund’s total returns year-to-date and fiscal year total returns through fiscal year ended 06/30/13 as well as the average annualized return from inception through fiscal year ended 06/30/13 were as follows:

	2013 YTD (06/30/13)	Fiscal Year Ended (06/30/13)	Since Inception [1]
Class A without sales charge	2.20%	3.47%	6.32%
Class A with sales charge	-3.68%	-2.47%	6.32%
Class C	1.81%	2.78%	2.78%
Class I	2.92%	2.92%	2.92%
BofA ML 3 Month T-Bill	0.04%	0.11%	2.67%

Data source: 2013 Q2 Fact Sheet

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Portfolio Overview

Investments in Mergers and Acquisitions – Focus on Maximizing Upside and Minimizing Downside

A careful review of the existing merger universe will unveil a bifurcated market, one in which certain transactions offer attractive rates of return while others that we have avoided exhibiting poor risk vs. return characteristics.  As we strive to differentiate our portfolio through its construction and composition, the goal of our research is to build a portfolio that seeks to maximize upside potential while minimizing downside risk.  To this end, we have weighted our merger book, taking both long and short positions on investments we believe have optionality as it relates to the potential for either a topping bid or an upward or downward adjustment to the initial terms of an offer.  It is not our intention or strategy to own the entire universe of mergers but rather focus solely on those situations that in our opinion offer an asymmetric upside vs. downside risk.  The table below highlights certain previous and current investments we have placed capital in.

Security Name	Business Description	Summary/Rationale of Transaction

BMC Software, Inc. (1.5% of Portfolio)	Infrastructure Software	▪ Definitive cash merger from a private equity consortium. ▪ Provides additional flexibility to invest more strategically to drive product innovation and further deliver advanced customer solutions.

Buckeye Technologies, Inc. (6.2% of Portfolio)	Specialty Chemical

▪

Definitive merger agreement with Georgia Pacific valued at approximately $1.5 billion or $37.50 a share.

▪

Acquisition allows Georgia Pacific’s GP Cellulose division to add a complimentary product portfolio.

▪
Dell Inc. (not held on 6/30)	Computer Hardware

▪

MBO / LBO – Michael Dell and Silver Lake Partners

▪

Allows Dell to execute on their LT product strategy in a private corporate framework.

▪

Shareholder opposition to the original financial terms has resulted in an increase to the original price per share offered.

▪
Freeport-McMoRan Copper & Gold, Inc. (0.7% of Portfolio)	Oil / Gas Exploration

▪

Definitive merger agreement valued at $2.5 billion with Freeport-McMoran Cooper & Gold.

▪

Allows Freeport to sell oil and gas to existing copper customers by leveraging pre-existing product distribution channels.

▪

Carves out ultra-deep water exploration exposure in the Gulf of Mexico.

Fisher Communications, Inc. (2.7% of Portfolio)	Media

▪

Definitive cash merger by Sinclair Broadcast Group valued at $41.00 per share.

▪

Sinclair is able to extend their geographic footprint in the West, primarily into the Seattle and Portland markets.

▪

Larger scale and synergies has potential to improve cash flow.

Investments in Event-Driven Securities - Focusing on Similar Assets with Dissimilar Valuations

Our philosophy behind selecting event-driven investments is simple and revolves around our firm belief that we operate in efficient markets and that similar assets should trade at similar valuations of earnings and cash flow.  When obvious and glaring differences or “gaps” in valuation exist at substantially comparable companies, management teams often have to turn to a financially engineered solution that is self-induced in order to create additional value for shareholders.  These solutions corporations embark on naturally provide us with some attractive investment opportunities.

We seek transformational types of events to define our event-driven universe.  Specifically, the types of value driven catalysts we target include spin-offs, asset divestitures, buy-backs through self-tender offers, distressed equity and other types of corporate reorganizations.  In addition, we are presently witnessing a significant increase in the level of shareholder activism levied against all types of corporations.  As this activity has become more prevalent and commonplace we have proportionally increased our capital allocation to this subset of the event-driven universe.

As in mergers, our approach to event driven investing entails measuring upside vs. downside and the resultant risk vs. reward.  We source new trades and ideas by first identifying a pending value catalyst and then assessing its merits and potential for shareholder value creation.  Once we decide on the companies to own as components of our event-driven portfolio we use both fundamental and statistical analysis to determine the most appropriate comparable company or ETF to short against each corresponding long position.  These hedges have always been an integral component of our strategy as we seek to lock-in relative valuations and position ourselves for an expected convergence of trading multiples amongst peer companies.  Hedging also seeks to reduce portfolio beta and correlation to the market.

The following securities are representative of some of our previous and current portfolio holdings that qualify as spin-off transactions within the event-driven portion of our portfolio.  Going forward we anticipate the percentage of our capital to this asset class to increase as prevailing market conditions warrant.

Security Name	Business Description	Summary/Rationale of Transaction

Kraft Foods Group (not held on 6/30)	Food Manufacturing	▪ Spin-off separating out grocery and snacks into two separate businesses. ▪ Separates out a low growth, low margin business from a higher growth, higher margin business.

ADT Corp. (2.3% of Portfolio)	Specialty Chemical	▪ Spin-off separating out the home security business from Tyco International LTD. ▪ EBITDA multiples could expand due to the recurring nature of ADT’s revenue and cash flow stream.
▪
Covidien PLC (3.1% of Portfolio)	Medical Equipment	▪ Spin-off separating out the specialty pharmaceuticals business known as Mallinckrodt PLC. ▪ Improve positioning for growth opportunities for each respective division.

Looking Forward

As we look ahead we see positive indications of an improving economic environment as the current shape of the Treasury Yield curve is indicative of self-supportive economic growth.  We view this as a positive sign for the domestic equity market as well the M&A marketplace.  Our view is driven by the following factors:

•

Capital markets are increasingly open.  There is a strong correlation between the availability of equity, the price of credit--which is currently low based on historical interest rates and the level of M&A activity.

•

Cash-rich balance sheets. Cash balances increased substantially as companies cut costs and capital expenditures.  Suspensions of share buybacks and dividends during the financial crisis also contributed to rising cash balances which earn little interest income which reduces ROE.

•

Company valuations inexpensive to reasonable. A meaningful premium for control offered to a public company’s shareholders still offer an acquirer a compelling IRR on investment.

•

The potential for strategic deals. Given the prospect for slow organic revenue growth large corporations can lower their risk profile by purchasing established revenue streams rather than risk growth organically through internal capital expenditures.

•

The need for global presence. The trend toward globalization remains strong as emerging markets offer growth opportunities for multinationals.  The ability of multinationals to earn both Dollar and non-US Dollar denominated revenues is critical.

•

Increased Private Equity interest.  Private equity firms have experienced liquidity events through IPO’s and outright sales of certain legacy investments.  Fees on private equity are earned only when capital is deployed.

In addition, from a corporate finance perspective an important arbitrage currently exists and provides incentive for corporate borrowers to make acquisitions in an effort to acquire recurring cash flow.  Due to the current low cost of funds and relatively buoyant equity market, acquiror’s can create shareholder value by taking advantage of the spread between the free cash flow yield of a target company and the corporate bond yield they have to pay to receive that cash flow. When a multiple to that cash flow is then applied this has the effect of generating significant value that accrues to the acquiring company’s shareholders.

In our final analysis, we are bullish on the M&A environment and continue to hold a constructive outlook on the market, sensing that the economic recovery and generally better tone on the job and earnings front will persevere even if the Fed were to adjust its accommodative monetary stance.

Lastly, thank you for placing your trust in our investment management and please feel free to contact me at 212-244-3457 with any questions or comments.

Cordially,

Paul B. Rosenberg

Catalyst Event Arbitrage Fund

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228. Please read the prospectus carefully before investing.

(1)

Since inception returns assume inception date of 07/01/1997 for Class A shares and the Benchmark, 07/02/2012 for Class C shares and 03/12/2013. The performance information quoted in this Annual Report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There is a maximum sales load of 5.75% (“sales load”) on certain Class A subscriptions. A 1% Contingent Deferred Sales Charge (“CDSC fee”) is imposed on certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Alpha: A measure of the difference between a fund's actual returns and its expected performance, given its level of risk as measured by beta.

Beta: A measure of a fund's sensitivity to market movements.

R-squared: A measure of the relationship between a portfolio and its benchmark.

Long: The purchase of a security, making money if the security increases in value.

Short: The selling of a security that is not owned, making money if the security price drops.

Correlation – A statistical measure of how two securities move in relation to each other.

Return on Equity – The amount of income returned as a percentage of shareholders equity.

M&A – Mergers and Acquisitions

1906-NLD-8/6/2013

	1 Year Return	5 Year Return	10 Year Return	Since Inception**
Class A	3.47%	1.92%	3.74%	6.32%
Class A with load	-2.47%	0.73%	3.12%	6.32%
Class C	2.78%	N/A	N/A	2.78%

Class I	2.92%	N/A	N/A	2.92%
BofAML 3 Month Treasury Bill Index (a)	0.11%	0.29%	1.72%	2.67%

Top 10 Holdings by Industry	% of Net Assets
Pharmaceuticals	16.0%
Media	9.4%
Commercial Services	7.9%
REITS	7.2%
Healthcare-Products	6.1%
Forest Products & Paper	6.0%
Oil & Gas	6.0%
Equity Fund	5.7%
Debt Fund	4.4%
Food	3.6%
Other/Cash & Equivalents	27.7%
100.0%

July, 2013

Dear Fellow Shareholders,

Catalyst/Lyons Tactical Allocation Fund (the “Fund”) completed its first period of operations on June 30, 2013. During this time, the Fund followed its tactical allocation and securities selection models, and we are aware of no significant deviations from the employed investment models during the reporting period. The Fund’s goal is to achieve total return, which consists of capital appreciation and current income, with low volatility and low correlation to the equity market.

The Fund’s total returns for the fiscal year ended 06/30/13 and for the period since inception through 06/30/13 as compared to the S&P 500 Total Return Index1 were as follows:

The Fund’s maximum sales charge for Class “A” shares is 5.75%. Investments in mutual funds involve risks. Performance is historic and does not guarantee future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month end performance information or the Fund’s prospectus please call the Fund, toll free at 1-866-447-4228. You can also obtain a prospectus at www.CatalystMF.com.

Tactical asset allocations are evaluated on a monthly basis. The tactical allocation model uses a combination of price momentum, current price relative to long-term moving averages, relative strength of price trend and other history-based inputs to signal equity allocation during sustained rallies and fixed income allocation when weaker equity markets are anticipated. For the year ending June 30, 2013, the Fund maintained a 100% equity allocation. The Fund anticipates maintaining a 100% equity allocation until such time as the model recommends a change to fixed income based on the aforementioned factors. When allocated to equities, average cash balances are targeted in a range between 0.5-1.5%, and we expect to maintain this range going forward until our allocation model signals a shift from equities to fixed income.

When allocated to equities, a stock selection model is employed that ranks stocks according to fundamental criteria that we believe are indicative of both company strength and relative value. Factors include, but are not limited to, market capitalization, sector, dividend yield, earnings, cash flow and return on capital. The Fund invests quarterly in the top 25 stocks from the model, which are equally-weighted. The Fund does not employ the use of leverage. The Fund does not use derivatives of any kind.

When allocated to equities, current income is derived from dividend yield. Because we believe that dividends are a key indicator of company strength, we require a minimum annual dividend yield of 1.5%. During the past year, average dividend yield for holdings in the Fund were far higher, averaging 2.96% in the last quarter. This rate exceeds the average yield on ten-year US Treasury notes.

The Fund employs no specific policies or practices with respect to the distribution of short-term and long-term capital gains to investors. We follow our models, and because we have no specific profit target criteria in our models, we are not adverse to holding securities over long periods. We believe this approach will maximize long-term capital gains over time.

We now find ourselves in the curious position where investors, especially institutional investors, are seeking current income from stocks and capital gains from fixed income securities, which represents an inversion of typical investor expectations. We believe this phenomenon has had a significant, positive impact on the Fund’s investment returns over the past year. We have been investing primarily in large-capitalization stocks with high dividend yields, which are precisely the kind of stocks yield-hungry investors have been bidding up. We have not changed our models or methodologies in response to this behavior, which we believe to be temporary in nature.

Sector selection does not play a significant role in the Fund’s investment strategy.  Because regulations limit sector concentration, we do include sector data in our equity selection model, as described above, but we never seek out attractive sectors on a fundamental or top-down basis. Instead, we tend to accumulate sector concentration because our selection process yields strong companies selling at depressed prices, and often the reason behind these low prices are because they are in an otherwise maligned sector.  This has been the case last year, where we made many profitable investments in the beaten down technology and healthcare sectors. A significant portion of the Fund’s outperformance versus our benchmark can be attributed to our concentration last year in technology and healthcare stocks.

As of June 30, 2013, the Fund’s equity holdings were divided among economic sectors as follows (unaudited):

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2013 and are subject to change and should not be considered investment advice.

Because we are equally weighted among our stocks, we tend not to have huge impacts on outperformance or underperformance from any one stock. Examples of our realized gains and losses over the past year would include the following:

•

Activision Blizzard, Inc. (NASDAQ: ATVI) : This worldwide publisher of online, personal computer, console, handheld and mobile interactive entertainment products posted several quarters of improving returns on capital, but these improvements were not being reflected in the share price. Our realized gain on this stock was the largest realized gain on a percentage basis for the year ending June 30, 2013.

•

Foot Locker Inc. (NYSE: FL): This global retailer of athletic shoes and apparel is representative of our typical losing investment. Even though the stock has dividend yield above 2% and is in the hot consumer discretionary sector, it went through a period of retracement soon after we began acquiring it. We could have made a strong argument for the fundamentals of the stock, but our model is impartial and found another stock which scored higher, so we closed out our Foot Locker position for a realized loss, which was the largest realized loss on a percentage basis for the portfolio during the year ending June 30, 2013.

As of June 30th, 2013, the Fund’s top five holdings were as follows (unaudited):

Percentages in the above table are based on market value of the Fund’s portfolio as of June 30, 2013 and are subject to change.

Sincerely,

Louis Alan Stevens

Portfolio Manager

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current Fund prospectus. To obtain a prospectus or other information about the Fund, please visit www.CatalystMF.com or call 1-866-447-4228.  Please read the prospectus carefully before investing.

1The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues  listed  on  various  exchanges,  representing  the  performance  of  the  stock  market  generally.  Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange traded funds or other investment vehicles that attempt to track the performance of an index. The Catalyst/Lyons Tactical Allocation Fund may or may not purchase the types of securities represented by the S&P 500 Total Return Index.

2Since inception returns assume inception date of 07/2/2012. The performance information quoted in this Annual Report  assumes  the  reinvestment  of  all  dividend  and  capital  gain  distributions,  if  any,  and  represents  past performance, which is not a guarantee of future results. An investor’s return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Updated performance data to the most recent month-end can be obtained by calling the Fund at 1-866-447-4228. There  is  a  maximum  sales  load  of 5.75%  (“sales  load”)  on certain  Class  A  subscriptions.  A  1%  Contingent  Deferred  Sales  Charge  (“CDSC  fee”)  is  imposed  on  certain redemptions of Class A shares held less than eighteen months after the date of purchase and Class C shares held less than one year after the date of purchase (excluding in each case, shares purchased with reinvested dividends and/or distributions). The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

1899-NLD-8/6/2013

Catalyst/Lyons Tactical Allocation Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the period ending June 30, 2013, compared to its benchmark:

		Since Inception**
Class A		23.04%
Class A with load		15.96%
Class C		22.13%
S&P 500 Total Return Index(a)		20.29%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. As disclosed in the Trust's latest registration statement, the Fund's total annual operating expenses, including the cost of underlying funds, are 1.95% for Class A, and 2.70% for Class C shares. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The “S&P 500 Total Return Index”, a registered trademark of McGraw-Hill Co., Inc., is a market capitalization-weighted index of 500 widely held common stocks.
** Inception date is July 2, 2012.
Comparison of the Change in Value of a $10,000 Investment

Top 10 Holdings by Industry	% of Net Assets
Aerospace/Defense	12.5%
Pharmaceuticals	11.2%
Software	8.7%
Miscellaneous Manufacturing	8.2%
Agriculture	8.0%
Computers	6.8%
Apparel	4.2%
Healthcare-Products	4.2%
Media	4.0%
Advertising	4.0%
Other/Cash & Equivalents	28.2%
	100.0%

Catalyst/Princeton Floating Rate Income Fund

06/30/13

Market Activity – January through June 2013

Despite some correction in the credit markets during the second quarter of 2013, especially in June following the Federal Reserve’s announcement that it will begin to taper its bond-buying program later in the year if economic conditions continue to meet expectations, the first six months of 2013 continued to be a strong leverage loan market for investors. The oversupply of capital chasing too few new primary deals continued to compress spreads across most of the asset classes. Leverage loan volume reached almost $352 billion over the first half of the year, an almost 74% increase over the same period of 2012. Most of this activity consisted of refinancings, repricings, Amend & Extend transactions, and a continuation of large amount of leverage dividend recapitalizations1 (the exception was June, which saw at least 16 dividend deals get “pulled”) as leverage buyout2 “LBO” activity remained soft for the period. Issuers repriced $191 billion of institutional loans while reducing the spreads by about 123bps during the first half of the year.

The change in stance by the Fed caused a quick rise in interest rates as the 10-year Treasury jumped to 2.67% from 1.67%. Investors caught off guard saw the value their high yield portfolio decrease about 5% overnight. While the Leverage Loan market did a dip as well in June (in sympathy to high yield cross-over strategies3), the decline was much more muted due to the reduced duration exposure granted by this asset class.

On the pricing front within the Leverage Loan Index4, issuers continued to have the upper hand during the first six months of 2013 as investors looking to deploy funds vied against each other for allocations large enough to move their return needles. Pricing spreads for single B-rated issuers decreased from approximately L+5325 at the end of 2012 to L+493 at June 30, 2013. This compared to BB- rate issuers which saw spreads decrease from L+413 to L+378 during the same time period. However, in June the tide turned briefly to favor lenders as they were inclined not to give into issuer demands for lower pricing.

Covenant-lite6 structures as a percentage of financings in the institutional market have shown a decreasing trend for the first quarter to the second quarter of 2013. Representing approximately 44% of the financing activity during the 2nd quarter was down from the 57% seen in the 1st quarter, with June dropping to almost 27%. However, the almost 200 covenant-lite deals brought to market in six months of 2013 far exceeded the 52 covenant-lite deals seen in the first six months of 2012, an almost 285% increase. One may look at this data and come to the conclusion that the standards to which lenders are holding issuers have become way too weak. While this certainly rings with some truth, and as investors in Senior Floating Rate Bank Loans7, Princeton would prefer to have financial covenants then not, recent research on the default rates of covenant-lite vs. non covenant-lite deals have shown very little difference in the ultimate recoveries between the two structures.

Of greater concern to Princeton has been the continued push by Sponsors of leverage dividend recapitalizations during the first six month of 2013. Total dividend deals for the first half of 2013 reached $46 billion as compared to $32 billion during the first half of 2012, with sponsor-backed issuers representing almost 77% of this volume. Even with the June 2013 correction and its downward impact on the total dividend recaps, the $27.8 billion of dividend recaps issued in 2nd quarter 2013 was 56.2% greater than the $17.8 billion seen in 1st quarter 2013.

Issuances of Collateralized Loan Obligations8 (“CLOs”) declined to $16 billion in the 2nd quarter 2013 from $26.3 billion in 1st quarter (almost a 40% decrease). Part of the blame can be laid on new Federal Deposit Insurance Corporation (“FDIC”) rules that took effect in April requiring banks to apply high capital requirement to AAA CLO paper. Less demand for this paper by the banks caused liability spreads to widen to L+130 by the end of June from L+110-115 earlier in the year. As a consequence, CLOs’ share of the overall primary market was reduced to approximately 53% from 60% at the end of March 2013.

Performance

	Average Annualized Total Return Performance				As of June 30, 2013
	Inception: 12/31/2012	3/31/2013*	6/28/2013*	YTD*	Since Inception*
Class I		3.80%	-0.09%	3.71%	3.71%
	Class A without Sales Charge	3.74%	-0.15%	3.59%	3.59%
	Class C without Sales Charge	3.50%	-0.23%	3.25%	3.25%
	Class A with Sales Charge	-2.22%	-5.90%	-1.34%	-1.34%
	S&P LSTA Leverage Loan Index	2.15%	-0.22%	1.93%	1.93%
	# of Funds within Morningstar’s' Bank Loan Category	237	204	204
Rank	Class I - (CFRIX)	1	11	11
	Class A - (CFRAX)	2	12	12
	Class C - (CFRCX)	4	15	15
	* Aggregate total return, not annualized

On a total return basis for the six months ended June 30, 2013, Catalyst/Princeton Floating Rate Income Fund Class I shares outperformed its benchmark, the S&P/LSTA Leverage Loan Index, by approximately 180bps. The primary reasons for our outperformance relative to the benchmark were our strategy of focusing on new issues in the primary market, cash management and credit selection. In general, new issues in the primary market are offered at a discount to Par usually 99 or 99.5. Strong technical forces within the leverage loan market created by continued inflows into bank loan mutual funds/ETFs and newly minted CLOs has created a strong demand bias. With not enough paper to satisfy the requested amounts from investors, Agent banks are force to spread allocations around. When issues open for trading, portfolio managers who were unable to get the full amount of requested allocations start to jockey each other in order to complete their desired hold positions. This in turn causes the issue to increase in price. This has enabled us to realize a 50-150bps capital appreciation right out of the gate. Cash management is extremely important as one does not want cash to sit idle in an account earning very little while waiting to close on a newly issued primary issue. We decide to invest into the BKLN ETF (3.8%) to earn a better interest rate. Finally, as the recent sell off in June has showed, credit selection is of utmost importance. We have carefully tried to select assets for inclusion within the portfolio that will be able to hold up in time of pressure.

Sector Allocation and Asset Selection

As far as sector positioning in the loan asset class, the Fund’s overweight positions in Telecommunications and Finance were positive contributors to performance while our underweighting in Beverage & Tobacco and Publishing (two of the top performing industry groups in the first six months of 2013) distracted from performance.

Specific positions that contributed to the Fund’s performance during the first six months ended June 30, 2013, include Alcatel Lucent (3.2%), TI Group Automotive (3.2%) and TNS (3.1%). While positions that distracted from the Fund’s performance were Avaya, Inc. and the Harland Clarke loan and bond positions (6.1%). The Fund’s overall bond exposure, which was about 9.7% of net assets as of June 30, 2013, hurt by the Fed’s May and June statements regarding the potential for tampering QE3 starting as early as September 2013.

Refinancing/repricing activity represented the majority (73%) of institutional loan issuance through June 30, 2013, as issuers took advantage of investor demand to cut spreads and extend maturities. This has had the effect of reducing the yield in the overall market due to the reduction of dividend income being delivered by the companies. Since this is the Fund’s first six months of operation, it has only experienced two such repricings with its portfolio, however, if this trend continues, then the Fund may experience a compression of yield similar to that experienced with the broader market. To mitigate this going forward we will constantly look at relatively value trades in the secondary market and evaluate new opportunities in the primary market.

   Current credit quality of the portfolio is solidly centered within the B1 moody’s rating category.

Current outlook

We believe that bank loans will continue to offer relative value for investors given the issuer’s strong fundamentals and low default rates within the asset class. During the market downturn in late May and June, as other asset classes struggled in response to the quick spike of the 10-year Treasury, Bank Loans held up relatively well. The default rate of 1.4% at June 30, 2013, is still far below the historical average of 3.3% and is not expected to grow significantly over the next 24 months.

We continue to believe that bank loans will remain attractive on a relative basis, given the low-yield environment and increased duration risks associated with rising interest rates.

Terms

1 Leverage Dividend Recapitalizations – type of leverage recapitalization in which a payment is made to shareholders.

2 Leverage Buyout – The acquisition of another company using a significant amount of borrowed money (bonds or loans) to meet the cost of the acquisition. Often, the assets of the company being acquired are used as collateral for the loans in addition to the assets of the acquiring company. The purpose of leveraged buyouts is to allow companies to make large acquisitions without having to commit a lot of capital.

3 High Yield Crossover Strategies – Portfolio strategy that utilizes two or more fixed income asset classes in an attempt to generate a greater risk adjusted return.

4 Leverage Loan Index - capitalization-weighted syndicated loan index based upon market weightings, spreads and interest payments. The S&P/LSTA Leveraged Loan Index (LLI) covers the U.S. market back to 1997 and currently calculates on a daily basis.

5 L+532 – convention used in the Leverage Loan market to represent LIBOR (“L”) plus the stated spread (5.32%).

6 Covenant-Lite – Term used to describe a transaction that has no financial maintenance covenants.

7 Senior Floating Rate Bank Loans - variable-rate, senior secured debt instruments issued by non-investment-grade companies. Bank loans have a variable rate that adjusts every 30 to 90 days. The duration of a bank-loan fund is near zero because of the regular adjustment of interest rates. This rate is a fixed-percentage spread over a floating base rate--typically the London Interbank Offered Rate, or Libor. Bank loans are the most senior security in the capital structure. They are secured by collateral such as equipment, real estate, or accounts receivable.

8 Collateralized Loan Obligations - are a form of securitization where payments from multiple middle sized and large business loans are pooled together and passed on to different classes of owners in various tranches.

Catalyst/Princeton Floating Rate Income Fund
PORTFOLIO REVIEW (Unaudited)
June 30, 2013

The Fund's performance figures* for the period ending June 30, 2013, compared to its benchmark:

				Since Inception**
Class A				3.59%
Class A with load				-1.34%
Class C				3.25%
Class I				3.71%
S&P/LSTA U.S. Leveraged Loan 100 Index (a)				1.93%

*The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Past performance is no guarantee of future results. Performance figures for periods greater than 1 year are annualized. The Fund's manager has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until December 31, 2013, to ensure that the net annual fund operating expenses will, including the cost of underlying fund do not exceed 1.46% for Class A and 2.21% for Class C, and 1.21% for Class I, subject to possible recoupment from the Fund in future years. Without these waivers, the Fund's total annual operating expenses would have been 1.66%, 2.41% and 1.41% for Class A,  Class C and Class I shares, respectively. Please review the Fund's most recent prospectus for more detail on the expense waiver. For performance information current to the most recent month-end, please call toll-free 1-866-447-4228.

(a) The S&P/LSTA U.S. Leveraged Loan 100 Index is a market value-weighted index designed to measure the performance of the U.S. leveraged loan market. The Index consists of 100 loan facilities drawn from a larger benchmark - the S&P/SLTA (Loan Syndications and Trading Association) Leveraged Loan Index (LLI).

** Inception date is December 31, 2012.
Comparison of the Change in Value of a $10,000 Investment
Top Holdings by Investment % of Net Assets Corporate Bonds 9.7% Exchange Traded Funds 4.3% Bank Loans 90.0% 104.0% CATALYST FUNDS	CATALYST VALUE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares				Value
	COMMON STOCK - 83.1%
	AEROSPACE/DEFENSE - 5.2%
33,654	Kaman Corp.			$ 1,163,082
130,000	Kratos Defense & Security Solutions, Inc. *			842,400
				2,005,482
	AUTO PARTS & EQUIPMENT - 0.2%
15,000	Accuride Corp. *			75,900

	BANKS - 1.0%
7,000	Independent Bank Group, Inc. *			212,800
3,864	Norwood Financial Corp.			112,056
3,500	Peapack Gladstone Financial Corp.			61,250
				386,106
	BIOTECHNOLOGY - 0.1%
20,000	Novavax, Inc. *			40,924

	CHEMICALS - 3.2%
75,000	Kronos Worldwide, Inc. †			1,218,000

	COAL - 2.1%
25,000	Natural Resource Partners LP †			514,250
30,000	Walter Energy, Inc.			312,000
				826,250
	COMMERCIAL SERVICES - 2.0%
36,000	Emerge Energy Services LP *			753,840

	COMPUTERS - 4.5%
60,500	Acorn Energy, Inc. †			510,620
105,000	LivePerson, Inc. *			940,275
29,925	NetSol Technologies, Inc. *			301,046
				1,751,941
	CONSTRUCTION & ENGINEERING - 0.8%
48,501	KHD Humboldt Wedag International			292,040

	DIVERSIFIED FINANCIAL SERVICES - 5.2%
76,000	Hannon Armstrong Sustainable Infrastructure Capital, Inc. *			902,880
1,900	HF2 Financial Management, Inc. - Cl. A *			19,209
25,000	Home Loan Servicing Solutions Ltd.			599,250
30,702	Nicholas Financial, Inc.			464,214
574	Novation Co., Inc. *			235
				1,985,788
	ELECTRICAL COMPONENTS & EQUIPMENT - 2.9%
155,000	GrafTech International Ltd. * †			1,128,400

	ELECTRONICS - 0.9%
80,000	Ballantyne Strong, Inc. *			337,600

	HEALTHCARE-PRODUCTS - 8.6%
145,000	Accuray, Inc. *			832,300
75,000	Invacare Corp.			1,077,000
10,000	Merge Healthcare, Inc. *			36,000
50,000	Orthofix International NV *			1,345,000
				3,290,300
	INSURANCE - 1.7%
65,000	Meadowbrook Insurance Group, Inc.			521,950
8,244	State Auto Financial Corp.			149,793
				671,743
CATALYST FUNDS
CATALYST VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	COMMON STOCK - 83.1% (Continued)
	INVESTMENT COMPANIES - 1.9%
12,500	Garrison Capital, Inc.			$ 192,750
36,000	THL Credit, Inc.			546,840
				739,590
	LODGING - 0.1%
19,800	Full House Resorts, Inc. *			53,460

	MEDIA - 3.0%
155,000	Digital Generation, Inc. * †			1,142,350

	METAL FABRICATE/HARDWARE - 2.3%
25,500	Global Brass & Copper Holdings, Inc. *			337,620
22,601	Olympic Steel, Inc.			553,725
				891,345
	OIL & GAS - 2.6%
123,000	Callon Petroleum Co. *			414,510
15,000	Energy XXI Bermuda Ltd.			332,700
1,588	Recovery Energy, Inc. *			2,477
20,000	Swift Energy Co. *			239,800
				989,487
	OIL & GAS SERVICES - 2.9%
95,000	Key Energy Services, Inc. *			565,250
55,000	TETRA Technologies, Inc. *			564,300
				1,129,550
	PHARMACEUTICALS - 2.2%
53,000	Cyclacel Pharmaceuticals, Inc. *			156,350
135,000	Synta Pharmaceuticals Corp. *			673,650
				830,000
	PIPELINES - 2.0%
36,000	Tallgrass Energy Partners LP *			756,000

	REITS - 6.3%
25,000	American Realty Capital Properties, Inc.			381,500
5,000	Franklin Street Properties Corp.			66,000
65,000	Invesco Mortgage Capital, Inc.			1,076,400
54,394	Silver Bay Realty Trust Corp. †			900,765
				2,424,665
	RETAIL - 1.5%
23,100	Christopher & Banks Corp. *			155,694
89,925	Wet Seal, Inc. *			423,547
				579,241
	SAVINGS & LOANS - 1.8%
50,000	First Pactrust Bancorp, Inc.			679,000

	SEMICONDUCTORS - 3.6%
148,000	Entropic Communications, Inc. *			631,960
126,100	Mattson Technology, Inc. *			274,898
40,000	Peregrine Semiconductor Corp. *			436,400
20,000	Vitesse Semiconductor Corp. *			52,600
				1,395,858
	SOFTWARE - 5.6%
30,000	Allscripts Healthcare Solutions, Inc. *			388,200
45,000	Digital River, Inc. *			844,650
2,739	Exa Corp. *			28,212
279,055	Innodata, Inc. *			892,976
				2,154,038
	TRANSPORTATION - 8.9%
858,383	Global Ship Lease, Inc. - Cl. A *			3,416,363
1,200	USA Synthetic Fuel Corp. *			1,368
				3,417,731
	TOTAL COMMON STOCK (Cost - $31,357,508)			31,946,629
CATALYST FUNDS
CATALYST VALUE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
		Expiration Date -
	WARRANTS - 13.6%	Exercise Price
	AUTO COMPONENTS - 7.8%
271,842	Visteon Corp. *	10/05/2015 - $58.80		$ 2,990,262

	CHEMICALS -5.8%
15,063	Tronox Ltd. - Class A *	02/14/2018 - $61.84		905,889
22,848	Tronox Ltd. - Class B *	02/14/2018 - $68.24		1,323,352
				2,229,241
	TOTAL WARRANTS (Cost - $8,042,815)			5,219,503

	SHORT-TERM INVESTMENTS - 18.1%
6,949,308	Fidelity Institutional Money Market Portfolio, Class I, 0.12% **(a)			6,949,308
	TOTAL SHORT-TERM INVESTMENTS (Cost - $6,949,308)			6,949,308

	TOTAL INVESTMENTS - 114.8% (Cost - $46,349,631) (b)			$ 44,115,440
	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.8%)			(5,679,501)
	NET ASSETS - 100.0%			$ 38,435,939

LP - Limited Partnership
* Non-income producing security.
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily.
† Security, or a portion of the security, is out on loan at June 30, 2013. Total loaned securities had a value of $5,389,256 at June 30, 2013.
(a) A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2013. Total collateral had a value of $5,475,337 on June 30, 2013.
(b) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $46,484,309 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
			Unrealized appreciation	$ 2,641,374
			Unrealized depreciation	(5,010,243)
			Net unrealized depreciation	$ (2,368,869)

As of June 30, 2013, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer				Percentage
BERMUDA				0.9%
BRITAIN				8.9%
CAYMAN ISLANDS				1.6%
CURACAO				3.5%
UNITED STATES				81.8%
		Total Equity Holdings		96.7%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares		Value

	COMMON STOCK - 0.0%
	LODGING - 0.0%
459	Trump Entertainment Resorts, Inc. *^#	$ -
	TOTAL COMMON STOCK (Cost - $613,544)	-

Principal	CONVERTIBLE BONDS - 5.2%
	INVESTMENT COMPANIES - 4.5%
$ 4,077,000	Prospect Capital Corp., 5.50%, 8/15/2016	4,354,746

	SEMICONDUCTORS - 0.7%
8,669,000	Energy Conversion Devices, Inc. † #	631,103

	TOTAL CONVERTIBLE BONDS (Cost - $7,494,499)	4,985,849

	CORPORATE BONDS - 93.1%
	COAL - 7.0%
2,904,000	Alpha Natural Resources, Inc., 9.75%, 4/15/2018	2,798,730
4,757,000	Arch Coal, Inc., 7.00%, 6/15/2019	3,960,203
		6,758,933
	HOME BUILDERS - 4.5%
4,172,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019	4,359,740

	LODGING - 9.3%
4,312,000	Caesars Entertainment Operating Co, Inc., 11.25%, 6/1/2017	4,489,870
4,286,000	Marina District Finance, 9.875%, 8/15/2018	4,452,083
		8,941,953
	MINING - 6.5%
4,613,000	Molycorp, Inc., 10.00%, 6/1/2020	4,486,143
1,735,000	Thompson Creek Metals Company, 9.75%, 12/1/2017	1,808,737
		6,294,880
	OIL & GAS - 16.2%
12,863,000	ATP Oil & Gas Corp., 11.875%, 5/1/2015 †	144,709
3,410,000	Breitburn Energy Partners LP, 8.625%, 10/15/2020	3,614,600
3,416,000	Northern Oil and Gas, Inc., 8.00%, 6/1/2020	3,437,350
4,440,000	Penn Virginia Corp., 7.25%, 4/15/2019	4,262,400
3,743,000	United Refining Co., 10.50%, 2/28/2018	4,126,657
		15,585,716
	PIPELINES - 4.2%
3,892,000	Niska Gas Storage US LLC, 8.875%, 3/15/2018	4,037,950

	RETAIL - 12.6%
6,229,000	JC Penney Corp, Inc., 5.65%, 6/1/2020	5,177,855
10,121,000	Radioshack Corporation, 6.75%, 5/15/2019	7,008,793
		12,186,648
	SEMICONDUCTORS - 9.3%
4,800,000	Advanced Micro Devices, Inc., 7.75%, 8/1/2020	4,668,000
4,159,000	Amkor Technology, Inc., 7.375%, 5/1/2018	4,299,366
		8,967,366
	TELECOMMUNICATIONS - 15.7%
5,061,000	Cricket Communications, 7.75%, 10/15/2020	4,858,560
3,875,000	LEVEL 3 Financing, Inc., 10.00%, 2/1/2018	4,175,313
7,817,000	NII Capital Corp., 7.625%, 4/1/2021	6,077,717
		15,111,590
CATALYST FUNDS
CATALYST/SMH HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Principal		Value
	CORPORATE BONDS - 93.1% (Continued)
	TRANSPORTATION - 7.8%
$ 3,927,000	Navios Maritime Holdings, Inc., 8.875%, 11/1/2017	$ 4,064,445
3,265,000	PHI Inc., 8.625%, 10/15/2018	3,460,900
		7,525,345

	TOTAL CORPORATE BONDS (Cost - $102,038,833)	89,770,121
Shares
	SHORT-TERM INVESTMENTS - 0.3%
274,664	Fidelity Institutional Money Market Portfolio, Class I, 0.12%**	274,664
	TOTAL SHORT-TERM INVESTMENTS (Cost - $274,664)	274,664

	TOTAL INVESTMENTS - 98.6% (Cost - $110,421,540) (a)	$ 95,030,634
	OTHER ASSETS LESS LIABILITIES - 1.4%	1,383,232
	NET ASSETS - 100.0%	$ 96,413,866

LLC - Limited Liability Company
LP - Limited Partnership
* Non-income producing security
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily
^ The security is illiquid; the security represents 0.00% of net assets
† Represents issuer in default on interest payments; non-income producing security.
# The value of this security has been determined in good faith under policies of the Board of Trustees.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $110,421,540 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 1,801,676
	Unrealized depreciation	(17,192,582)
	Net unrealized depreciation	$ (15,390,906)

As of June 30, 2013, the Fund's equity and debt holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Percentage
MARSHALL ISLANDS		4.2%
CANADA		1.9%
UNITED STATES		92.2%
	Total Debt and Equity Holdings	98.3%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares				Value
	COMMON STOCK - 54.3%
	BANKS - 1.3%
89,224	Banco Santander SA			$ 577,279

	COMPUTERS - 5.7%
4,800	Apple, Inc. (a)			1,901,184
27,100	Hewlett-Packard Co.			672,080
				2,573,264
	INVESTMENT COMPANIES - 13.7%
123,463	Apollo Investment Corp.			955,603
108,000	Fifth Street Finance Corp.			1,128,600
116,675	PennantPark Investment Corp.			1,289,259
126,900	Prospect Capital Corp.			1,370,520
64,700	Solar Capital Ltd.			1,493,923
				6,237,905
	LODGING - 0.0%
121	Trump Entertainment Resorts, Inc. *^#			-

	PRIVATE EQUITY - 12.3%
135,400	American Capital Ltd. *			1,715,518
73,860	Blackstone Group LP			1,555,492
356,004	Fortress Investment Group LLC - Cl. A			2,335,386
				5,606,396
	REITS - 6.4%
448,100	Chimera Investment Corp.			1,344,300
68,300	CommonWealth REIT			1,579,096
				2,923,396
	RETAIL - 3.3%
54,500	Francesca's Holdings Corp. * (a)			1,514,555

	SEMICONDUCTORS - 3.6%
141,500	Marvell Technology Group Ltd. (a)			1,656,965

	TELECOMMUNICATIONS - 4.3%
29,325	Cellcom Israel Ltd.			270,670
68,400	Corning, Inc. (a)			973,332
55,102	Telefonica SA ADR *			705,857
				1,949,859
	TOYS/GAMES/HOBBIES - 3.7%
170,000	LeapFrog Enterprises, Inc. - Cl. A * (a)			1,672,800

	TOTAL COMMON STOCK (Cost - $27,890,684)			24,712,419

Principal
	CONVERTIBLE BONDS - 1.3%
	INVESTMENT COMPANIES - 0.4%
$ 157,000	Prospect Capital Corp., 5.5%, 8/15/16			167,696

	SEMICONDUCTORS - 0.9%
5,543,000	Energy Conversion Devices, Inc., 8.2%, † #			403,530

	TOTAL CONVERTIBLE BONDS (Cost - $2,392,282)			571,226

	CORPORATE BONDS - 44.5%
	COAL - 2.9%
1,595,000	Arch Coal, Inc., 7.00%, 6/15/2019			1,327,837

	HOME BUILDERS - 0.6%
259,000	Beazer Homes USA, Inc., 9.125%, 5/15/2019			270,655

CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Principal				Value
	CORPORATE BONDS - 44.5% (Continued)
	LODGING - 7.7%
$ 1,332,000	Caesars Entertainment Operating Co., Inc., 11.25%, 6/1/2017			$ 1,386,945
2,024,000	Marina District Finance Co., Inc., 9.875%, 8/15/2018			2,102,430
				3,489,375
	MINING - 3.9%
1,853,000	Molycorp, Inc., 10.00%, 6/1/2020			1,802,042

	OIL & GAS - 0.4%
6,019,000	ATP Oil & Gas Corp., 11.875%, 5/1/2015			67,714
118,000	Penn Virginia Corp., 7.25%, 4/15/2019			113,280
				180,994
	PIPELINES - 4.5%
1,994,000	Niska Gas Storage US LLC, 8.875%, 3/15/2018			2,068,775

	RETAIL - 11.4%
2,702,000	JC Penney Corp, Inc, 5.65%, 6/1/2020			2,246,038
4,228,000	Radioshack Corporation, 6.75%, 5/15/2019			2,927,890
				5,173,928
	SEMICONDUCTORS - 1.5%
700,000	Advanced Micro Devices, Inc., 7.75%, 8/1/2020			680,750

	TELECOMMUNICATIONS - 8.3%
1,242,000	Cricket Communications I, 7.75%, 10/15/2020			1,192,320
3,307,000	NII Capital Corp., 7.625%, 4/1/2021			2,571,193
				3,763,513
	TRANSPORTATION - 3.3%
1,455,000	Navios Maritime Holdings, Inc., 8.875%, 11/1/2017			1,505,925

	TOTAL CORPORATE BONDS (Cost - $25,730,846)			20,263,794

	TOTAL INVESTMENTS - 100.1% (Cost - $56,013,812) (c)			$ 45,547,439
	LIABILITIES IN EXCESS OF OTHER ASSETS- (0.1%)			(62,290)
	NET ASSETS - 100.0%			$ 45,485,149

Contracts (b)		Expiration Date -
	CALL OPTIONS WRITTEN - (0.7%)	Exercise Price		Value
48	Apple, Inc. *	10/19/2013 - $450.00		$ 32,160
684	Corning, Inc. *	11/16/2013 - $16.00		23,256
545	Francescas Holdings Corp. *	09/21/2013 - $30.00		73,575
1,700	LeapFrog Enterprises, Inc. Cl. A *	09/21/2013 - $12.50		23,800
1,415	Marvell Technology Group Ltd. *	11/16/2013 - $12.00		151,405
	TOTAL CALL OPTIONS WRITTEN (Premiums received- $328,417) (c)			$ 304,196

LLC - Limited Liability Company
LP - Limited Partnership
* Non-income producing security.
^ The security is illiquid; the security represents 0.00% of net assets
# The value of this security has been determined in good faith under policies of the Board of Trustees.
† Represents issuer in default on interest payments
ADR - American Depositary Receipt.
REIT - Real Estate Investment Trust
(a) All or portion of this security is segregated as collateral for call options written.
(b) Each contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written is $55,580,406 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation	$ 2,574,781
			Unrealized depreciation	(12,911,944)
			Net unrealized depreciation	$ (10,337,163)
CATALYST FUNDS
CATALYST/SMH TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

As of June 30, 2013, the Fund's debt and equity holdings were divided among geographic sectors as follows and are subject to change:
Country of Issuer				Percentage
BERMUDA				3.6%
ISRAEL				0.6%
MARSHALL ISLANDS				3.3%
SPAIN				2.8%
UNITED STATES				89.8%
			Total Debt and Equity Holdings	100.1%

Percentages in the above table are based on net assets of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares			Value
	COMMON STOCK - 99.4%
	AEROSPACE/DEFENSE - 5.9%
5,575	L-3 Communications Holdings, Inc.		$ 478,001
5,295	United Technologies Corp.		492,117
			970,118
	APPAREL - 5.9%
8,740	Coach, Inc.		498,967
2,500	VF Corp.		482,650
			981,617
	BIOTECHNOLOGY - 3.1%
5,105	Amgen, Inc.		503,659

	CHEMICALS - 6.1%
6,000	Ecolab, Inc.		511,140
4,285	Praxair, Inc.		493,461
			1,004,601
	COMPUTERS - 9.9%
1,200	Apple, Inc.		475,296
25,000	Hewlett-Packard Co.		620,000
2,830	International Business Machines Corp.		540,841
			1,636,137
	COSMETICS/PERSONAL CARE - 2.6%
7,520	Colgate-Palmolive Co.		430,821

	DIVERSIFIED FINANCIAL SERVICES - 5.8%
1,810	BlackRock, Inc. - Cl. A		464,898
6,750	T Rowe Price Group, Inc.		493,763
			958,661
	FOOD - 3.1%
10,600	General Mills, Inc.		514,418

	HEALTHCARE-SERVICES - 4.2%
10,655	UnitedHealth Group, Inc.		697,689

	HOUSEHOLD PRODUCTS/WARES - 3.5%
7,415	Tupperware Brands Corp.		576,071

	MEDIA - 3.2%
9,000	Time Warner, Inc.		520,380

	MISCELLANEOUS MANUFACTURING - 6.1%
6,125	Dover Corp.		475,668
7,760	Illinois Tool Works, Inc.		536,759
			1,012,427
	OIL & GAS - 3.1%
4,280	Chevron Corp.		506,495

	PACKAGING & CONTAINERS - 3.1%
5,100	Rock Tenn Co., Cl. A		509,388

	PHARMACEUTICALS - 3.9%
8,450	Abbott Laboratories		294,736
8,450	AbbVie, Inc.		349,323
			644,059
CATALYST FUNDS
CATALYST/GROESBECK GROWTH OF INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares			Value
	COMMON STOCK - 99.4% (Continued)
	PIPELINES - 3.9%
7,770	Kinder Morgan Management, LLC		$ 649,494

	REITS - 6.0%
8,500	Digital Realty Trust, Inc.		518,500
6,700	Ventas, Inc.		465,382
			983,882
	RETAIL - 8.5%
9,000	Buckle, Inc.		468,180
4,610	McDonald's Corp.		456,390
6,350	Wal-Mart Stores, Inc.		473,012
			1,397,582
	SEMICONDUCTORS - 5.3%
15,260	Intel Corp.		369,597
8,375	QUALCOMM, Inc.		511,545
			881,142
	SOFTWARE - 3.3%
15,830	Microsoft Corp.		546,610

	TRANSPORTATION - 2.9%
20,875	CSX Corp.		484,091

	TOTAL COMMON STOCK (Cost - $13,212,988)		16,409,342

	TOTAL INVESTMENTS - 99.4% (Cost - $13,212,988)(a)		$ 16,409,342
	OTHER ASSETS LESS LIABILITIES - 0.6%		98,172
	NET ASSETS - 100.0%		$ 16,507,514

LLC - Limited Liability Company.
REIT - Real Estate Investment Trust
(a)Represents cost for financial purposes. Aggregate cost for federal tax purposes is $13,212,988 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 3,367,462
		Unrealized depreciation	(171,108)
		Net unrealized appreciation	$ 3,196,354

As of June 30, 2013, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
United States			99.4%
		Total Equity Holdings	99.4%

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST STRATEGIC INSIDER FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares			Value
	COMMON STOCK - 95.6%
	AEROSPACE/DEFENSE - 3.4%
11,199	Kaman Corp. (a)		$ 387,037

	AUTO PARTS & EQUIPMENT - 2.8%
4,342	Icahn Enterprises LP (a)		315,967

	BANKS - 3.3%
47,222	Huntington Bancshares, Inc (a)		372,109

	CHEMICALS - 4.5%
11,395	Kronos Worldwide, Inc. †		185,055
23,810	Valhi Inc. (a)		327,149
			512,204
	COAL - 2.4%
13,295	Natural Resource Partners LP †		273,478

	COMMERCIAL SERVICES - 3.3%
14,035	Iron Mountain, Inc. (a)		373,471

	COMPUTERS - 3.0%
5,464	Cognizant Technology Solutions Corp. - Cl. A *		342,101

	DISTRIBUTION/WHOLESALE - 1.6%
3,943	Fastenal Co. (a)		180,787

	DIVERSIFIED FINANCIAL SERVICES - 3.4%
16,261	Home Loan Servicing Solutions Ltd.		389,776

	ELECTRIC - 2.1%
8,614	Xcel Energy, Inc.		244,121

	ELECTRICAL COMPONENTS & EQUIPMENT - 3.2%
50,000	GrafTech International Ltd. * † (a)		364,000

	ELECTRONICS - 2.6%
7,544	Woodward, Inc. (a)		301,760

	HEALTHCARE-PRODUCTS - 3.4%
5,803	Edwards Lifesciences Corp. * (a)		389,962

	INTERNET - 6.7%
11,052	AOL, Inc. (a)		403,177
7,719	IAC/InterActiveCorp (a)		367,116
			770,293
	OFFICE/BUSINESS EQUIPMENT - 3.2%
24,983	Pitney Bowes, Inc. (a)		366,750

	OIL & GAS - 15.2%
4,797	Apache Corp. (a)		402,133
3,500	Concho Resources, Inc. *		293,020
14,643	Energy XXI Bermuda Ltd.		324,782
4,650	Hess Corp.		309,179
12,343	Linn Energy LLC (a)		409,541
			1,738,655
	OIL & GAS SERVICES - 5.7%
57,120	Key Energy Services, Inc. * (a)		339,864
11,355	MRC Global Inc. * (a)		313,625
			653,489
CATALYST FUNDS
CATALYST STRATEGIC INSIDER FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares			Value
	COMMON STOCK - 95.6% (Continued)
	PHARMACEUTICALS - 6.1%
46,161	Opko Health, Inc. * †		$ 327,743
11,813	Zoetis, Inc. (a)		364,904
			692,647
	PIPELINES - 6.9%
7,059	Enbridge Energy Management LLC * (a)		213,747
3,788	NuStar Energy LP (a)		172,922
6,311	Sunoco Logistics Partners LP (a)		403,589
			790,258
	PRIVATE EQUITY - 3.0%
17,350	KKR & Co. LP (a)		341,101

	REAL ESTATE - 3.2%
3,249	Howard Hughes Corp * (a)		364,180

	REITS - 2.1%
51,020	ARMOUR Residential REIT, Inc. (a)		240,304

	RETAIL - 3.0%
7,788	Sears Hometown and Outlet Stores, Inc. *		340,491

	TELECOMMUNICATIONS - 1.5%
21,915	Windstream Corp. † (a)		168,965

	TOTAL COMMON STOCK (Cost - $11,125,470)		10,913,906
		Expiration Date -
Contracts (c)		Exercise Price
	PUT OPTIONS PURCHASED - 0.1%
5	Meritage Homes Corp.	09/21/2013 - $60.00	8,375
5	Pegasystems Inc.	09/21/2013 - $35.00	1,750
5	Proto Labs Inc.	10/19/2013 - $60.00	2,675
	TOTAL PUT OPTIONS PURCHASED (Cost - $18,856)		12,800
Shares
	SHORT-TERM INVESTMENTS - 26.2%
2,988,927	Fidelity Institutional Money Market Portfolio, Class I, 0.12% ** (b)		2,988,927
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,988,927)		2,988,927

	TOTAL INVESTMENTS - 121.9% (Cost - $14,133,253) (d)		$ 13,915,633
	LIABILITIES IN EXCESS OF OTHER ASSETS - (21.9%)		(2,498,323)
	NET ASSETS - 100.0%		$ 11,417,310

Contracts (c)		Expiration Date -
	CALL OPTIONS WRITTEN - (1.8%)	Exercise Price
280	iShares	09/21/2013 - $97.00	$ 91,560
300	iShares	09/30/2013 - $100.00	62,850
125	SPDR S&P Midcap 400 ETF Trust	09/21/2013 - $220.00	40,250
70	SPDR S&P Midcap 400 ETF Trust	09/21/2013 - $225.00	11,550
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $328,799) (d)		$ 206,210

* Non-income producing security.
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily.
† Security, or a portion of the security, is out on loan at June 30, 2013. Total loaned securities had a value of $970,984 at June 30, 2013.
LLC - Limited Liability Company
LP - Limited Partnership
REIT - Real Estate Investment Trust
(a) All or a portion of this security is segregated as collateral for call options written.
(b) A portion of this security was purchased with cash received as collateral for securities on loan at June 30, 2013. Total collateral had a value of $1,000,374 on June 30, 2013.

CATALYST FUNDS
CATALYST STRATEGIC INSIDER FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

(c) Each contract is equivalent to 100 shares of common stock.

(d) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $13,795,572 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 390,970
		Unrealized depreciation	(477,119)
		Net unrealized depreciation	$ (86,149)

As of June 30, 2013, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Long Percentage
UNITED STATES			95.6%
		Total Equity Holdings	95.6%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.
The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares		Value
	COMMON STOCK - 96.1%
	AEROSPACE/DEFENSE - 3.2%
1,502	Boeing Co.	$ 153,865

	AGRICULTURE - 3.1%
4,338	Altria Group, Inc.	151,787

	AUTO PARTS&EQUIPMENT - 2.1%
1,384	Icahn Enterprises LP	100,714

	BANKS - 4.8%
10,572	Bank of America Corp.	135,956
1,855	JPMorgan Chase & Co.	97,925
		233,881
	BIOTECHNOLOGY - 5.3%
1,327	Celgene Corp. *	155,140
1,976	Gilead Sciences, Inc. *	101,191
		256,331
	CHEMICALS - 2.0%
1,152	Ecolab, Inc.	98,139

	COMMERCIAL SERVICES - 2.4%
2,920	ADT Corp	116,362

	COMPUTERS - 3.2%
2,496	Cognizant Technology Solutions Corp. - Cl. A *	156,275

	DISTRIBUTION/WHOLESALE - 2.9%
3,002	Fastenal Co.	137,642

	ELECTRIC - 3.6%
1,897	American Electric Power Co., Inc.	84,948
3,073	Xcel Energy, Inc.	87,089
		172,037
	FOOD - 2.5%
4,232	Mondelez International, Inc. - Cl. A	120,739

	HEALTHCARE-PRODUCTS - 5.9%
2,402	Edwards Lifesciences Corp. *	161,414
2,401	Medtronic, Inc.	123,580
		284,994
	HEALTHCARE-SERVICES - 1.9%
1,461	Aetna Inc.	92,832

	INSURANCE - 3.2%
3,472	American International Group, Inc. *	155,198

	MEDIA - 3.2%
1,232	Liberty Media Corp. - Cl. A *	156,168

	MINING - 3.1%
5,404	Freeport-McMoRan Copper & Gold, Inc.	149,204

	MISCELLANEOUS MANUFACTURING - 2.5%
5,212	General Electric Co.	120,866
CATALYST FUNDS
CATALYST INSIDER BUYING FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares		Value
	COMMON STOCK - 96.1% (Continued)
	OIL & GAS - 19.1%
1,912	Apache Corp.	$ 160,283
7,493	Chesapeake Energy Corp.	152,707
1,767	Concho Resources, Inc. *	147,933
3,644	HollyFrontier Corp.	155,890
4,632	Linn Energy LLC	153,690
1,686	Occidental Petroleum Corp.	150,442
		920,945
	OIL & GAS SERVICES - 2.9%
2,015	National Oilwell Varco, Inc.	138,833

	PHARMACEUTICALS - 2.6%
4,032	Zoetis Inc. - Cl. A	124,548

	PIPELINES - 5.0%
4,031	Kinder Morgan Inc.	153,783
1,733	ONEOK Partners LP	85,818
		239,601
	REITS - 5.2%
7,698	Annaly Capital Management, Inc.	96,764
5,463	Weyerhaeuser Co.	155,641
		252,405
	RETAIL - 6.4%
3,065	Dollar Tree, Inc. *	155,825
3,062	TJX Cos, Inc.	153,284
		309,109

	TOTAL COMMON STOCK (Cost - $4,667,870)	4,642,475

	SHORT-TERM INVESTMENTS - 18.1%
874,692	Fidelity Institutional Money Market Portfolio, Class I, 0.12% **	874,692
	TOTAL SHORT-TERM INVESTMENTS (Cost - $874,692)	874,692

	TOTAL INVESTMENTS - 114.2% (Cost - $5,542,562)(a)	$ 5,517,167
	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.2%)	(685,970)
	NET ASSETS - 100.0%	$ 4,831,197

LLC - Limited Liability Company
LP - Limited Partnership
* Non-income producing security.
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $5,540,971 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized appreciation	$ 47,075
	Unrealized depreciation	(70,879)
	Net unrealized depreciation	$ (23,804)

As of June 30, 2013, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Percentage
UNITED STATES		96.1%
	Total Equity Holdings	96.1%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares				Value
	COMMON STOCK - 92.7%
	ADVERTISING - 2.2%
44,500	Havas SA			$ 284,694

	AEROSPACE/DEFENSE - 1.8%
35,000	Kratos Defense & Security Solutions, Inc. *			226,800

	AGRICULTURE - 6.5%
338,900	Afgri Ltd.			141,460
21,445	GrainCorp Ltd. - Cl. A			246,705
5,200	Imperial Tobacco Group PLC - ADR			362,388
500,000	Sampoerna Agro PT			81,967
				832,520
	AUTO MANUFACTURERS - 3.0%
25,000	Ford Motor Co. (a)			386,750

	BEVERAGES - 7.1%
4,565	Corby Distilleries Ltd. - Cl. B			80,600
4,000	Distell Group Ltd.			49,059
3,055	Heineken Holding NV			171,165
8,700	Molson Coors Brewing Co. - Cl. B (a)			416,382
219,600	Oldtown Bhd			191,089
				908,295
	CLOSED-END FUNDS - 1.1%
10,750	Central Fund of Canada Ltd. - Cl. A			146,200

	COMMERCIAL SERVICES - 1.8%
201,000	Bangkok Expressway PCL			230,979

	COMPUTERS - 2.8%
61,500	Brocade Communications Systems, Inc. * (a)			354,240

	DIVERSIFIED FINANCIAL SERVICES - 0.6%
11,731	JSE Ltd.			83,773

	ELECTRIC - 4.4%
4,000	Consolidated Edison, Inc. (a)			233,240
16,780	GDF Suez			328,141
				561,381
	FOOD - 9.5%
8,150	Alliance Grain Traders, Inc.			113,216
10,500	Campbell Soup Co.			470,295
1,500	Nestle SA - ADR			98,670
62,130	Retail Food Group Ltd.			224,602
242,000	Ridley Corp. Ltd.			166,109
254,000	Viz Branz Ltd.			140,199
				1,213,091
	HOLDING COMPANIES-DIVERSIFIED - 0.5%
11,000	AVI Ltd.			65,775

	HOUSEHOLD PRODUCTS/WARES - 1.6%
14,000	Reckitt Benckiser Group PLC - ADR			199,710

	INTERNET - 3.9%
2,500	eBay, Inc. * (a)			129,300
156,500	TeleCommunication Systems, Inc. - Cl. A *			364,645
				493,945
CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	COMMON STOCK - 92.7% (Continued)
	LODGING - 0.3%
850	Societe des Bains de et du cercle des Estranger amonaco			$ 33,222

	MACHINERY-DIVERSIFIED - 4.4%
12,025	Rheinmetall AG			559,636

	MEDIA - 4.1%
10,000	Metropole Television SA			160,850
4,420	RTL Group SA			360,908
				521,758
	MINING - 2.1%
4,200	Newmont Mining Corp. (a)			125,790
1,683	NovaCopper, Inc. *			2,945
67,100	Novagold Resources, Inc. * (a)			141,581
				270,316
	OIL & GAS - 4.9%
1,900	BP PLC - ADR			79,306
6,200	Canadian Oil Sands Ltd.			115,091
2,000	Eni SpA - ADR			82,080
2,000	Royal Dutch Shell PLC - ADR			127,600
2,000	Statoil ASA - ADR			41,380
3,800	Total SA - ADR			185,060
				630,517
	PHARMACEUTICALS - 9.2%
8,500	Forest Laboratories, Inc. * (a)			348,500
3,500	Johnson & Johnson			300,510
4,000	Novartis AG - ADR (a)			282,840
2,500	Shire PLC - ADR			237,775
				1,169,625
	RETAIL - 4.4%
66,015	Albemarle & Bond Holdings			134,221
73,900	Wendy's Co. (a)			430,837
				565,058
	SOFTWARE - 7.2%
12,000	Microsoft Corp. (a)			414,360
25,500	Seachange International, Inc. *			298,605
12,700	VeriFone Systems, Inc. * (a)			213,487
				926,452
	TELECOMMUNICATIONS - 7.0%
12,500	Cisco Systems, Inc. (a)			303,875
6,880	Vivendi			130,115
16,050	Vodafone Group PLC (a)			461,357
				895,347
	WATER - 2.3%
12,400	Suez Environnement Co.			159,950
395,500	Thai Tap Water Supply PCL			128,401
				288,351

	TOTAL COMMON STOCK (Cost - $11,550,433)			11,848,435
CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value

	SHORT-TERM INVESTMENTS - 10.8%
1,377,813	Fidelity Institutional Money Market Portfolio, Class I, 0.12% **			$ 1,377,813
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,377,813)			1,377,813

	TOTAL INVESTMENTS - 103.5% (Cost - $12,928,246) (c)			$ 13,226,248
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.5%)			(445,425)
	NET ASSETS - 100.0%			$ 12,780,823

		Expiration Date -
Contracts (b)		Exercise Price		Value
	CALL OPTIONS WRITTEN - (1.5%)
50	Brocade Communications Systems, Inc.	01/18/2014 - $5.50		$ 3,750
150	Brocade Communications Systems, Inc.	07/20/2013 - $6.00		1,200
200	Brocade Communications Systems, Inc.	10/19/2013 - $6.00		6,600
20	Cisco Systems, Inc.	01/18/2014 - $22.00		6,300
60	Cisco Systems, Inc.	01/18/2014 - $25.00		8,100
25	Consolidated Edison Inc.	01/18/2014 - $60.00		4,000
10	eBay, Inc.	01/18/2014 - $55.00		3,550
110	Ford Motor Co.	01/18/2014 - $12.00		40,260
54	Ford Motor Co.	01/18/2014 - $10.00		30,240
20	Forest Labratories, Inc.	01/18/2014 - $40.00		7,300
74	Microsoft Corp.	01/18/2014 - $30.00		38,850
30	Microsoft Corp.	01/18/2014 - $32.00		11,250
24	Molson Coors Brewing - Cl. B	01/18/2014 - $45.00		12,720
10	Newmont Mining Corp.	01/18/2014 - $50.00		230
120	Novagold Resources Inc.	01/18/2014 - $4.50		1,200
100	Novagold Resources Inc.	01/18/2014 - $5.00		500
15	Novartis AG - ADR	01/18/2014 - $72.50		4,350
11	VeriFone Systems, Inc.	01/18/2014 - $35.00		110
21	VeriFone Systems, Inc.	07/20/2013 - $37.00		105
25	Vodafone Group PLC	01/18/2014 - $30.00		3,375
10	Wendy's Co.	08/17/2013 - $5.00		875
185	Wendy's Co.	11/16/2013 - $6.00		5,550
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $117,277) (c)			$ 190,415

* Non-income producing security.
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily.
ADR - American Depositary Receipt.
PLC - Public Liability Company.
(a) All or a portion of this security is segregated as collateral for call options written.
(b) One contract is equivalent to 100 shares of common stock.
CATALYST FUNDS
CATALYST/MAP GLOBAL CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $12,810,969 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation	$ 1,365,381
			Unrealized depreciation	(1,140,517)
			Net unrealized appreciation	$ 224,864

As of June 30, 2013, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer				Percentage
Australia				5.0%
Britain				9.7%
Canada				4.7%
France				9.8%
Germany				4.4%
Indonesia				0.6%
Ireland				1.9%
Italy				0.6%
Luxembourg				2.8%
Malaysia				1.5%
Monaco				0.3%
Netherlands				2.3%
Norway				0.3%
Singapore				1.1%
South Africa				2.7%
Switzerland				3.0%
Thailand				2.8%
United States				39.2%
			Total Equity Holdings	92.7%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares			Value
	COMMON STOCK - 57.5%
	ADVERTISING - 2.4%
45,200	Havas SA		$ 289,172

	AGRICULTURE - 4.1%
110,648	Afgri Ltd.		46,185
13,000	GrainCorp Ltd.		149,553
4,300	Imperial Tobacco Group PLC		299,667
			495,405
	AUTO MANUFACTURERS - 2.1%
16,000	Ford Motor Co. (a)		247,520

	BEVERAGES - 4.4%
4,500	Corby Distilleries Ltd. - Cl. B		79,452
2,800	Heineken Holding NV		156,878
2,400	Molson Coors Brewing Co. - Cl. B		114,864
205,000	Oldtown Bhd		178,385
			529,579
	CLOSED-END FUNDS - 0.9%
7,500	Central Fund of Canada Ltd. - Class A		102,000

	COMMERCIAL SERVICES - 1.4%
149,900	Bangkok Expressway PCL		172,257

	COMPUTERS - 1.8%
36,500	Brocade Communications Systems, Inc. * (a)		210,240

	DIVERSIFIED FINANCIAL SERVICES - 0.7%
12,010	JSE Ltd.		85,766

	ELECTRIC - 3.2%
4,000	Consolidated Edison, Inc. (a)		233,240
7,650	GDF Suez		149,599
			382,839
	FOOD - 4.1%
8,150	Alliance Grain Traders, Inc.		113,216
2,200	Campbell Soup Co.		98,538
30,000	Retail Food Group Ltd.		108,451
6,000	Snyders-Lance, Inc.		170,460
			490,665
	HOLDING COMPANIES-DIVERSIFIED - 0.6%
11,370	AVI Ltd.		67,987

	HOUSEHOLD PRODUCTS/WARES - 2.0%
17,000	Reckitt Benckiser Group PLC		242,505

	INTERNET - 1.7%
86,000	TeleCommunication Systems, Inc. - Cl. A *		200,380

	MACHINERY-DIVERSIFIED - 1.2%
3,000	Rheinmetall AG		139,618

	MEDIA - 2.7%
4,000	RTL Group SA		326,614
CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares			Value
	COMMON STOCK - 57.5% (Continued)
	MINING - 1.1%
3,500	Newmont Mining Corp. (a)		$ 104,825
2,033	NovaCopper, Inc. *		3,558
12,200	Novagold Resources, Inc. *		25,742
			134,125
	OIL & GAS - 5.2%
1,300	BP PLC - ADR		54,262
3,000	Canadian Oil Sands Ltd.		55,689
2,000	Eni SpA - ADR		82,080
4,000	Marathon Oil Corp. (a)		138,320
1,700	Royal Dutch Shell PLC		108,460
4,500	Statoil ASA - ADR		93,105
2,000	Total SA - ADR		97,400
			629,316
	PHARMACEUTICALS - 4.2%
3,300	Johnson & Johnson		283,338
3,100	Novartis AG (a)		219,201
			502,539
	RETAIL - 3.1%
40,000	Albemarle & Bond Holdings		81,327
50,400	Wendy's Co. (a)		293,832
500	Zhulian Corp. Bhd		492
			375,651
	SOFTWARE - 2.0%
10,100	Seachange International, Inc. *		118,271
7,600	VeriFone Systems, Inc. * (a)		127,756
			246,027
	TELECOMMUNICATIONS - 6.4%
11,000	Cisco Systems, Inc. (a)		267,410
7,000	Vivendi		132,385
13,000	Vodafone Group PLC		373,685
			773,480
	WATER - 2.2%
12,485	Suez Environnement Co.		161,047
308,000	Thai Tap Water Supply PCL		99,994
			261,041

	TOTAL COMMON STOCK (Cost - $6,558,130)		6,904,726

Principal
	CORPORATE BONDS - 34.6%
	BANKS - 4.1%
$ 62,000	Ally Financial Inc., 6.25% 11/15/2013		62,620
431,000	Eksportfinans ASA, 3.00% 11/17/2014		429,923
			492,543
	BEVERAGES - 2.6%
135,000	Coca-Cola HBC Finance BV, 5.125% 9/17/2013		135,736
166,000	Constellation Brands, Inc, 8.375% 12/15/2014		179,072
			314,808
	BUILDING MATERIALS - 0.4%
49,000	Lafarge North America, Inc., 6.875% 7/15/2013		49,000

	COMMERCIAL SERVICES - 4.2%
175,000	Deluxe Corp, 5.125% 10/1/2014		179,375
315,000	RR Donnelley & Sons Co., 4.95% 4/1/2014		320,119
			499,494
CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Principal			Value
	CORPORATE BONDS - 34.6% (Continued)
	DIVERSIFIED FINANCIAL SERVICES - 3.8%
$ 155,000	Ford Motor Credit Co. LLC, 8.00% 6/1/2014		$ 163,806
175,000	Springleaf Finance Corp, 5.80% 9/15/2013		174,125
120,000	Springleaf Finance Corp, 6.00% 10/15/2014		118,279
			456,210
	HEALTHCARE-SERVICES - 1.7%
101,000	HCA, Inc., 7.19% 11/15/2015		108,322
90,000	HCA, Inc., 9.00% 12/15/2014		96,412
			204,734
	HOME BUILDERS - 1.4%
164,000	K Hovnanian Enterprises, Inc., 6.50% 1/15/2014		167,485

	IRON/STEEL - 1.7%
200,000	ArcelorMittal USA LLC, 6.50% 4/15/2014		206,500

	LEISURE TIME - 0.5%
62,000	Royal Caribbean Cruises Ltd., 6.875% 12/1/2013		63,085

	LODGING - 5.0%
226,000	MGM Resorts International, 5.875% 2/27/2014		230,239
121,000	MGM Resorts International, 6.625% 7/15/2015		129,017
225,000	Wynn Las Vegas LLC, 7.875% 11/1/2017		237,375
			596,631
	MACHINERY-DIVERSIFIED - 0.8%
100,000	Case New Holland Inc., 7.75% 9/1/2013		100,750

	MEDIA - 1.7%
125,000	DISH DBS Corp., 6.625% 10/1/2014		130,312
70,000	DISH DBS Corp., 7.00% 10/1/2013		70,612
			200,924
	MULTI-NATIONAL - 1.3%
5,200,000	International Bank for Reconstruction & Development, 6.25% 7/10/2014		158,283

	RETAIL - 1.0%
115,000	Wendy's International Inc., 6.20% 6/15/2014		119,456

	TELECOMMUNICATIONS - 4.4%
165,000	Alestra SA de CV, 11.75% 8/11/2014		179,644
169,000	Telecom Italia Capital SA, 5.25% 11/15/2013		170,898
131,000	Telecom Italia Capital SA, 6.175% 6/18/2014		135,542
39,000	Telecom Italia Capital SA, 4.95% 9/30/2014		40,219
			526,303

	TOTAL CORPORATE BONDS (Cost - $4,183,025)		4,156,206
Shares
	SHORT-TERM INVESTMENTS - 9.8%
1,170,798	Fidelity Institutional Money Market Portfolio, Class I, 0.12% **		1,170,798
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,170,798)		1,170,798

	TOTAL INVESTMENTS - 101.9% (Cost - $11,911,953) (c)		$ 12,231,730
	LIABILITIES IN EXCESS OTHER ASSETS - (1.9%)		(230,359)
	NET ASSETS - 100.0%		$ 12,001,371
CATALYST FUNDS
CATALYST/MAP GLOBAL TOTAL RETURN INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
		Expiration Date -
Contracts (b)		Exercise Price	Value
	CALL OPTIONS WRITTEN- (1.2%)
275	Brocade Communications Systems, Inc.	10/19/2013 - $6.00	$ 9,075
35	Cisco Systems, Inc.	01/18/2014 - $22.00	11,025
60	Cisco Systems, Inc.	01/18/2014 - $25.00	8,100
25	Consolidated Edison Inc.	01/18/2014 - $57.50	6,688
100	Ford Motor Co.	01/18/2014 - $10.00	56,000
60	Ford Motor Co.	01/18/2014 - $12.00	21,960
40	Marathon Oil Corp.	01/18/2014 - $30.00	22,800
11	Newmont Mining Corp.	01/18/2014 - $45.00	440
12	Novartis AG	01/18/2014 - $72.50	3,480
41	VeriFone Systems, Inc.	01/18/2014 - $35.00	410
110	Wendy's Co.	11/16/2013 - $6.00	3,300
100	Wendy's Co.	02/22/2014 - $6.00	3,600
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $86,286) (c)		$ 146,878

* Non-income producing security.
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily.
ADR - American Depositary Receipt.
LLC - Limited Liablilty Company.
PLC - Public Liability Company.
(a) All or a portion of this security is segregated as collateral for call options written.
(b) One contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including call options written, is $11,826,093 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation	$ 846,967
		Unrealized depreciation	(588,208)
		Net unrealized appreciation	$ 258,759
As of June 30, 2013, the Fund's debt and equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
Australia			2.1%
Britain			8.8%
Canada			3.2%
France			6.9%
Germany			1.2%
Italy			0.7%
Liberia			0.5%
Luxembourg			5.6%
Malaysia			1.5%
Mexico			1.5%
Netherlands			3.3%
Norway			4.3%
South Africa			1.7%
Supranational			1.3%
Switzerland			1.8%
Thailand			2.3%
United States			45.4%
		Total Debt and Equity Holdings	92.1%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/CP CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares			Value
	COMMON STOCK - 98.5%
	AIRLINES - 4.4%
80,000	Southwest Airlines Co.		$ 1,031,200

	CHEMICALS - 12.6%
9,000	Ecolab, Inc.		766,710
11,000	Monsanto Co.		1,086,800
7,630	PPG Industries, Inc.		1,117,108
			2,970,618
	COMMERCIAL SERVICES - 6.1%
2,500	Mastercard, Inc. - Cl. A		1,436,250

	DIVERSIFIED FINANCIAL SERVICES - 4.4%
4,000	BlackRock, Inc.		1,027,400

	FOOD - 9.8%
35,490	ConAgra Foods, Inc.		1,239,666
12,000	Hershey Co.		1,071,360
			2,311,026
	HEALTHCARE-SERVICES - 2.8%
14,360	Community Health Systems, Inc.		673,197

	HOME BUILDERS - 4.7%
58,470	PulteGroup, Inc. *		1,109,176

	HOUSEHOLD PRODUCTS/WARES - 5.0%
27,520	Avery Dennison Corp.		1,176,755

	INSURANCE - 4.1%
12,000	Travelers Cos, Inc.		959,040

	MACHINERY-DIVERSIFIED - 4.9%
21,600	Flowserve Corp.		1,166,616

	MEDIA - 5.7%
23,120	Time Warner, Inc.		1,336,798

	MISCELLANEOUS MANUFACTURING - 2.0%
8,000	Crane Co.		479,360

	PHARMACEUTICALS - 6.8%
12,640	Actavis, Inc. *		1,595,421

	PRIVATE EQUITY - 5.0%
60,150	KKR & Co. LP		1,182,549

	RETAIL - 13.7%
57,270	Fifth & Pacific Cos, Inc. *		1,279,412
18,000	Home Depot, Inc.		1,394,460
39,070	Sonic Corp. *		568,859
			3,242,731
	TELECOMMUNICATIONS - 3.3%
16,000	NeuStar, Inc. - Cl. A *		778,880

	TRANSPORTATION - 3.2%
9,000	Genesee & Wyoming, Inc. - Cl. A.*		763,560

	TOTAL COMMON STOCK (Cost - $19,479,281)		23,240,577
CATALYST FUNDS
CATALYST/CP CORE EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares			Value
	SHORT-TERM INVESTMENTS - 1.1%
252,610	Federated Treasury Obligations Fund, Institutional Class, 0.01%**		$ 252,610
	TOTAL SHORT-TERM INVESTMENTS (Cost - $252,610)		252,610

	TOTAL INVESTMENTS - 99.6% (Cost - $19,731,891) (a)		$ 23,493,187
	OTHER ASSETS LESS LIABILITIES - 0.4%		93,739
	NET ASSETS - 100.0%		$ 23,586,926

* Non-income producing security.
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $19,715,650 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 3,914,518
		Unrealized depreciation	(136,981)
		Net unrealized appreciation	$ 3,777,537

As of June 30, 2013, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
United States			98.5%
		Total Equity Holdings	98.5%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares				Value
	COMMON STOCK - 97.2%
	ADVERTISING - 4.8%
25,593	Valuevision Media, Inc. - Cl. A *(a)			$ 130,780

	AEROSPACE/DEFENSE - 7.7%
2,202	Kaman Corp. (a)			76,101
20,559	Kratos Defense & Security Solutions, Inc. *(a)			133,223
				209,324
	AUTO PARTS & EQUIPMENT - 4.0%
1,502	Icahn Enterprises LP (a)			109,301

	BANKS - 4.3%
14,936	Huntington Bancshares, Inc. (a)			117,696

	CHEMICALS - 2.6%
5,223	Valhi, Inc. (a)			71,764

	COAL - 6.6%
4,474	Natural Resource Partners LP (a)			92,030
4,009	SunCoke Energy Partners LP (a)			88,599
				180,629
	COMMERCIAL SERVICES - 5.5%
3,743	ExamWorks Group, Inc. *(a)			79,464
2,582	Iron Mountain, Inc. (a)			68,707
				148,171
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.1%
11,657	GrafTech International Ltd. *(a)			84,863

	ENTERTAINMENT - 3.1%
1,928	Marriott Vacations Worldwide Corp. *(a)			83,367

	HEALTHCARE-PRODUCTS - 2.8%
2,791	Orthofix International NV *			75,078

	INSURANCE - 3.4%
11,522	Meadowbrook Insurance Group, Inc. (a)			92,522

	MACHINERY-DIVERSIFIED - 2.9%
1,167	DXP Enterprises, Inc. *(a)			77,722

	MEDIA - 3.7%
13,741	Digital Generation, Inc. *(a)			101,271

	METAL FABRICATE/HARDWARE - 3.3%
3,710	Olympic Steel, Inc. (a)			90,895

	OIL & GAS - 14.1%
1,455	Apache Corp. (a)			121,973
4,971	Energy XXI Bermuda Ltd. (a)			110,257
2,404	Linn Energy LLC			79,765
6,070	Swift Energy Co. *(a)			72,779
				384,774
	PHARMACEUTICALS - 7.7%
15,524	Opko Health, Inc. *(a)			110,220
3,260	Zoetis Inc. (a)			100,701
				210,921
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	COMMON STOCK - 97.2% (Continued)
	PIPELINES - 8.9%
1,744	Sunoco Logistics Partners LP (a)			$ 111,529
2,007	Western Gas Partners LP (a)			130,233
				241,762
	REITS - 2.8%
16,435	ARMOUR Residential REIT, Inc. (a)			77,409

	SEMICONDUCTORS - 3.0%
37,011	Mattson Technology, Inc. *			80,684

	TELECOMMUNICATIONS - 2.9%
10,109	Windstream Corp. (a)			77,940

	TOTAL COMMON STOCK (Cost - $2,529,383)			2,646,873

	SHORT-TERM INVESTMENTS - 13.8%
375,745	Fidelity Institutional Money Market Portfolio, Class I, 0.12%**(a)			375,745
	TOTAL SHORT-TERM INVESTMENTS (Cost - $375,745)			375,745

	TOTAL INVESTMENTS - 111.0% (Cost - $2,905,128) (b)			$ 3,022,618
	LIABILITIES IN EXCESS OF OTHER ASSETS - (11.0%)			(299,614)
	NET ASSETS - 100.0%			$ 2,723,004

	SECURITIES SOLD SHORT - (98.9%)
	COMMON STOCK - (98.9%)
	AIRLINES - (1.0%)
510	Alaska Air Group, Inc. *			$ 26,520

	APPAREL - (2.3%)
530	G-III Apparel Group Ltd. *			25,504
1,781	Perry Ellis International, Inc.			36,172
				61,676
	AUTO PARTS & EQUIPMENT - (6.4%)
394	BorgWarner, Inc. *			33,943
858	Dorman Products, Inc.			39,151
2,032	Gentherm, Inc. *			37,734
1,379	Tower International, Inc. *			27,290
529	TRW Automotive Holdings Corp. *			35,147
				173,265
	BANKS - (1.3%)
439	SVB Financial Group *			36,577

	BEVERAGES - (1.2%)
552	Monster Beverage Corp. *			33,545

	BIOTECHNOLOGY - (1.0%)
825	Seattle Genetics, Inc. *			25,955

	BUILDING MATERIALS - (1.0%)
1,192	USG Corp. *			27,476

	CHEMICALS - (1.3%)
1,273	American Pacific Corp. *			36,090
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	SECURITIES SOLD SHORT - (98.9%) (Continued)
	COMMON STOCK - (98.9%) (Continued)
	COMMERCIAL SERVICES - (15.4%)
927	American Public Education, Inc. *			$ 34,447
1,080	Avis Budget Group, Inc. *			31,050
547	Gartner, Inc. *			31,174
1,677	Genpact Ltd.			32,265
2,089	Kforce, Inc.			30,499
1,284	On Assignment, Inc. *			34,308
767	PAREXEL International Corp. *			35,236
2,962	Performant Financial Corp. *			34,330
651	Steiner Leisure Ltd. *			34,412
780	Team Inc. *			29,523
1,519	TrueBlue, Inc. *			31,975
595	United Rentals, Inc. *			29,696
515	Verisk Analytics, Inc. - Cl. A *			30,745
				419,660
	COMPUTERES- (7.2%)
1,168	Electronics for Imaging, Inc. *			33,043
1,862	iGATE Corp. *			30,574
1,753	Insight Enterprises, Inc. *			31,098
446	Manhattan Associates, Inc. *			34,413
575	SanDisk Corp. *			35,133
1,414	Virtusa Corp. *			31,334
				195,595
	DISTRIBUTION/WHOLESALE - (2.4%)
1,787	Ingram Micro, Inc. - Cl. A *			33,935
262	MWI Veterinary Supply, Inc. *			32,289
				66,224
	DIVERSIFIED FINANCIAL SERVICES - (2.6%)
1,870	INTL. FCStone, Inc. *			32,632
255	Portfolio Recovery Associates, Inc. *			39,176
				71,808
	ENVIRONMENTAL CONTROL - (1.1%)
2,027	Heritage-Crystal Clean, Inc. *			29,614

	FOOD - (1.2%)
4,051	Inventure Foods, Inc. *			33,866

	HEALTHCARE-PRODUCTS - (4.6%)
735	Abaxis, Inc.			34,920
2,663	Cutera, Inc. *			23,434
1,689	Exactech, Inc. *			33,358
346	Henry Schein, Inc. *			33,130
				124,842
	HEALTHCARE-SERVICES - (4.5%)
969	Acadia Healthcare Co., Inc. *			32,045
1,231	Emeritus Corp. *			28,535
3,020	Kindred Healthcare, Inc. *			39,653
1,145	LHC Group, Inc. *			22,419
				122,652
	HOME BUILDERS - (1.1%)
912	Toll Brothers, Inc. *			29,759

	INTERNET - (3.8%)
590	eBay, Inc. *			30,515
705	Shutterfly, Inc. *			39,332
1,602	TIBCO Software, Inc. *			34,283
				104,130
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	SECURITIES SOLD SHORT - (98.9%) (Continued)
	COMMON STOCK - (98.9%) (Continued)
	MACHINERY-DIVERSIFIED - (1.4%)
402	Chart Industries, Inc. *			$ 37,824

	MISCELLANEOUS MANUFACTURING - (2.9%)
0	Eaton Corp. PLC			16
617	Proto Labs, Inc. *			40,086
1,030	Trimas Corp. *			38,398
				78,500
	OIL & GAS - (2.1%)
1,761	Denbury Resources, Inc. *			30,501
3,347	Resolute Energy Corp. *			26,709
				57,210
	OIL & GAS SERVICES - (1.1%)
1,591	C&J Energy Services, Inc. *			30,818

	PACKAGING & CONTAINERS - (2.3%)
409	AEP Industries, Inc. *			30,425
4,165	Graphic Packaging Holding Co. *			32,237
				62,662
	PHARMACEUTICALS - (1.4%)
295	Actavis, Inc. *			37,235

	PRIVATE EQUITY - (1.0%)
2,077	American Capital Ltd. *			26,316

	RETAIL - (5.1%)
6,303	Destination XL Group, Inc. *			39,961
519	Genesco, Inc. *			34,768
1,314	Haverty Furniture Cos, Inc.			30,235
1,587	Rush Enterprises, Inc. - Cl. B *			34,152
				139,116
	SAVINGS & LOANS - (1.2%)
3,151	Kearny Financial Corp. *			33,054

	SEMICONDUCTORS - (4.8%)
1,339	Monolithic Power Systems, Inc.			32,283
2,758	Rudolph Technologies, Inc. *			30,890
984	Semtech Corp. *			34,469
2,400	Volterra Semiconductor Corp. *			33,888
				131,530
	SOFTWARE - (8.1%)
692	Adobe Systems, Inc. *			31,527
816	Autodesk, Inc. *			27,695
1,204	Bottomline Technologies, Inc. *			30,449
887	Cornerstone OnDemand Inc. *			38,398
1,693	MedAssets, Inc. *			30,034
1,533	RealPage, Inc. *			28,115
949	Verint Systems, Inc. *			33,661
				219,879
	TELECOMMUNICATIONS - (3.4%)
801	EchoStar Corp. - Cl. A *			31,327
1,672	Ixia *			30,765
508	Loral Space & Communications, Inc.			30,470
				92,562
CATALYST FUNDS
CATALYST INSIDER LONG/SHORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	SECURITIES SOLD SHORT - (98.9%) (Continued)
	COMMON STOCK - (98.9%) (Continued)
	TRANSPORTATION - (3.5%)
824	Atlas Air Worldwide Holdings, Inc. *			$ 36,058
414	Kirby Corp. *			32,929
842	Saia, Inc. *			25,235
				94,222
	TRUCKING & LEASING - (1.2%)
1,402	Greenbrier Cos, Inc. *			34,167

	TOTAL SECURITIES SOLD SHORT (Proceeds - $2,518,738) (b)			$ 2,694,349

* Non-income producing security.
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily.
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Liability Company
(a) All or a portion of this security is segregated as collateral for securities sold short.

(b) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short, is $387,320 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation	$ 286,793
			Unrealized depreciation	(345,844)
			Net unrealized depreciation	$ (59,051)

As of June 30, 2013, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer		Sold Short Percentage		Long Percentage
BAHAMAS		(1.3)%		0.0%
BERMUDA		(1.2)%		4.0%
CURACAO		0.0%		2.8%
IRELAND		0.0%		0.0%
UNITED STATES		(96.4)%		90.4%
	Total Equity Holdings	(98.9)%		97.2%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares				Value
	COMMON STOCK - 83.7%
	AEROSPACE/DEFENSE - 0.9%
50,000	API Technologies Corp. *			$ 140,000

	BEVERAGES - 2.6%
25,000	DE Master Blenders 1753 NV *			399,688

	BIOTECHNOLOGY - 1.9%
35,000	PROLOR Biotech, Inc. *			220,150
15,000	Protalix BioTherapeutics, Inc. *			73,650
				293,800
	COMMERCIAL SERVICES - 7.9%
8,750	ADT Corp (a)			348,688
11,250	Heidrick & Struggles International, Inc.			188,100
17,044	Lender Processing Services, Inc.			551,373
43,400	Odyssey Marine Exploration, Inc. *			128,464
				1,216,625
	COMPUTERS - 0.6%
80,160	Overland Storage, Inc. *			91,382
50,000	StorageNetworks Inc. * #			-
				91,382
	ELECTRIC - 1.9%
12,500	NV Energy, Inc.			293,250

	ENERGY-ALTERNATE SOURCES - 1.1%
101,195	Lightbridge Corp. *			173,043

	FOOD - 3.6%
17,500	Dole Food Co., Inc. *			223,125
10,000	Smithfield Foods, Inc. * (a)			327,500
				550,625
	FOREST PRODUCTS & PAPER - 6.0%
25,000	Buckeye Technologies, Inc. (a)			926,000

	HEALTHCARE-PRODUCTS - 6.1%
40,000	American Medical Alert Corp. * #			40
7,500	Covidien PLC (a)			471,300
9,767	Cynosure Inc., - Cl. A *			253,739
42,156	Merge Healthcare, Inc. *			151,762
21,670	Wright Medical Group, Inc. *			58,726
				935,567
	LODGING - 2.1%
7,500	Ameristar Casinos, Inc.			197,175
2,500	Las Vegas Sands Corp. (a)			132,325
				329,500
	MEDIA - 9.4%
6,996	Twenty-First Century Fox , Inc.			228,070
55,000	Belo Corp. - Cl. A			767,250
10,000	Fisher Communications, Inc. (a)			410,800
1,628	Starz - Cl. A *			35,979
				1,442,099
	MINING - 1.7%
35,000	African Barrick Gold PLC			50,981
300,000	Crocodile Gold Corp. *			33,396
3,808	Freeport-McMoRan Copper & Gold, Inc. (a)			105,131
75,000	IC Potash Corp. *			33,460
67,000	US Silver & Gold, Inc. *			38,119
				261,087
CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	COMMON STOCK - 83.7% (Continued)
	OIL & GAS - 6.0%
39,000	Arsenal Energy, Inc. *			$ 14,940
5,000	Coastal Energy Co. *			65,096
35,000	Crimson Exploration, Inc. *			98,700
500,000	Dejour Energy, Inc. *			97,500
56,126	Gulf Coast Ultra Deep Royalty Trust *			114,497
50,000	Ithaca Energy, Inc. *			79,973
100,000	Novus Energy, Inc. *			60,734
10,000	Pioneer Southwest Energy Partners LP (a)			342,800
17,639	Storm Resources Ltd. *			45,160
				919,400
	OIL & GAS SERVICES - 1.4%
5,400	ShawCor Ltd.			212,805

	PHARMACEUTICALS - 16.0%
3,500	Actavis Inc. *			441,770
34,000	Elan Corp. PLC ADR *			480,760
11,600	Opko Health, Inc. *			82,360
10,000	Optimer Pharmaceuticals, Inc. *			144,700
80,000	Sanofi *			154,400
11,000	Theravance, Inc. (a) *			423,830
5,000	Valeant Pharmaceuticals International, Inc. *			430,400
15,000	Warner Chilcott PLC Cl. A			298,200
				2,456,420
	REITS - 7.2%
8,380	Chambers Street Properties *			83,800
37,500	American Realty Capital Properties, Inc.			572,250
25,000	CapLease, Inc.			211,000
75,000	MPG Office Trust, Inc. *			235,500
				1,102,550
	RETAIL - 0.6%
24,925	Office Depot, Inc. *			96,460

	SAVINGS & LOANS - 1.8%
11,500	BCSB Bancorp, Inc. *			269,215

	SOFTWARE - 1.5%
5,000	BMC Software, Inc. * (a)			225,700

	TELECOMMUNICATIONS - 3.4%
100,000	Multiband Corp. *			317,000
3,500	Rogers Communications, Inc. - Cl. B			137,200
2,500	T-Mobile US, Inc. *			62,025
				516,225
	TOTAL COMMON STOCK (Cost - $13,508,603)			12,851,441

	EXCHANGE TRADED FUNDS - 10.1%
	DEBT FUND - 4.4%
5,000	iPath US Treasury Steepener ETN *			196,600
3,000	iShares Barclays 20+ Year Treasury Bond Fund			331,320
2,000	ProShares UltraShort 20+ Year Treasury *			144,860
				672,780
	EQUITY FUND - 5.7%
5,600	Direxion Daily Financial Bull 3X Shares *			356,496
25,000	iPATH S&P 500 VIX Short-Term Futures ETN *			518,500
				874,996
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,730,286)			1,547,776

CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	PREFERRED STOCK - 1.1%
	ELECTRIC - 1.1%
20,328	Genie Energy Ltd.			$ 162,644
	TOTAL PREFERRED STOCK (Cost - $157,804)			162,644

		Expiration Date -
	WARRANTS - 2.5%	Exercise Price
	PIPELINES - 2.5%
75,000	Kinder Morgan, Inc. *	05/25/2017 - $40.00		384,000
	TOTAL WARRANTS (Cost - $265,454)			384,000
Contracts (b)

	PURCHASED CALL OPTIONS - 0.4%
196	American Realty Capital	07/20/2013 - $17.50		1,960
125	Dell Inc.	01/18/2014 - $13.00		8,875
150	Dell Inc.	08/17/2013 - $14.00		1,500
50	ExactTarget Inc.	07/20/2013 - $22.50		56,000
300	Gramercy Capital Corp.	08/17/2013 - $5.00		1,500
50	Huntsman Corp.	08/17/2013 - $20.00		1,000
	TOTAL PURCHASED CALL OPTIONS (Cost -$84,865)			70,835

	TOTAL INVESTMENTS - 97.8% (Cost - $15,747,012) (c)			$ 15,016,696
	OTHER ASSETS LESS LIABILITIES - 2.2%			341,988
	NET ASSETS - 100.0%			$ 15,358,684
Shares
	SECURITIES SOLD SHORT - (35.8%)
	COMMON STOCK - (13.8%)
	BANKS - (2.0%)
1,691	M&T Bank Corp.			$ 188,969
10,000	FNB Corp			120,800
				309,769
	HEALTHCARE-PRODUCTS - (1.6%)
9,622	Cynosure Inc. - Cl. A *			249,980

	INSURANCE - (1.4%)
9,000	Fidelity National Financial, Inc. - Cl. A *			214,290

	OIL & GAS - (2.1%)
2,234	Pioneer Natural Resources Co. *			323,371

	PHARMACEUTICALS - (3.2%)
9,200	Opko Health Inc. *			65,320
5,000	Valeant Pharmaceuticals International, Inc. *			430,400
				495,720
	REITS - (1.7%)
5,950	Realty Income Corp. *			249,424

	RETAIL - (1.8%)
4,100	Target Corp. *			282,326
	TOTAL COMMON STOCK SOLD SHORT (Proceeds -$2,109,270)			2,124,880
CATALYST FUNDS
CATALYST EVENT ARBITRAGE FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares				Value
	EXCHANGE TRADED FUNDS SOLD SHORT - (22.0%)
	EQUITY FUNDS - (22.0%)
11,450	Consumer Staples Select Sector SPDR Fund *			$ 454,222
12,100	Direxion Daily Financial Bull 3X Shares *			770,286
10,000	Health Care Select Sector SPDR Fund *			476,100
2,000	iShares Dow Jones US Real Estate Index Fund *			132,780
6,500	iShares Russell 2000 Index Fund *			631,540
3,035	Market Vectors Oil Service ETF *			129,837
8,000	Materials Select Sector SPDR Fund *			306,720
3,000	SPDR S&P 500 ETF Trust *			480,030
	TOTAL EXCHANGE TRADED FUNDS SOLD SHORT (Proceeds -$3,306,042)			3,381,515
	TOTAL SECURITIES SOLD SHORT (Proceeds - $5,415,312) (c)			$ 5,506,395
		Expiration Date -
Contracts(b)		Exercise Price
	OPTIONS WRITTEN - (0.1%)
	PUT OPTIONS WRITTEN - (0.0%)
100	Dell Inc.	08/17/2013 - $14.00		$ 7,300
	TOTAL PUT OPTIONS WRITTEN (Premiums received - $4,521)			7,300

	CALL OPTIONS WRITTEN - (0.1%)
49	Opko Health Inc.	07/20/2013 - $6.00		5,390
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $4,849)			5,390

	TOTAL OPTIONS WRITTEN (Premiums received - $9,370) (c)			$ 12,690
* Non-income producing security.
# The value of this security has been determined in good faith under policies of the Board of Trustees.
ADR - American Depositary Receipt.
PLC - Public Liability Company.
LP - Limited Partnership
(a) All or a portion of this security is segregated as collateral for options written and securities sold short.
(b) Each contract is equivalent to 100 shares of common stock.

(c) Represents cost for financial purposes. Aggregate cost for federal tax purposes, including securities sold short and options written, is $10,354,704 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation	$ 699,165
			Unrealized depreciation	(1,556,258)
			Net unrealized depreciation	$ (857,093)

As of June 30, 2013, the Fund's equity, exchange traded funds, preferred stock and warrants holdings were divided among geographic sectors as as follows and are subject to chang:

Country of Issuer		Sold Short Percentage		Long Percentage
BRITAIN		-		0.9%
CANADA		-		5.0%
FRANCE		-		1.0%
IRELAND		-		8.4%
ISREAL		-		0.0%
NETHERLANDS		-		2.7%
UNITED STATES		(35.8)%		79.8%
	Total Equity Holdings	(35.8)%		97.8%

Percentages in the above table are based on net assets of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares			Value
	COMMON STOCK - 97.6%
	ADVERTISING - 4.0%
10,591	Omnicom Group, Inc.		$ 665,856

	AEROSPACE/DEFENSE - 12.5%
7,695	L-3 Communications Holdings, Inc.		659,769
8,776	Northrop Grumman Corp.		726,653
10,649	Raytheon Co.		704,112
			2,090,534
	AGRICULTURE - 8.0%
15,414	Lorillard, Inc.		673,284
13,940	Reynolds American, Inc.		674,278
			1,347,562
	APPAREL - 4.2%
12,300	Coach, Inc.		702,207

	BIOTECHNOLOGY - 3.6%
6,048	Amgen, Inc.		596,696

	COMPUTERS - 6.8%
1,430	Apple, Inc.		566,394
3,013	International Business Machines Corp.		575,814
			1,142,208
	ELECTRICAL COMPONENTS & EQUIPMENT - 3.7%
11,299	Emerson Electric Co.		616,247

	HEALTHCARE-PRODUCTS - 4.2%
15,438	St. Jude Medical, Inc.		704,436

	LEISURE TIME - 3.9%
6,834	Polaris Industries, Inc.		649,230

	MACHINERY-DIVERSIFIED - 3.6%
7,318	Rockwell Automation, Inc.		608,419

	MEDIA - 4.0%
9,939	Viacom, Inc. - Cl. A		680,225

	MISCELLANEOUS MANUFACTURING - 8.2%
8,607	Dover Corp.		668,420
10,145	Illinois Tool Works, Inc.		701,730
			1,370,150
	OIL & GAS - 3.2%
12,540	HollyFrontier Corp.		536,461

	PHARMACEUTICALS - 11.2%
17,711	Abbott Laboratories		617,760
14,787	Cardinal Health, Inc.		697,946
11,340	Eli Lilly & Co.		557,021
			1,872,727
	SEMICONDUCTORS - 4.0%
11,906	KLA-Tencor Corp.		663,521

	SOFTWARE - 8.7%
25,031	CA, Inc.		716,638
21,531	Microsoft Corp.		743,465
			1,460,103
CATALYST FUNDS
CATALYST/LYONS TACTICAL ALLOCATION FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013

Shares			Value
	COMMON STOCK - 97.6% (Continued)
	TOYS/GAMES/HOBBIES - 3.8%
14,186	Mattel, Inc.		$ 642,768

	TOTAL COMMON STOCK (Cost - $15,324,485)		16,349,350

	SHORT-TERM INVESTMENTS - 2.3%
389,939	Fidelity Institutional Money Market Portfolio,Class I, 0.12% *		389,939
	TOTAL SHORT-TERM INVESTMENTS (Cost - $389,939)		389,939

	TOTAL INVESTMENTS - 99.9% (Cost - $15,714,424)(a)		$ 16,739,289
	OTHER ASSETS LESS LIABILITIES - 0.1%		15,886
	NET ASSETS - 100.0%		$ 16,755,175

* Rate shown represents the rate at June 30, 2013, is subject to change and resets daily.
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes is $15,714,911 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
		Unrealized appreciation	$ 1,249,667
		Unrealized depreciation	(225,289)
		Net unrealized appreciation	$ 1,024,378

As of June 30, 2013, the Fund's equity holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer			Percentage
UNITED STATES			97.6%
		Total Equity Holdings	97.6%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS
June 30, 2013

Shares					Value

	EXCHANGE TRADED FUNDS - 4.3%
	DEBT FUND - 4.3%
12,000	PowerShares Senior Loan Portfolio				$ 297,000
	TOTAL EXCHANGE TRADED FUNDS (Cost - $298,917)				297,000

Par Value		Coupon Rate (%)		Maturity

	CORPORATE BONDS- 9.7%
	AIRLINES - 1.4%	6.375	*	6/1/2018	98,250
$ 100,000	United Continental Holdings, Inc.

	COMMERCIAL SERVICES - 6.9%	6.00	*	5/15/2015	480,000
500,000	Harland Clarke Holdings Corp.

	COSMETICS/PERSONAL CARE - 1.4%	4.625	*	5/15/2021	97,625
100,000	First Quality Finance Co., Inc. #
					675,875
	TOTAL CORPORATE BONDS (Cost - $697,612)

	BANK LOANS - 90.0%
248,750	Alcatel Lucent USA, Inc	7.25		1/30/2019	251,601
249,373	Altisource Portfolio Solutions	5.75		11/27/2019	250,932
498,554	Avaya, Inc.	8.00		3/31/2018	468,775
249,375	Axalta Coatings System	4.75		1/1/2020	249,782
249,375	CDW LLC	3.50		4/25/2020	246,375
250,000	Clear Channel Communications, Inc.	6.94		1/22/2019	228,333
250,000	CTI Foods Holding Co.	4.50		6/14/2020	249,219
249,375	FairPoint Communications, Inc	7.50	*	2/11/2019	244,744
250,000	First Data Corporation	4.19	*	3/24/2017	244,766
250,000	Freescale Semiconductor, Inc.	5.00	*	2/13/2020	248,571
250,000	Harland Clarke Holdings	7.00	*	5/22/2018	241,027
250,000	Lightower Fiber Networks	4.50	*	4/1/2020	248,908
249,375	MoneyGram International, Inc.	4.25	*	3/27/2020	250,467
166,667	Orbitz Worldwide, Inc.	4.50	*	9/25/2017	167,917
250,000	PrePaid Legal Services, Inc.	6.25	*	7/1/2019	250,209
250,000	Ruby Western Pipeline Holdings, LLC	3.50	*	3/1/2020	250,000
249,375	Sun Products Corp	5.50	*	3/21/2020	247,349
205,305	Sungard Data Systems, Inc.	4.00	*	3/7/2020	205,664
248,750	TI Group Automotive Systems, LLC	5.50	*	3/27/2019	251,705
245,370	TNS, Inc.	5.00	*	2/15/2019	246,802
250,000	Travelport LLC	6.25	*	6/26/2019	247,813
225,000	Tronox, Inc.	4.50	*	3/13/2020	226,432
250,000	United Air Lines, Inc. & Continental Airlines, Inc.	4.00	*	3/1/2019	250,156
243,671	Walter Investment MGMT Corp.	5.75	*	11/28/2017	244,889
249,375	Wide Open West Finance, LLC	4.75	*	4/1/2019	250,518
	TOTAL BANK LOANS (Cost -$6,256,964)				6,262,954

Shares
	SHORT-TERM INVESTMENTS - 5.9%
415,483	Fidelity Institutional Government Money Market Fund, Class I, 0.01%**				415,483
	TOTAL SHORT-TERM INVESTMENTS (Cost - $415,483)				415,483

	TOTAL INVESTMENTS - 109.9% (Cost - $7,668,976) (a)				$ 7,651,312
	LIABILITIES IN EXCESS OF OTHER ASSETS - (9.9%)				(690,244)
	NET ASSETS - 100.0%				$ 6,961,068

CATALYST FUNDS
CATALYST/PRINCETON FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2013
* Floating Rate, rate shown represents the rate at June 30, 2013.
** Rate shown represents the rate at June 30, 2013, is subject to change and resets daily.

# Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At June 30, 2013, these securities amounted to $97,625 or 1.4% of net assets.

LP - Limited Partnership
LLC - Limited Liability Company
(a) Represents cost for financial purposes. Aggregate cost for federal tax purposes, is $7,668,976 and differs from value by net unrealized appreciation (depreciation) of securities as follows:
				Unrealized appreciation:	$ 33,405
				Unrealized depreciation:	(51,069)
				Net unrealized depreciation:	$ (17,664)

As of June 30, 2013, the Fund's equity and debt holdings were divided among geographic sectors as follows and are subject to change:

Country of Issuer					Long Percentage
UNITED STATES					104.0%
				Total Equity and Debt Holdings	104.0%

Percentages in the above table are based on net assets, excluding short-term investments, of the Fund as of June 30, 2013.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities
June 30, 2013

			Catalyst/SMH	Catalyst/Groesbeck	Catalyst	Catalyst
	Catalyst	Catalyst/SMH	Total Return	Growth of	Strategic	Insider
	Value Fund	High Income Fund	Income Fund	Income Fund	Insider Fund	Buying Fund

ASSETS:
Investments in securities, at cost	$ 46,349,631	$ 110,421,540	$ 56,013,812	$ 13,212,988	$ 14,133,253	$ 5,542,562
Investments in securities, at value including $5,389,256, $0, $0, $0
$970,984, $0 of securities loaned	$ 44,115,440	$ 95,030,634	$ 45,547,439	$ 16,409,342	$ 13,915,633	$ 5,517,167
Receivable for securities sold	1,378,871	-	-	340,827	-	-
Receivable for Fund shares sold	12,159	22,071	199	-	-	98,262
Dividends and interest receivable	56,636	1,737,656	508,252	15,521	26,928	11,408
Due from manager	-	-	-	-	-	2,422
Prepaid expenses and other assets	35,255	34,305	28,490	15,266	27,017	20,386
Total Assets	45,598,361	96,824,666	46,084,380	16,780,956	13,969,578	5,649,645

LIABILITIES:
Call options written (premiums received $0, $0, $328,417, $0, $328,799, $0)	-	-	304,196	-	206,210	-
Management fees payable	30,841	62,864	37,678	11,440	3,632	-
Payable upon return of securities loaned (Note 1)	5,475,337	-	-	-	1,000,374	-
Due to custodian	-	-	4,223	219,663	-	-
Due to broker	-	-	-	-	1,256,288	-
Payable for securities purchased	1,560,459	-	-	-	-	789,296
Payable for Fund shares redeemed	3,736	166,656	146,013	-	52,432	12,246
Accrued 12b-1 fees	70,687	151,555	82,858	25,089	14,785	1,581
Administration fees payable	3,280	8,365	3,854	1,346	1,197	236
Accrued expenses and other liabilities	18,082	21,360	20,409	15,904	17,350	15,089
Total Liabilities	7,162,422	410,800	599,231	273,442	2,552,268	818,448

Net Assets	$ 38,435,939	$ 96,413,866	$ 45,485,149	$ 16,507,514	$ 11,417,310	$ 4,831,197

NET ASSETS CONSIST OF:
Paid in capital	$ 60,558,503	$ 108,170,559	$ 55,998,744	$ 12,938,839	$ 11,272,657	$ 4,726,697
Undistributed net investment income (loss)	411,715	193,502	69,727	-	46,850	12,116
Accumulated net realized gain (loss) on investments,
securities sold short, written options and foreign currency	(20,300,088)	3,440,711	(141,170)	372,321	192,834	117,779
Net unrealized appreciation (depreciation) on investments,
securities sold short, written options and foreign currency	(2,234,191)	(15,390,906)	(10,442,152)	3,196,354	(95,031)	(25,395)
Net Assets	$ 38,435,939	$ 96,413,866	$ 45,485,149	$ 16,507,514	$ 11,417,310	$ 4,831,197

Class A
Net Assets	$ 28,433,492	$ 67,154,180	$ 23,407,856	$ 13,111,263	$ 10,347,863	$ 4,475,483
Shares of beneficial interest outstanding (a)	2,140,778	10,829,546	3,869,958	953,532	875,035	353,679
Net asset value per share	$ 13.28	$ 6.20	$ 6.05	$ 13.75	$ 11.83	$ 12.65
Maximum offering price per share (b)	$ 14.09	$ 6.51	$ 6.42	$ 14.59	$ 12.55	$ 13.42
Minimum redemption price per share (c)	$ 13.15	$ 6.14	$ 5.99	$ 13.61	$ 11.71	$ 12.52

Class C
Net Assets	$ 7,869,606	$ 29,259,686	$ 22,077,293	$ 558,500	$ 1,069,447	$ 355,714
Shares of beneficial interest outstanding (a)	611,284	4,717,301	3,652,421	41,083	91,078	27,579
Net asset value and offering price per share	$ 12.87	$ 6.20	$ 6.04	$ 13.59	$ 11.74	$ 12.90
Minimum redemption price per share (d)	$ 12.74	$ 6.14	$ 5.98	$ 13.45	$ 11.62	$ 12.77

Class I
Net Assets	$ 2,132,841			$ 2,837,751
Shares of beneficial interest outstanding (a)	159,283			206,401
Net asset value, offering price and
redemption price per share	$ 13.39			$ 13.75

(a) Unlimited number of shares of no par value beneficial interest authorized.
(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares of Catalyst Value Fund, Catalyst/SMH Total Return Income Fund,
Catalyst/Groesbeck Growth of Income Fund, Catalyst Strategic Insider Fund and Catalyst Insider Buying Fund, respectively, and 4.75% on Catalyst/SMH High Income Fund.
(c)

Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges

("CDSC") on shares redeemed within 18 months of purchases (excluding shares purchased with reinvested dividends and/or distributions).

(d)	A CDSC OF 1% is imposed in the event of certain redemption transactions within one year following such investments.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Assets and Liabilities (Continued)
June 30, 2013

	Catalyst/MAP	Catalyst/MAP	Catalyst/CP	Catalyst	Catalyst	Catalyst/Lyons	Catalyst/Princeton
	Global Capital	Global Total Return	Core Equity	Insider Long/	Event Arbitrage	Tactical	Floating Rate
	Appreciation Fund	Income Fund	Fund	Short Fund	Fund	Allocation Fund	Income Fund

ASSETS:
Investments in securities, at cost	$ 12,928,246	$ 11,911,953	$ 19,731,891	$ 2,905,128	$ 15,747,012	$ 15,714,424	$ 7,668,976
Investments in securities, at value	$ 13,226,248	$ 12,231,730	$ 23,493,187	$ 3,022,618	$ 15,016,696	$ 16,739,289	$ 7,651,312
Receivable for securities sold	-	-	-	-	776,034	-	10,862
Receivable for Fund shares sold	37,333	55,000	139,370	-	-	12,300	-
Dividends and interest receivable	42,921	77,893	5,095	7,355	25,937	35,698	38,595
Cash	-	-	-	-	328,717	-	-
Due from manager	-	-	-	3,344	-	-	7,640
Deposit with broker	-	-	-	2,385,816	5,617,940	-	-
Prepaid expenses and other assets	18,733	16,808	9,921	18,038	11,967	19,676	15,248
Total Assets	13,325,235	12,381,431	23,647,573	5,437,171	21,777,291	16,806,963	7,723,657

LIABILITIES:
Options written (premiums received $117,277, $86,286, $0, $0, $9,370, $0, $0)	190,415	146,878	-	-	12,690	-	-
Securities sold short (proceeds $0, $0, $0, $2,518,738, $5,415,312, $0, $0)	-	-	-	2,694,349	5,506,395	-	-
Management fees payable	6,513	6,014	15,183	-	12,548	10,259	-
Payable for securities purchased	319,501	199,693	-	-	810,531	-	745,313
Payable for Fund shares redeemed	-	-	-	-	-	3,401	-
Dividends payable on short sales	-	-	-	-	17,792	-	-
Accrued 12b-1 fees	8,222	7,238	26,314	3,733	40,072	20,276	-
Administration fees payable	1,328	1,560	1,834	305	1,496	1,195	370
Accrued expenses and other liabilities	18,433	18,677	17,316	15,780	17,083	16,657	16,906
Total Liabilities	544,412	380,060	60,647	2,714,167	6,418,607	51,788	762,589

Net Assets	$ 12,780,823	$ 12,001,371	$ 23,586,926	$ 2,723,004	$ 15,358,684	$ 16,755,175	$ 6,961,068

NET ASSETS CONSIST OF:
Paid in capital	$ 12,158,343	$ 11,410,760	$ 18,986,785	$ 2,693,749	$ 16,099,529	$ 14,937,072	$ 6,969,562
Undistributed net investment income (loss)	95,452	-	15,164	7,186	(38,222)	85,287	856
Accumulated net realized gain on investments,
securities sold short, written options and foreign currency	302,429	331,299	823,681	80,190	122,096	707,951	8,314
Net unrealized appreciation (depreciation) on investments,
securities sold short, written options and foreign currency	224,599	259,312	3,761,296	(58,121)	(824,719)	1,024,865	(17,664)
Net Assets	$ 12,780,823	$ 12,001,371	$ 23,586,926	$ 2,723,004	$ 15,358,684	$ 16,755,175	$ 6,961,068

Class A
Net Assets	$ 9,735,485	$ 9,626,458	$ 23,331,307	$ 2,104,512	$ 15,114,340	$ 14,261,529	$ 225,499
Shares of beneficial interest outstanding (a)	882,236	884,912	1,881,403	203,523	1,481,207	1,176,937	22,124
Net asset value per share	$ 11.04	$ 10.88	$ 12.40	$ 10.34	$ 10.20	$ 12.12	$ 10.19
Maximum offering price per share (b)	$ 11.71	$ 11.54	$ 13.16	$ 10.97	$ 10.82	$ 12.86	$ 10.70
Minimum redemption price per share (c)	$ 10.93	$ 10.77	$ 12.28	$ 10.24	$ 10.10	$ 12.00	$ 10.09

Class C
Net Assets	$ 3,045,338	$ 2,374,913	$ 255,619	$ 618,492	$ 194,121	$ 2,493,646	$ 46,189
Shares of beneficial interest outstanding (a)	278,732	$ 219,000	20,821	60,357	19,149	207,164	4,535
Net asset value and offering price per share	$ 10.93	$ 10.84	$ 12.28	$ 10.25	$ 10.14	$ 12.04	$ 10.19
Minimum redemption price per share (d)	$ 10.82	$ 10.73	$ 12.16	$ 10.15	$ 10.04	$ 11.92	$ 10.09

Class I
Net Assets					$ 50,223		$ 6,689,380
Shares of beneficial interest outstanding (a)					4,916		656,355
Net asset value, offering price and
redemption price per share					$ 10.22		$ 10.19

(a)	Unlimited number of shares of no par value beneficial interest authorized.
(b)	There is a maximum front-end sales charge (load) of 5.75% imposed on purchases of Class A shares for each Fund excluding Catalyst/Princeton Floating Rate Income Fund which imposes a 4.75%.
(c)	Investments in Class A shares made at or above $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charges ("CDSC") on shares redeemed within 18 months of purchases (excluding shares purchased with reinvested dividends and/or distributions).
(d)	A CDSC OF 1% is imposed in the event of certain redemption transactions within one year following such investments.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Operations
For the Year Ended June 30, 2013

			Catalyst/SMH	Catalyst/Groesbeck	Catalyst	Catalyst
	Catalyst	Catalyst/SMH	Total Return	Growth of	Strategic	Insider
	Value Fund	High Income Fund	Income Fund	Income Fund	Insider Fund	Buying Fund

Investment Income:
Dividend income	$ 1,334,673	$ -	$ 1,520,871	$ 386,113	$ 192,313	$ 27,849
Interest income	1,477	9,260,110	2,032,113	1,063	1,356	90
Securities lending net income	121,858	-	-	-	21,815	-
Foreign tax withheld	(37,183)	-	(9,723)	(1,903)	-	-
Total Investment Income	1,420,825	9,260,110	3,543,261	385,273	215,484	27,939

Operating Expenses:
Investment management fees	557,119	1,207,317	517,237	149,789	74,042	8,446
12b-1 Fees:
Class A	86,294	222,465	69,054	30,028	13,406	2,063
Class C	86,285	317,456	241,023	5,173	5,610	195
Administration fees	45,625	119,460	53,362	17,405	9,601	1,848
Registration fees	41,611	34,693	33,758	28,099	22,460	7,711
Networking fees	31,815	53,482	23,978	2,276	4,425	1,667
Audit fees	12,000	14,000	14,000	12,000	13,000	11,000
Custody fees	8,146	11,757	5,566	4,100	4,549	2,664
Printing expenses	4,542	11,773	5,305	2,223	1,851	1,452
Compliance officer fees	5,538	6,069	6,069	6,902	5,400	5,406
Trustees' fees	3,788	3,788	3,963	3,788	3,789	3,788
Legal fees	1,224	5,161	5,389	1,391	776	1,166
Insurance expenses	1,335	2,599	1,621	1,141	1,001	585
Dividend expense	-	-	-	-	30,308	-
Interest expense	-	-	-	-	39,673	-
Miscellaneous expenses	5,072	4,955	2,997	2,514	1,709	666
Total Operating Expenses	890,394	2,014,975	983,322	266,829	231,600	48,657
Less: Expenses waived/reimbursed
by Manager	(136,728)	(28,192)	(1,211)	(35,609)	(65,295)	(39,984)
Net Operating Expenses	753,666	1,986,783	982,111	231,220	166,305	8,673

Net Investment Income	667,159	7,273,327	2,561,150	154,053	49,179	19,266

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	(3,956,533)	6,038,276	2,818,023	394,314	1,296,888	129,337
Securities sold short	-	-	-	-	(325,915)	-
Distribution of realized gains by
underlying investment companies	-	-	16,127	-	1,322	-
Options purchased	-	-	-	-	114,213	-
Options written	-	-	264,794	-	(305,820)	-
Net realized gain (loss)	(3,956,533)	6,038,276	3,098,944	394,314	780,688	129,337

Net change in unrealized appreciation
(depreciation) on:
Investments	12,676,394	(8,268,215)	684,176	2,147,035	(236,177)	(23,443)
Securities sold short	-	-	-	-	12,366	-
Options purchased	-	-	-	-	(51,175)	-
Options written	-	-	14,607	-	157,592	-
Net change in unrealized appreciation
(depreciation)	12,676,394	(8,268,215)	698,783	2,147,035	(117,394)	(23,443)

Net Realized and Unrealized
Gain (Loss) on Investments	8,719,861	(2,229,939)	3,797,727	2,541,349	663,294	105,894

Net Increase in
Net Assets Resulting
From Operations	$ 9,387,020	$ 5,043,388	$ 6,358,877	$ 2,695,402	$ 712,473	$ 125,160

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS Statements of Operations (Continued) For the Year or Period Ended June 30, 2013

	Catalyst/MAP	Catalyst/MAP	Catalyst/CP	Catalyst	Catalyst	Catalyst/Lyons	Catalyst/Princeton
	Global Capital	Global Total Return	Core Equity	Insider Long/	Event Arbitrage	Tactical Allocation	Floating Rate
	Appreciation Fund	Income Fund	Fund	Short Fund	Fund (a)	Fund (a)	Income Fund (b)

Investment Income:
Dividend Income	$ 381,922	$ 260,026	$ 314,887	$ 46,070	$ 360,627	$ 267,730	$ 16,692
Interest Income	1,543	118,421	21	456	2,149	424	74,010
Foreign tax withheld	(30,760)	(18,585)	-	-	(7,215)	-	-
Total Investment Income	352,705	359,862	314,908	46,526	355,561	268,154	90,702

Operating Expenses:
Investment management fees	93,183	99,629	220,877	31,538	202,631	108,112	19,825
12b-1 fees:
Class A	18,337	19,599	54,752	5,385	40,450	19,950	101
Class C	19,836	21,234	1,867	3,691	648	6,691	132
Administration fees	14,897	19,874	23,296	7,853	20,220	9,690	2,162
Registration fees	18,557	13,298	11,389	9,076	5,771	13,526	5,041
Audit fees	14,000	14,500	13,000	11,860	12,000	11,871	11,866
Compliance officer fees	6,967	5,967	5,495	6,327	6,336	7,451	4,501
Printing expenses	2,039	2,082	3,156	2,391	4,104	2,978	2,623
Custody fees	3,464	3,325	3,591	2,459	9,574	4,939	2,768
Trustees' fees	3,788	3,788	3,788	3,490	3,172	3,172	2,426
Legal fees	1,328	1,348	473	2,311	7,149	3,050	4,371
Networking fees	6,114	5,713	1,596	1,997	399	2,803	2,327
Insurance expenses	1,035	1,048	1,005	28	160	137	20
Dividend expense	-	-	-	14,092	103,882	-	-
Interest expense	-	-	-	10,156	36,725	-	-
Miscellaneous expenses	2,075	2,286	3,502	1,610	4,287	2,751	2,182
Total Operating Expenses	205,620	213,691	347,787	114,264	457,508	197,121	60,345
Less: Expenses waived/reimbursed
by Manager	(46,010)	(43,156)	(48,043)	(55,439)	(33,837)	(62,570)	(52,139)
Net Operating Expenses	159,610	170,535	299,744	58,825	423,671	134,551	8,206

Net Investment Income (Loss)	193,095	189,327	15,164	(12,299)	(68,110)	133,603	82,496

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	341,955	356,322	1,092,491	208,244	831,919	771,959	8,314
Securities sold short	-	-	-	(108,221)	(650,062)	-	-
Options purchased	-	-	-	-	(62,710)	-	-
Options written	77,461	52,403	-	-	291,485	-	-
Foreign currency transactions	(1,386)	(2,444)	-	-	-	-	-
Net realized gain	418,030	406,281	1,092,491	100,023	410,632	771,959	8,314

Net change in unrealized appreciation
(depreciation) on:
Investments	281,897	366,187	2,233,706	92,691	(716,287)	1,024,865	(17,664)
Securities sold short	-	-	-	(177,039)	(91,083)	-	-
Options purchased	-	-	-	-	(14,029)	-	-
Options written	(98,404)	(109,562)	-	-	(3,320)	-	-
Foreign currency translations	(285)	122	-	-	-	-	-
Net change in unrealized appreciation
(depreciation)	183,208	256,747	2,233,706	(84,348)	(824,719)	1,024,865	(17,664)

Net Realized and Unrealized
Gain (Loss) on Investments	601,238	663,028	3,326,197	15,675	(414,087)	1,796,824	(9,350)

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 794,333	$ 852,355	$ 3,341,361	$ 3,376	$ (482,197)	$ 1,930,427	$ 73,146

(a)	The Catalyst Event Arbitrage Fund and the Catalyst/Lyons Tactical Allocation Fund commenced operations on July 2, 2012.
(b)	The Catalyst /Princeton Floating Rate Income Fund commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets
					Catalyst/SMH Total
	Catalyst Value Fund		Catalyst/SMH High Income Fund		Return Income Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Operations:
Net investment income	$ 667,159	$ 1,903,758	$ 7,273,327	$ 9,579,072	$ 2,561,150	$ 3,928,627
Net realized gain (loss) on investments	(3,956,533)	(16,322,002)	6,038,276	2,540,692	3,098,944	(2,132,163)
Net change in unrealized appreciation/
(depreciation) on investments	12,676,394	(7,568,406)	(8,268,215)	(7,436,166)	698,783	(7,282,197)
Net increase (decrease) in net assets
resulting from operations	9,387,020	(21,986,650)	5,043,388	4,683,598	6,358,877	(5,485,733)

Distributions to Shareholders from:
Net investment income
Class A	(1,348,090)	-	(5,382,260)	(7,769,667)	(1,431,640)	(2,413,038)
Class C	(281,399)	-	(1,724,597)	(2,069,713)	(1,085,882)	(1,649,571)
Class I	(56,262)	-	-	-	-	-
Net realized gains
Class A	-	(1,676,526)	(2,057,459)	(4,683,651)	-	(1,395,939)
Class C	-	(368,183)	(710,270)	(1,305,427)	-	(1,100,211)
Class I	-	(48,726)	-	-	-	-
Total distributions to shareholders	(1,685,751)	(2,093,435)	(9,874,586)	(15,828,458)	(2,517,522)	(6,558,759)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,550,127	17,002,510	17,670,490	38,367,030	5,882,655	13,451,244
Class C	470,494	2,005,718	5,795,256	12,319,291	2,023,826	6,469,390
Class I	896,139	422,324	-	-	-	-
Reinvestment of distributions
Class A	1,149,077	1,524,918	5,307,321	9,504,998	933,172	2,969,621
Class C	257,687	357,194	1,503,002	2,183,924	767,454	2,242,274
Class I	46,947	38,522	-	-	-	-
Cost of shares redeemed
Class A	(28,298,937)	(47,674,640)	(52,858,606)	(38,387,250)	(19,405,637)	(29,049,723)
Class C	(4,817,516)	(5,585,861)	(9,596,685)	(4,794,573)	(9,094,052)	(9,975,619)
Class I	(547,743)	(802,973)	-	-	-	-
Net increase (decrease) in net assets from
share transactions of beneficial interest	(26,293,725)	(32,712,288)	(32,179,222)	19,193,420	(18,892,582)	(13,892,813)

Total Increase (Decrease) in Net Assets	(18,592,456)	(56,792,373)	(37,010,420)	8,048,560	(15,051,227)	(25,937,305)

Net Assets:
Beginning of year	57,028,395	113,820,768	133,424,286	125,375,726	60,536,376	86,473,681
End of year*	$ 38,435,939	$ 57,028,395	$ 96,413,866	$ 133,424,286	$ 45,485,149	$ 60,536,376
* Includes undistributed net investment
income at end of year of:	$ 411,715	$ 1,670,800	$ 193,502	$ 27,032	$ 69,727	$ 41,296

Share Activity:
Class A
Shares Sold	370,803	1,411,961	2,745,505	5,812,150	1,000,270	2,282,938
Shares Reinvested	103,614	143,185	835,559	1,473,885	161,734	526,854
Shares Redeemed	(2,413,778)	(4,047,502)	(8,270,963)	(5,811,455)	(3,369,897)	(4,888,845)
Net increase (decrease) in shares of
Beneficial interest	(1,939,361)	(2,492,356)	(4,689,899)	1,474,580	(2,207,893)	(2,079,053)

Class C
Shares Sold	39,219	167,335	902,546	1,873,573	346,024	1,093,680
Shares Reinvested	23,882	34,478	236,850	340,250	132,261	400,070
Shares Redeemed	(428,094)	(486,755)	(1,496,279)	(726,781)	(1,581,413)	(1,713,069)
Net increase (decrease) in shares of
Beneficial interest	(364,993)	(284,942)	(356,883)	1,487,042	(1,103,128)	(219,319)

Class I
Shares Sold	66,939	35,295	-	-	-	-
Shares Reinvested	4,203	3,590	-	-	-	-
Shares Redeemed	(46,748)	(67,984)	-	-	-	-
Net increase (decrease) in shares of
Beneficial interest	24,394	(29,099)	-	-	-	-

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
	Catalyst/Groesbeck				Catalyst Insider
	Growth of Income Fund		Catalyst Strategic Insider Fund		Buying Fund (a)

						For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Operations:
Net investment income	$ 154,053	$ 80,958	$ 49,179	$ 24,404	$ 19,266	$ 2,408
Net realized gain (loss) on investments	394,314	65,311	780,688	(370,267)	129,337	24,961
Net change in unrealized appreciation
(depreciation) on investments	2,147,035	186,438	(117,394)	(26,572)	(23,443)	(1,952)
Net increase (decrease) in net assets
resulting from operations	2,695,402	332,707	712,473	(372,435)	125,160	25,417

Distributions to Shareholders from:
Net investment income
Class A	(126,709)	(63,930)	(6,060)	(2,348)	(6,089)	(2,848)
Class C	(1,802)	(633)	-	-	(58)	(3)
Class I	(30,973)	(16,387)	-	-	-	-
Net realized gains
Class A	(35,160)	(77,215)	-	(365,320)	(36,557)	-
Class C	(1,354)	(1,265)	-	(23,401)	(522)	-
Class I	(7,242)	(14,931)	-	-	-	-
Total distributions to shareholders	(203,240)	(174,361)	(6,060)	(391,069)	(43,226)	(2,851)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	10,520,360	3,863,721	8,045,609	2,372,845	4,034,334	438,856
Class C	133,762	434,329	1,027,431	111,236	356,951	6,100
Class I	692,000	866,500	-	-	-	-
Reinvestment of distributions
Class A	149,976	134,950	5,029	283,743	30,820	2,171
Class C	3,001	1,762	-	22,313	-	-
Class I	37,277	31,199	-	-	-	-
Cost of shares redeemed
Class A	(10,225,759)	(1,112,363)	(1,754,814)	(3,360,126)	(94,509)	(41,578)
Class C	(142,367)	(44,783)	(263,480)	(33,970)	(6,448)	-
Class I	(459,952)	-	-	-	-	-
Net increase (decrease) in net assets from
share transactions of beneficial interest	708,298	4,175,315	7,059,775	(603,959)	4,321,148	405,549

Total Increase (Decrease) in Net Assets	3,200,460	4,333,661	7,766,188	(1,367,463)	4,403,082	428,115

Net Assets:
Beginning of period	13,307,054	8,973,393	3,651,122	5,018,585	428,115	-
End of period*	$ 16,507,514	$ 13,307,054	$ 11,417,310	$ 3,651,122	$ 4,831,197	$ 428,115
* Includes undistributed net investment
income (loss) at end of period of:	$ -	$ -	$ 46,850	$ -	$ 12,116	$ (443)

Share Activity:
Class A
Shares Sold	860,338	330,948	681,516	227,502	318,023	44,118
Shares Reinvested	12,016	12,071	435	28,746	2,935	219
Shares Redeemed	(822,827)	(98,372)	(157,912)	(324,733)	(7,759)	(3,857)
Net increase (decrease) in shares of
Beneficial interest	49,527	244,647	524,039	(68,485)	313,199	40,480

Class C
Shares Sold	10,666	37,719	86,883	10,478	27,479	608
Shares Reinvested	249	160	-	2,265	-	-
Shares Redeemed	(11,344)	(3,919)	(22,343)	(3,404)	(508)	-
Net increase (decrease) in shares of
Beneficial interest	(429)	33,960	64,540	9,339	26,971	608

Class I
Shares Sold	53,794	75,657	-	-	-	-
Shares Reinvested	2,965	2,783	-	-	-	-
Shares Redeemed	(35,459)	-	-	-	-	-
Net increase in shares of
Beneficial interest	21,300	78,440	-	-	-	-

(a) The Catalyst Insider Buying Fund commenced operations on July 29, 2011.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
	Catalyst/MAP		Catalyst/MAP Global
	Global Capital Appreciation		Global Total Return Income
	Fund (a)		Fund (b)		Catalyst/CP Core Equity Fund (c)

	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Operations:
Net investment income	$ 193,095	$ 38,592	$ 189,327	$ 52,348	$ 15,164	$ 7,393
Net realized gain (loss) on investments	418,030	10,473	406,281	13,616	1,092,491	(239,213)
Net change in unrealized appreciation
on investments	183,208	41,391	256,747	2,565	2,233,706	1,527,590
Net increase in net assets
resulting from operations	794,333	90,456	852,355	68,529	3,341,361	1,295,770

Distributions to Shareholders:
Net investment income
Class A	(175,457)	(1,447)	(226,725)	(14,858)	(36,880)	-
Class C	(38,518)	(116)	(42,470)	(1,645)	(110)	-
Net realized gains
Class A	(36,986)	-	(35,596)	-	-	-
Class C	(9,785)	-	(8,979)	-	-	-
Total distributions to shareholders	(260,746)	(1,563)	(313,770)	(16,503)	(36,990)	-

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	5,774,458	4,548,497	5,055,422	5,158,448	2,550,501	19,928,637
Class C	1,988,900	1,017,466	1,109,060	1,846,474	201,150	25,125
Reinvestment of distributions
Class A	160,808	762	172,229	11,265	36,880	-
Class C	37,286	106	46,960	1,560	94	-
Cost of shares redeemed
Class A	(1,116,797)	(154,358)	(938,504)	(319,212)	(3,062,815)	(692,787)
Class C	(91,109)	(7,676)	(693,673)	(39,269)	-	-
Net increase (decrease) in net assets from
share transactions of beneficial interest	6,753,546	5,404,797	4,751,494	6,659,266	(274,190)	19,260,975

Total Increase in Net Assets	7,287,133	5,493,690	5,290,079	6,711,292	3,030,181	20,556,745

Net Assets:
Beginning of period	5,493,690	-	6,711,292	-	20,556,745	-
End of period*	$ 12,780,823	$ 5,493,690	$ 12,001,371	$ 6,711,292	$ 23,586,926	$ 20,556,745
* Includes undistributed net investment
income at end of period of:	$ 95,452	$ 36,145	$ -	$ 34,998	$ 15,164	$ 7,393

Share Activity:
Class A
Shares Sold	522,644	461,758	470,769	516,264	215,596	1,986,203
Shares Reinvested	14,794	80	16,002	1,114	3,232	-
Shares Redeemed	(101,104)	(15,936)	(87,538)	(31,699)	(259,565)	(64,063)
Net increase (decrease) in shares of
Beneficial interest	436,334	445,902	399,233	485,679	(40,737)	1,922,140

Class C
Shares Sold	180,521	103,718	101,541	180,726	18,313	2,500
Shares Reinvested	3,449	11	4,387	152	8	-
Shares Redeemed	(8,201)	(766)	(63,868)	(3,938)	-	-
Net increase in shares of
Beneficial interest	175,769	102,963	42,060	176,940	18,321	2,500

(a)	The Catalyst/MAP Global Capital Appreciation Fund commenced operations on July 29, 2011.
(b)	The Catalyst/MAP Global Total Return Income Fund commenced operations on July 29, 2011.
(c)	The Catalyst/CP Core Equity Fund commenced operations on December 22, 2011.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Statements of Changes in Net Assets (Continued)
				Catalyst/Lyons	Catalyst/Princeton
	Catalyst Insider		Catalyst Event	Tactical	Floating Rate
	Long/Short Fund (a)		Arbitrage Fund (b)	Allocation Fund (b)	Income Fund (c)

			For the	For the	For the
	Year Ended	Period Ended	Period Ended	Period Ended	Period Ended
	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2013	June 30, 2013
Operations:
Net investment income (loss)	$ (12,299)	$ (1,376)	$ (68,110)	$ 133,603	$ 82,496
Net realized gain on investments	100,023	1,028	410,632	771,959	8,314
Net change in unrealized appreciation
(depreciation) on investments	(84,348)	26,227	(824,719)	1,024,865	(17,664)
Net increase (decrease) in net assets
resulting from operations	3,376	25,879	(482,197)	1,930,427	73,146

Distributions to Shareholders:
Net investment income
Class A	-	-	(15,746)	(47,291)	(1,746)
Class C	-	-	-	(1,025)	(399)
Class I	-	-	-	-	(79,495)
Net realized gains
Class A	-	-	(242,810)	(62,465)	-
Class C	-	-	(92)	(1,543)	-
Total distributions to shareholders	-	-	(258,648)	(112,324)	(81,640)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	2,198,247	1,001,281	20,900,767	13,873,299	238,840
Class C	646,903	21,000	191,985	2,369,131	55,993
Class I	-	-	48,820	-	6,712,371
Reinvestment of distributions
Class A	-	-	258,408	108,981	1,694
Class C	-	-	92	2,603	399
Class I	-	-	-	-	61,997
Cost of shares redeemed
Class A	(1,134,151)	-	(5,300,543)	(1,416,920)	(13,206)
Class C	(39,531)	-	-	(22)	(10,000)
Class I	-	-	-	-	(78,526)
Net increase in net assets from
share transactions of beneficial interest	1,671,468	1,022,281	16,099,529	14,937,072	6,969,562

Total Increase in Net Assets	1,674,844	1,048,160	15,358,684	16,755,175	6,961,068

Net Assets:
Beginning of period	1,048,160	-	-	-	-
End of period*	$ 2,723,004	$ 1,048,160	$ 15,358,684	$ 16,755,175	$ 6,961,068
* Includes undistributed net investment
income (loss) at end of period of:	$ 7,186	$ (348)	$ (38,222)	$ 85,287	$ 856

Share Activity:
Class A
Shares Sold	213,144	101,149	1,980,989	1,291,919	23,271
Shares Reinvested	-	-	25,867	10,233	165
Shares Redeemed	(110,770)	-	(525,649)	(125,215)	(1,312)
Net increase in shares of
Beneficial interest	102,374	101,149	1,481,207	1,176,937	22,124

Class C
Shares Sold	62,080	2,153	19,139	206,921	5,496
Shares Reinvested	-	-	10	245	39
Shares Redeemed	(3,876)	-	-	(2)	(1,000)
Net increase in shares of
Beneficial interest	58,204	2,153	19,149	207,164	4,535

Class I
Shares Sold	-	-	4,916	-	658,021
Shares Reinvested	-	-	-	-	6,044
Shares Redeemed	-	-	-	-	(7,710)
Net increase in shares of
Beneficial interest	-	-	4,916	-	656,355

(a)	The Catalyst Insider Long /Short Fund commenced operations on April 30, 2012.
(b)	The Catalyst Event Arbitrage Fund and Catalyst/Lyons Tactical Allocation Fund commenced operations on July 2, 2012.
(c)	The Catalyst/Princeton Floating Rate Income Fund commenced operations on December 31, 2012.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Value Fund
Financial Highlights

For a Share Outstanding Throughout Each Year
	Class A
	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010		June 30, 2009

Net asset value, beginning of year	$ 11.05		$ 14.28		$ 11.66	$ 8.95		$ 8.10

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.19	(A)	0.30	(A)	(0.08)	(0.11)		0.07	(A)
Net realized and unrealized gain (loss) on investments	2.54		(3.21)		2.82	2.84	(B)	0.78
Total from investment operations	2.73		(2.91)		2.74	2.73		0.85

LESS DISTRIBUTIONS:
From net investment income	(0.50)		-		-	(0.02)		-
From net realized gains on investments	-		(0.32)		(0.12)	-		-
Total distributions	(0.50)		(0.32)		(0.12)	(0.02)		-

Net asset value, end of year	$ 13.28		$ 11.05		$ 14.28	$ 11.66		$ 8.95

Total return (C)	25.62%		(20.30)%		23.47%	30.47%	(D)	10.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 28,433		$ 45,077		$ 93,869	$ 47,320		$ 6,971
Ratios to average net assets
Expenses, before waiver and reimbursement	1.86%		1.80%		1.78%	1.94%		4.39%
Expenses, net waiver and reimbursement	1.55%		1.55%		1.55%	1.56%		1.66%
Net investment income (loss), before waiver and reimbursement	1.33%		2.31%		(0.98)%	(1.64)%		(1.85)%
Net investment income (loss), net waiver and reimbursement	1.64%		2.56%		(0.75)%	(1.26)%		0.88%
Portfolio turnover rate	117%		61%		123%	158%		169%

	Class C

	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Year Ended
	June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010		June 30, 2009

Net asset value, beginning of year	$ 10.70		$ 13.95		$ 11.48	$ 8.80		$ 8.05

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)	0.10	(A)	0.22	(A)	(0.12)	(0.14)		0.11	(A)
Net realized and unrealized gain (loss) on investments	2.47		(3.15)		2.71	2.84	(B)	0.64
Total from investment operations	2.57		(2.93)		2.59	2.70		0.75

LESS DISTRIBUTIONS:
From net investment income	(0.40)		-		-	(0.02)		-
From net realized gains on investments	-		(0.32)		(0.12)	-		-
Total distributions	(0.40)		(0.32)		(0.12)	(0.02)		-

Net asset value, end of year	$ 12.87		$ 10.70		$ 13.95	$ 11.48		$ 8.80

Total return (C)	24.69%		(20.94)%		22.53%	30.66%	(D)	9.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 7,870		$ 10,448		$ 17,595	$ 3,810		$ 28
Ratios to average net assets
Expenses, before waiver and reimbursement	2.61%		2.55%		2.53%	2.69%		6.87%
Expenses, net waiver and reimbursement	2.30%		2.30%		2.30%	2.31%		2.53%
Net investment income (loss), before waiver and reimbursement	0.58%		1.66%		(1.62)%	(2.42)%		(2.95)%
Net investment income (loss), net waiver and reimbursement	0.89%		1.91%		(1.39)%	(2.04)%		1.39%
Portfolio turnover rate	117%		61%		123%	158%		169%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the year.
(B)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)

For the year ended June 30, 2010, 0.11% of the Fund's Class A shares and Class C shares total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error.  Excluding this item, total return would have been 30.36% for Class A and 30.54% for Class C.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Value Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class I (A)
		For the		For the		For the	For the		For the
		Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
		June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010		June 30, 2009

Net asset value, beginning of period		$ 11.15		$ 14.37		$ 11.70	$ 8.96		$ 7.36

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)		0.22	(B)	0.35	(B)	(0.09)	(0.14)		-	(B)
Net realized and unrealized gain (loss) on investments		2.56		(3.25)		2.88	2.90	(C)	1.60
Total from investment operations		2.78		(2.90)		2.79	2.76		1.60

LESS DISTRIBUTIONS:
From net investment income		(0.54)		-		-	(0.02)		-
From net realized gains on investments		-		(0.32)		(0.12)	-		-
Total distributions		(0.54)		(0.32)		(0.12)	(0.02)		-

Net asset value, end of period		$ 13.39		$ 11.15		$ 14.37	$ 11.70		$ 8.96

Total return (D)		25.95%		(20.10)%		23.82%	30.80%	(E)	21.74%	(F)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 2,133		$ 1,504		$ 2,357	$ 1,364		$ 1,090
Ratios to average net assets
Expenses, before waiver and reimbursement		1.61%		1.55%		1.53%	1.69%		2.48%	(G)
Expenses, net waiver and reimbursement		1.30%		1.30%		1.30%	1.31%		1.30%	(G)
Net investment income (loss), before waiver and reimbursement		1.58%		2.27%		(0.73)%	(1.34)%		(1.25)%	(G)
Net investment income (loss), net waiver and reimbursement		1.89%		2.52%		(0.50)%	(0.96)%		(0.07)%	(G)
Portfolio turnover rate		117%		61%		123%	158%		169%	(F)

(A)	The Catalyst Value Fund Class I shares commenced operations on March 27, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2010, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For the year ended June 30, 2010, 0.11% of the Fund's class I Shares' total return consists of a voluntary reimbursement by the Manager of a realized investment loss incurred on a trading error.
	Excluding this item, total return would have been 30.69%.
(F)	Not Annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH High Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year
	Class A
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010	June 30, 2009

Net asset value, beginning of year	$ 6.48		$ 7.11		$ 6.95	$ 6.25	$ 7.74

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.40	(A)	0.52	(A)	0.51	0.58	0.72
Net realized and unrealized gain (loss) on investments	(0.13)		(0.29)		0.56	0.81	(1.49)	(B)
Total from investment operations	0.27		0.23		1.07	1.39	(0.77)

LESS DISTRIBUTIONS:
From net investment income	(0.40)		(0.53)		(0.52)	(0.58)	(0.72)
From net realized gains on investments	(0.15)		(0.33)		(0.39)	(0.11)	-
Total distributions	(0.55)		(0.86)		(0.91)	(0.69)	(0.72)

Net asset value, end of year	$ 6.20		$ 6.48		$ 7.11	$ 6.95	$ 6.25

Total return (C)	4.16%		4.02%		15.84%	23.84%	(8.42)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 67,154		$ 100,536		$ 99,854	$ 50,837	$ 24,966
Ratios to average net assets
Expenses, before waiver and reimbursement	1.47%		1.46%		1.48%	1.59%	1.80%
Expenses, net waiver and reimbursement/recapture	1.45%		1.45%		1.45%	1.45%	1.45%
Net investment income, before waiver and reimbursement	6.19%		7.87%		7.06%	8.82%	13.51%
Net investment income, net waiver and reimbursement/recapture	6.21%		7.88%		7.09%	8.96%	13.86%
Portfolio turnover rate	54%		33%		58%	58%	24%

	Class C
	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30, 2013		June 30, 2012		June 30, 2011	June 30, 2010	June 30, 2009

Net asset value, beginning of year	$ 6.48		$ 7.11		$ 6.96	$ 6.25	$ 7.75

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.35	(A)	0.47	(A)	0.46	0.58	0.69
Net realized and unrealized gain (loss) on investments	(0.13)		(0.28)		0.55	0.82	(1.51)	(B)
Total from investment operations	0.22		0.19		1.01	1.40	(0.82)

LESS DISTRIBUTIONS:
From net investment income	(0.35)		(0.49)		(0.47)	(0.58)	(0.68)
From net realized gains on investments	(0.15)		(0.33)		(0.39)	(0.11)	-
Total distributions	(0.50)		(0.82)		(0.86)	(0.69)	(0.68)

Net asset value, end of year	$ 6.20		$ 6.48		$ 7.11	$ 6.96	$ 6.25

Total return (C)	3.41%		3.27%		14.82%	23.10%	(9.19)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 29,260		$ 32,888		$ 25,522	$ 14,811	$ 7,932
Ratios to average net assets
Expenses, before waiver and reimbursement	2.22%		2.21%		2.23%	2.34%	2.55%
Expenses, net waiver and reimbursement/recapture	2.20%		2.20%		2.20%	2.20%	2.20%
Net investment income, before waiver and reimbursement	5.44%		7.12%		6.31%	8.14%	12.60%
Net investment income, net waiver and reimbursement /recapture	5.46%		7.13%		6.34%	8.28%	12.95%
Portfolio turnover rate	54%		33%		58%	58%	24%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the year ending June 30, 2009, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/SMH Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Year
	Class A
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010	June 30, 2009

Net asset value, beginning of year	$ 5.59		$ 6.59		$ 5.90		$ 5.18	$ 7.18

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.31	(A)	0.36	(A)	0.31		0.39	0.50
Net realized and unrealized gain (loss) on investments	0.46		(0.75)		0.78	(B)	0.79	(1.96)
Total from investment operations	0.77		(0.39)		1.09		1.18	(1.46)

LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.38)		(0.32)		(0.39)	(0.52)
From net realized gains on investments	-		(0.23)		(0.08)		(0.07)	(0.02)
Total distributions	(0.31)		(0.61)		(0.40)		(0.46)	(0.54)

Net asset value, end of year	$ 6.05		$ 5.59		$ 6.59		$ 5.90	$ 5.18

Total return (C)	14.15%		(5.63)%		18.56%		23.23%	(19.49)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 23,408		$ 33,969		$ 53,720		$ 6,365	$ 1,198
Ratios to average net assets
Expenses, before waiver and reimbursement	1.55%		1.55%		1.56%		2.31%	3.14%
Expenses, net waiver and reimbursement	1.55%		1.55%		1.55%		1.55%	1.55%
Net investment income, before waiver and reimbursement	5.32%		6.17%		4.98%		5.52%	9.22%
Net investment income, net waiver and reimbursement	5.32%		6.17%		4.99%		6.28%	10.81%
Portfolio turnover rate	60%		39%		60%		46%	8%

	Class C
	For the		For the		For the		For the	For the
	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010	June 30, 2009

Net asset value, beginning of year	$ 5.59		$ 6.58		$ 5.90		$ 5.18	$ 7.18

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income	0.27	(A)	0.32	(A)	0.27		0.35	0.48
Net realized and unrealized gain (loss) on investments	0.45		(0.74)		0.76	(B)	0.79	(1.98)
Total from investment operations	0.72		(0.42)		1.03		1.14	(1.50)

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.34)		(0.27)		(0.35)	(0.48)
From net realized gains on investments	-		(0.23)		(0.08)		(0.07)	(0.02)
Total distributions	(0.27)		(0.57)		(0.35)		(0.42)	(0.50)

Net asset value, end of year	$ 6.04		$ 5.59		$ 6.58		$ 5.90	$ 5.18

Total return (C)	13.12%		(6.18)%		17.53%		22.32%	(20.09)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)	$ 22,077		$ 26,567		$ 32,753		$ 8,702	$ 3,301
Ratios to average net assets
Expenses, before waiver and reimbursement	2.30%		2.30%		2.31%		3.06%	3.89%
Expenses, net waiver and reimbursement	2.30%		2.30%		2.30%		2.30%	2.30%
Net investment income, before waiver and reimbursement	4.57%		5.50%		4.23%		5.13%	8.16%
Net investment income, net waiver and reimbursement	4.57%		5.50%		4.24%		5.89%	9.75%
Portfolio turnover rate	60%		39%		60%		46%	8%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2011, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class A (A)
		For the		For the		For the		For the
		Year Ended		Year Ended		Year Ended		Period Ended
		June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010

Net asset value, beginning of period		$ 11.77		$ 11.60		$ 9.21		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.13	(B)	0.09	(B)	0.12		0.04
Net realized and unrealized gain (loss) on investments		2.02		0.27		2.38		(0.79)
Total from investment operations		2.15		0.36		2.50		(0.75)

LESS DISTRIBUTIONS:
From net investment income		(0.13)		(0.08)		(0.11)		(0.04)
From net realized gains on investments		(0.04)		(0.11)		-	(C)	-
Total distributions		(0.17)		(0.19)		(0.11)		(0.04)

Net asset value, end of period		$ 13.75		$ 11.77		$ 11.60		$ 9.21

Total return (D)		18.42%		3.26%		27.35%		(7.47)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 13,111		$ 10,644		$ 7,649		$ 4,126
Ratios to average net assets
Expenses, before waiver and reimbursement		1.79%		1.98%		2.31%		3.81%	(F)
Expenses, net waiver and reimbursement		1.55%		1.55%		1.55%		1.55%	(F)
Net investment income (loss), before waiver and reimbursement		0.77%		0.33%		0.37%		(0.90)%	(F)
Net investment income, net waiver and reimbursement		1.01%		0.76%		1.13%		1.36%	(F)
Portfolio turnover rate		15%		26%		25%		11%	(E)

		Class C (A)
		For the		For the		For the		For the
		Year Ended		Year Ended		Year Ended		Period Ended
		June 30, 2013		June 30, 2012		June 30, 2011		June 30, 2010

Net asset value, beginning of period		$ 11.65		$ 11.51		$ 9.15		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)		0.03	(B)	(0.01)	(B)	0.04		0.04
Net realized and unrealized gain (loss) on investments		2.00		0.29		2.37		(0.85)
Total from investment operations		2.03		0.28		2.41		(0.81)

LESS DISTRIBUTIONS:
From net investment income		(0.05)		(0.03)		(0.05)		(0.04)
From net realized gains on investments		(0.04)		(0.11)		-	(C)	-
Total distributions		(0.09)		(0.14)		(0.05)		(0.04)

Net asset value, end of period		$ 13.59		$ 11.65		$ 11.51		$ 9.15

Total return (D)		17.49%		2.53%		26.42%		(8.11)%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 559		$ 484		$ 87		$ 6
Ratios to average net assets
Expenses, before waiver and reimbursement		2.54%		2.73%		3.06%		4.56%	(F)
Expenses, net waiver and reimbursement		2.30%		2.30%		2.30%		2.30%	(F)
Net investment income (loss), before waiver and reimbursement		0.02%		(0.49)%		(0.38)%		(2.07)%	(F)
Net investment income (loss), net waiver and reimbursement		0.26%		(0.06)%		0.38%		0.19%	(F)
Portfolio turnover rate		15%		26%		25%		11%	(E)

(A)	The Catalyst/Groesbeck Growth of Income Fund Class A and Class C commenced operations on December 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized capital gains distributed were less than $0.01 per share.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(E)	Not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Groesbeck Growth of Income Fund (Continued)
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class I (A)
		For the		For the		For the
		Year Ended		Year Ended		Period Ended
		June 30, 2013		June 30, 2012		June 30, 2011

Net asset value, beginning of period		$ 11.77		$ 11.60		$ 10.29

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income		0.16	(B)	0.12	(B)	0.09
Net realized and unrealized gain on investments		2.02		0.27		1.33
Total from investment operations		2.18		0.39		1.42

LESS DISTRIBUTIONS:
From net investment income		(0.16)		(0.11)		(0.11)
From net realized gains on investments		(0.04)		(0.11)		-	(C)
Total distributions		(0.20)		(0.22)		(0.11)

Net asset value, end of period		$ 13.75		$ 11.77		$ 11.60

Total return (D)		18.71%		3.51%		13.94%	(E)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 2,838		$ 2,179		$ 1,237
Ratios to average net assets
Expenses, before waiver and reimbursement		1.54%		1.73%		2.06%	(F)
Expenses, net waiver and reimbursement		1.30%		1.30%		1.30%	(F)
Net investment income, before waiver and reimbursement		1.02%		0.61%		0.62%	(F)
Net investment income, net waiver and reimbursement		1.26%		1.04%		1.38%	(F)
Portfolio turnover rate		15%		26%		25%	(E)

(A)	The Catalyst/Groesbeck Growth of Income Fund Class I commenced operations on November 24, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized capital gains distributed were less than $0.01 per share.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	Not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Strategic Insider Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class A (A)
		For the		For the		For the
		Year Ended		Year Ended		Period Ended
		June 30, 2013		June 30, 2012		June 30, 2011

Net asset value, beginning of period		$ 9.68		$ 11.49		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income		0.10	(B)	0.06	(B)	0.01
Net realized and unrealized gain (loss) on investments		2.07		(0.88)		1.50
Total from investment operations		2.17		(0.82)		1.51

LESS DISTRIBUTIONS:
From net investment income		(0.02)		(0.01)		(0.02)
From net realized gains on investments		-		(0.98)		-
Total distributions		(0.02)		(0.99)		(0.02)

Net asset value, end of period		$ 11.83		$ 9.68		$ 11.49

Total return (C)		22.41%		(7.32)%		15.07%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 10,348		$ 3,396		$ 4,821
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement		3.83%		3.59%		4.30%	(E)
Expenses, net waiver and reimbursement		2.73%		1.83%		1.56%	(E)
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement		2.66%		3.31%		4.29%	(E)
Expenses, net waiver and reimbursement		1.55%		1.55%		1.55%	(E)
Net investment income (loss), before waiver and reimbursement		0.96%		(0.89)%		(2.74)%	(E)
Net investment income, net waiver and reimbursement		2.07%		0.87%		0.00%	(E,F)
Portfolio turnover rate		277%		196%		46%	(D)

		Class C (A)
		For the		For the		For the
		Year Ended		Year Ended		Period Ended
		June 30, 2013		June 30, 2012		June 30, 2011

Net asset value, beginning of period		$ 9.62		$ 11.50		$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss)		0.02	(B)	(0.01)	(B)	(0.02)
Net realized and unrealized gain (loss) on investments		2.10		(0.89)		1.53
Total from investment operations		2.12		(0.90)		1.51

LESS DISTRIBUTIONS:
From net investment income		-		-		(0.01)
From net realized gains on investments		-		(0.98)		-
Total distributions		-		(0.98)		(0.01)

Net asset value, end of period		$ 11.74		$ 9.62		$ 11.50

Total return (C)		22.04%		(8.01)%		15.07%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 1,069		$ 255		$ 198
Ratios to average net assets (including dividend and interest expense)
Expenses, before waiver and reimbursement		4.58%		4.65%		5.05%	(E)
Expenses, net waiver and reimbursement		3.48%		2.63%		2.31%	(E)
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement		3.41%		4.06%		5.04%	(E)
Expenses, net waiver and reimbursement		2.30%		2.30%		2.30%	(E)
Net investment income (loss), before waiver and reimbursement		0.21%		(1.64)%		(3.49)%	(E)
Net investment income (loss), net waiver and reimbursement		1.32%		0.12%		(0.75)%	(E)
Portfolio turnover rate		277%		196%		46%	(D)

(A)	The Catalyst Strategic Insider Fund (formerly Catalyst Strategic Value) Class A and C shares commenced operations on October 28, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not Annualized.
(E)	Annualized.
(F)	Ratio of net investment loss is less than (0.01)%.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Buying Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class A (A)				Class C (A)

		For the		For the		For the	For the
		Year Ended		Period Ended		Year Ended	Period Ended
		June 30, 2013		June 30, 2012		June 30, 2013	June 30, 2012

Net asset value, beginning of period		$ 10.42		$ 10.00		$ 10.63	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (B)		0.27		0.06		0.22	(0.06)
Net realized and unrealized gain on investments		2.96		0.43		3.01	0.72
Total from investment operations		3.23		0.49		3.23	0.66

LESS DISTRIBUTIONS:
From net investment income		(0.14)		(0.07)		(0.10)	(0.03)
From net realized gains on investments		(0.86)		-		(0.86)	-
Total distributions		(1.00)		(0.07)		(0.96)	(0.03)

Net asset value, end of period		$ 12.65		$ 10.42		$ 12.90	$ 10.63

Total return (C)		32.99%	(F)	4.91%	(D)	32.14%	6.67%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 4,475		$ 422		$ 356	$ 6
Ratios to average net assets
Expenses, before waiver and reimbursement		5.72%		16.13%	(E)	6.47%	16.88%	(E)
Expenses, net waiver and reimbursement		1.00%		1.20%	(E)	1.75%	1.95%	(E)
Net investment loss, before waiver and reimbursement		(2.45)%		(14.27)%	(E)	(3.20)%	(15.02)%	(E)
Net investment income (loss), net waiver and reimbursement		2.27%		0.66%	(E)	1.52%	(0.09)%	(E)
Portfolio turnover rate		168%		73%	(D)	168%	73%	(D)

(A)	The Catalyst Insider Buying Fund commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)

Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Capital Appreciation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period
		Class A (A)			Class C (A)

		For the	For the		For the	For the
		Year Ended	Period Ended		Year Ended	Period Ended
		June 30, 2013	June 30, 2012		June 30, 2013	June 30, 2012

Net asset value, beginning of period		$ 10.02	$ 10.00		$ 9.95	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (B)		0.25	0.14		0.16	0.09
Net realized and unrealized gain/(loss) on investments		1.12	(0.11)	(G)	1.12	(0.14)	(G)
Total from investment operations		1.37	0.03		1.28	(0.05)

LESS DISTRIBUTIONS:
From net investment income		(0.29)	(0.01)		(0.24)	-	(F)
From net realized gains on investments		(0.06)	-		(0.06)	-
Total distributions		(0.35)	(0.01)		(0.30)	-

Net asset value, end of period		$ 11.04	$ 10.02		$ 10.93	$ 9.95

Total return (C)		13.75%	0.26%	(D)	12.92%	(0.47)%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 9,735	$ 4,469		$ 3,045	$ 1,025
Ratios to average net assets
Expenses, before waiver and reimbursement		2.05%	3.54%	(E)	2.80%	4.29%	(E)
Expenses, net waiver and reimbursement		1.55%	1.55%	(E)	2.30%	2.30%	(E)
Net investment income (loss), before waiver and reimbursement		1.73%	(0.49)%	(E)	0.98%	(1.24)%	(E)
Net investment income, net waiver and reimbursement		2.23%	1.50%	(E)	1.48%	0.75%	(E)
Portfolio turnover rate		28%	25%	(D)	28%	25%	(D)

(A)	Catalyst/MAP Global Capital Appreciation Fund Class A and C commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)	Net investment income distributed was less than $0.01 per share.
(G)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share loss amount does not correlate to the aggregate of the net realized and unrealized gain in the Statement of Operations for the period ending June 30, 2012, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/MAP Global Total Return Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)			Class C (A)
		For the	For the		For the	For the
		Year Ended	Period Ended		Year Ended	Period Ended
		June 30, 2013	June 30, 2012		June 30, 2013	June 30, 2012

Net asset value, beginning of period		$ 10.14	$ 10.00		$ 10.09	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)		0.22	0.15		0.14	0.11
Net realized and unrealized gain on investments		0.90	0.03		0.89	-	(F)
Total from investment operations		1.12	0.18		1.03	0.11

LESS DISTRIBUTIONS:
From net investment income		(0.33)	(0.04)		(0.23)	(0.02)
From net realized gains on investments		(0.05)	-		(0.05)	-
Total distributions		(0.38)	(0.04)		(0.28)	(0.02)

Net asset value, end of period		$ 10.88	$ 10.14		$ 10.84	$ 10.09

Total return (C)		11.13%	1.83%	(D)	10.27%	1.08%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 9,626	$ 4,925		$ 2,375	$ 1,786
Ratios to average net assets
Expenses, before waiver and reimbursement		1.98%	2.81%	(E)	2.73%	3.56%	(E)
Expenses, net waiver and reimbursement		1.55%	1.55%	(E)	2.30%	2.30%	(E)
Net investment income (loss), before waiver and reimbursement		1.62%	0.32%	(E)	0.87%	(0.43)%	(E)
Net investment income, net waiver and reimbursement		2.05%	1.58%	(E)	1.30%	0.83%	(E)
Portfolio turnover rate		53%	39%	(D)	53%	39%	(D)

(A)	Catalyst/MAP Global Total Return Income Fund Class A and C commenced operations on July 29, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/CP Core Equity Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)			Class C (A)
		For the	For the		For the	For the
		Year Ended	Period Ended		Year Ended	Period Ended
		June 30, 2013	June 30, 2012		June 30, 2013	June 30, 2012

Net asset value, beginning of period		$ 10.68	$ 10.00		$ 10.64	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) (B)		0.01	-	(F)	(0.08)	(0.04)
Net realized and unrealized gain on investments		1.73	0.68		1.73	0.68
Total from investment operations		1.74	0.68		1.65	0.64

LESS DISTRIBUTIONS:
From net investment income		(0.02)	-		(0.01)	-
Total distributions		(0.02)	-		(0.01)	-

Net asset value, end of period		$ 12.40	$ 10.68		$ 12.28	$ 10.64

Total return (C)		16.30%	6.80%	(D)	15.47%	6.40%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 23,331	$ 20,530		$ 256	$ 27
Ratios to average net assets
Expenses, before waiver and reimbursement		1.57%	1.81%	(E)	2.32%	2.56%	(E)
Expenses, net waiver and reimbursement		1.35%	1.35%	(E)	2.10%	2.10%	(E)
Net investment loss, before waiver and reimbursement		(0.14)%	(0.39)%	(E)	(0.89)%	(1.18)%	(E)
Net investment income (loss), net waiver and reimbursement		0.08%	0.07%	(E)	(0.67)%	(0.72)%	(E)
Portfolio turnover rate		97%	74%	(D)	97%	74%	(D)

(A)	The Catalyst/CP Core Equity Fund Class A and Class C shares commenced operations on December 22, 2011.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)	Represents an amount less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Insider Long/Short Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)			Class C (A)
		For the	For the		For the	For the
		Year Ended	Period Ended		Year Ended	Period Ended
		June 30, 2013	June 30, 2012		June 30, 2013	June 30, 2012

Net asset value, beginning of period		$ 10.15	$ 10.00		$ 10.13	$ 10.00

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment loss (B)		(0.04)	(0.03)		(0.09)	(0.04)
Net realized and unrealized gain on investments		0.23	0.18		0.21	0.17
Total from investment operations		0.19	0.15		0.12	0.13

Net asset value, end of period		$ 10.34	$ 10.15		$ 10.25	$ 10.13

Total return (C)		1.87%	1.50%	(D)	1.18%	1.30%	(D)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 2,105	$ 1,026		$ 618	$ 22
Ratios to average net assets (including dividend and interest expense)
Expenses, before wavier and reimbursement		4.48%	21.96%	(E)	5.23%	22.71%	(E)
Expenses, net waiver and reimbursement		2.21%	2.97%	(E)	2.96%	3.72%	(E)
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement		3.52%	20.24%	(E)	4.27%	20.99%	(E)
Expenses, net waiver and reimbursement		1.25%	1.25%	(E)	2.00%	2.00%	(E)
Net investment loss, before waiver and reimbursement		(2.70)%	(19.00)%	(E)	(3.45)%	(19.75)%	(E)
Net investment loss, net waiver and reimbursement		(0.43)%	(0.01)%	(E)	(1.18)%	(0.76)%	(E)
Portfolio turnover rate		253%	0%	(D)	253%	0%	(D)

(A)	The Catalyst Insider Long/Short Fund Class A and Class C shares commenced operations on April 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst Event Arbitrage Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)		Class C (A)		Class I (A)
		For the		For the		For the
		Period Ended		Period Ended		Period Ended
		June 30, 2013		June 30, 2013		June 30, 2013

Net asset value, beginning of period		$ 10.00		$ 10.00		$ 9.93

INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income(loss) (B)		(0.04)		(0.11)		0.01
Net realized and unrealized gain on investments		0.39	(F)	0.39	(F)	0.28	(F)
Total from investment operations		0.35		0.28		0.29

LESS DISTRIBUTIONS:
From net investment income		(0.01)		-		-
From net realized gains on investments		(0.14)		(0.14)		-
Total distributions		(0.15)		(0.14)		-

Net asset value, end of period		$ 10.20		$ 10.14		$ 10.22

Total return (C,D)		3.47%		2.78%		2.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 15,114		$ 194		$ 50
Ratios to average net assets (including dividend and interest expense)
Expenses, before wavier and reimbursement (E)		2.80%		3.55%		2.55%
Expenses, net waiver and reimbursement (E)		2.60%		3.35%		2.35%
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement (E)		1.95%		2.70%		1.70%
Expenses, net waiver and reimbursement (E)		1.75%		2.50%		1.50%
Net investment income (loss), before waiver and reimbursement (E)		0.24%		(0.51)%		0.49%
Net investment income (loss), net waiver and reimbursement (E)		0.44%		(0.31)%		0.69%
Portfolio turnover rate (D)		568%		568%		568%

(A)	The Catalyst Event Arbitrage Fund Class A and Class C shares commenced operations on July 2, 2012, Class I shares commenced operations on March 12, 2013.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2013, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Lyons Tactical Allocation Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)	Class C (A)
		For the	For the
		Period Ended	Period Ended
		June 30, 2013	June 30, 2013

Net asset value, beginning of period		$ 10.00	$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)		0.18	0.11
Net realized and unrealized gain on investments		2.10	2.08
Total from investment operations		2.28	2.19

LESS DISTRIBUTIONS:
From net investment income		(0.07)	(0.06)
From net realized gains on investments		(0.09)	(0.09)
Total distributions		(0.16)	(0.15)

Net asset value, end of period		$ 12.12	$ 12.04

Total return (C,D)		23.04%	22.13%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 14,262	$ 2,494
Ratios to average net assets
Expenses, before waiver and reimbursement (E)		2.23%	2.98%
Expenses, net waiver and reimbursement (E)		1.50%	2.25%
Net investment income, before waiver and reimbursement (E)		0.86%	0.11%
Net investment income , net waiver and reimbursement (E)		1.59%	0.84%
Portfolio turnover rate (D)		126%	126%

(A)	The Catalyst/Lyons Tactical Allocation Fund Class A and Class C shares commenced operations on July 2, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.

The accompanying notes are an integral part of these financial statements.

CATALYST FUNDS
Catalyst/Princeton Floating Rate Income Fund
Financial Highlights

For a Share Outstanding Throughout Each Period

		Class A (A)		Class C (A)		Class I(A)
		For the		For the		For the
		Period Ended		Period Ended		Period Ended
		June 30, 2013		June 30, 2013		June 30, 2013

Net asset value, beginning of period		$ 10.00		$ 10.00		$ 10.00

INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (B)		0.21		0.15		0.21
Net realized and unrealized gain on investments		0.15	(F)	0.18	(F)	0.16	(F)
Total from investment operations		0.36		0.33		0.37

LESS DISTRIBUTIONS:
From net investment income		(0.17)		(0.14)		(0.18)
From net realized gains on investments		-		-		-
Total distributions		(0.17)		(0.14)		(0.18)

Net asset value, end of period		$ 10.19		$ 10.19		$ 10.19

Total return (C,D)		3.59%		3.25%		3.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)		$ 225		$ 46		$ 6,689
Ratios to average net assets (net of dividend and interest expense)
Expenses, before waiver and reimbursement (E)		3.23%		3.98%		2.98%
Expenses, net waiver and reimbursement (E)		0.65%		1.40%		0.40%
Net investment income, before waiver and reimbursement (E)		1.27%		0.52%		1.52%
Net investment income, net waiver and reimbursement (E)		3.85%		3.10%		4.10%
Portfolio turnover rate (D)		90%		90%		90%

(A)	The Catalyst/Princeton Floating Rate Income Fund Class A, Class C and Class I shares commenced operations on December 31, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and does not reflect the impact of sales charges.

(D)	Not annualized.
(E)	Annualized.
(F)

As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations for the year ending June 30, 2013, primarily due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values of the Fund's portfolio.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS

June 30, 2013                                                                                                                      ANNUAL REPORT

(1) ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of twenty-two series. These financial statements include the following thirteen series: Catalyst Value Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst Strategic Insider Fund, Catalyst Insider Buying Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst/CP Core Equity Fund, Catalyst Insider Long/Short Fund, Catalyst Event Arbitrage Fund, Catalyst/Lyons Tactical Allocation Fund and the Catalyst/Princeton Floating Rate Income Fund (each a “Fund” and collectively, the “Funds”). The Funds are registered as non-diversified. The investment objectives of each Fund are set forth below. The Funds’ investment manager is Catalyst Capital Advisers, LLC (the “Manager” or “CCA”).

Catalyst Value Fund (“Value Fund”) Class A and Class C became effective with the Securities and Exchange Commission (“SEC”) on July 14, 2006 and commenced operations on July 31, 2006. Value Fund Class I became effective with the SEC and commenced operations on March 27, 2009. The Fund’s investment objective is to achieve long-term capital appreciation.

Catalyst/SMH High Income Fund (“High Income Fund”) became effective with the SEC and commenced operations on May 21, 2008. The Fund’s investment objective is to provide a high level of current income. The High Income Fund’s investment sub-advisor is SMH Capital Advisors, Inc. (“SMH”).

Catalyst/SMH Total Return Income Fund (“Total Return Income Fund”) became effective with the SEC and commenced operations on May 21, 2008. The Fund’s investment objective is to provide total return, including current income and capital appreciation. The Total Return Income Fund’s investment sub-advisor is SMH.

Catalyst/Groesbeck Growth of Income Fund (“Growth of Income Fund”) Class A and Class C became effective with the SEC and commenced operations on December 30, 2009. Growth of Income Fund Class I became effective with the SEC and commenced operation on November 24, 2010. The Fund’s investment objective is to provide current income that increases over time. The Growth of Income Fund’s investment sub-advisor is Groesbeck Investment Management Corp. (“GIM”).

Catalyst Strategic Insider Fund (“Strategic Insider Fund”) formerly the Catalyst Strategic Value Fund, became effective with the SEC on September 21, 2010 and commenced operations on October 28, 2010. The Fund’s investment objective is to achieve long-term capital appreciation.

Catalyst Insider Buying Fund (“Insider Buying Fund”) formerly the Catalyst Large Cap Value Fund, became effective with the SEC and commenced operations on July 29, 2011. The Fund’s investment objective is to achieve long-term capital appreciation.

Catalyst/MAP Global Capital Appreciation Fund (“Global Capital Appreciation Fund”) became effective with the SEC and commenced operations on July 29, 2011. The Fund’s investment objective is to achieve long-term capital appreciation. The Fund’s investment sub-advisor is Managed Asset Portfolios, LLC (“MAP”).

Catalyst/MAP Global Total Return Income Fund (“Global Total Return Income Fund”) became effective with the SEC and commenced operations on July 29, 2011. The Fund seeks to provide total return, which consists of current income and capital appreciation. The Fund’s investment sub-advisor is MAP.

Catalyst/CP Core Equity Fund (“Core Equity Fund”) became effective with the SEC and commenced operations on December 22, 2011. The Fund's goal is to achieve long-term capital appreciation. The Core Equity Fund’s investment sub-advisor is Cookson, Peirce & Co., Inc. (“CP”).

Catalyst Insider Long/Short Fund (“Insider Long/Short Fund”) became effective with the SEC and commenced operations on April 30, 2012. The Fund’s goal is to achieve long-term capital appreciation with low volatility and low correlation to the equity market.

Catalyst Event Arbitrage Fund (“Event Arbitrage Fund”) was organized originally as a limited partnership (“Charter Partners, L.P.”) in July 1997.  Effective as of the close of business on July 2nd, 2012, all of the assets, subject to liabilities of Charter Partners, L.P.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

were transferred to the Fund in exchange for Class A shares of Event Arbitrage Fund.  The net asset value of the Fund’s shares on the close of business July 2nd, 2012, after the reorganization, was $10.00 for Class A shares and received in-kind capital contributions of securities and cash valued at $17,721,718 in exchange for 1,772,171 Class A shares. Class C commenced operations on July 2, 2012 and Class I shares commenced operations on March 12, 2013. The Fund’s goal is to achieve long-term capital appreciation with low volatility and low correlation to the equity market.

Catalyst/Lyons Tactical Allocation Fund (“Tactical Allocation Fund”) became effective with the SEC on April 30, 2012 and commenced operations on July 2, 2012. The Fund’s goal is to achieve total return, which consists of long-term capital appreciation and current income, with low volatility and low correlation to the equity market. The Tactical Allocation Fund’s sub-advisor is Lyons Wealth Management, LLC, (“Lyons”).

Catalyst/Princeton Floating Rate Income Fund (“Floating Rate Income Fund”) became effective with the SEC on December 27, 2012 and commenced operations on December 31, 2012. The Fund’s goal is to achieve as high a level of current income as is consistent with capital preservation. The Floating Rate Income Fund’s sub-advisor is Princeton Advisory Group, Inc., (“Princeton”).

The High Income Fund, Total Return Income Fund, Strategic Insider Fund, Insider Buying Fund, Global Capital Appreciation Fund, Global Total Return Income Fund, Core Equity Fund, Insider Long/Short Fund and Tactical Allocation Fund each offers two classes of shares, Class A and Class C. The Value Fund, Growth of Income Fund, Event Arbitrage Fund and Floating Rate Income Fund offers three classes of shares, Class A, Class C and Class I. Each class differs as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

a)

Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Open-end funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost, provided each such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board, pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                  ANNUAL REPORT

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2013 for each Fund’s assets and liabilities measured at fair value:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

(a) Refer to the Portfolio of Investments for security classifications.

(b) As of and during the year ended June 30, 2013, except for High Income Fund, Total Return Income Fund and Event Arbitrage Fund, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is shown for the High Income Fund, Total Return Income Fund and Event Arbitrage Fund.

(c) There were no transfers into or out of Level 1 and Level 2 during the year except as noted in the following table for the Value Fund holding of Visteon Corp and all Funds’ Short-Term Investments.  It is the Funds’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

The following amounts were transfers in/(out) of Level 2 assets:

There were no transfers from Level 1 to Level 2. Transfers that were made out of Level 2 represent securities no longer being fair valued using observable inputs and are now being valued using quoted prices in active markets.

The following is a reconciliation of Trump Entertainment Resorts, Inc. and Energy Conversion Devices, Inc., (High Income Fund and Total Return Income Fund), and Storage Networks, Inc. and American Medical Alert Corp., (Event Arbitrage Fund), for which Level 3 inputs were used in determining value:

The total change in unrealized depreciation included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2013 was $631,103, $403,530 and $40 for High Income Fund, Total Return Income Fund and Event Arbitrage Fund, respectively.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

Quantitative disclosures of unobservable inputs and assumptions used by High Income Fund, Total Return Income Fund and Event Arbitrage Fund.

Investments in Securities:

High Income Fund

Common Stocks	Fair Value		Valuation Techniques	Unobservable Input
Trump Entertainment Resorts, Inc.	$	-	Bankruptcy	Expected future cash flows
Convertible Bonds				
Energy Conversion Devices, Inc.		631,103	Bankruptcy	Expected future cash flows
Total Fair Value Securities	$	631,103		

Total Return Income Fund

Common Stocks				
Trump Entertainment Resorts, Inc.	$	-	Bankruptcy	Expected future cash flows
Convertible Bonds				
Energy Conversion Devices, Inc.		403,530	Bankruptcy	Expected future cash flows
Total Fair Value Securities	$	403,530		

Event Arbitrage Fund

Common Stocks				
Storage Networks, Inc.	$	-	Bankruptcy	Expected future cash flows
American Medical Alert Corp.		40	Bankruptcy	Expected future cash flows
Total Fair Value Securities	$	40		

Fair value securities as a percent of net assets at June 30, 2013 were 0.7%, 0.9% and 0.0% for High Income Fund, Total Return Income Fund and Event Arbitrage Fund respectively.

b)

    Accounting for Options - The Funds are subject to equity price risks in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. For the year or period ended June 30, 2013, the Total Return Income Fund, Strategic Insider Fund, Insider Buying Fund, Global Capital Appreciation Fund, Global Total Return Income Fund, Insider Long/Short Fund and Event Arbitrage Fund were permitted to invest in options.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                 ANNUAL REPORT

A summary of option contracts written during the year or period ended June 30, 2013 were as follows:

Total Return Income Fund	Call Options Written	
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	1,459	$ 64,093
Options written	6,783	584,916
Options closed	(48)	(8,826)
Options exercised	(50)	(47,249)
Options expired	(3,752)	(264,517)
Options outstanding, end of year	4,392	$ 328,417

Strategic Insider Fund	Call Options Written	
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	645	$ 237,411
Options written	3,106	1,090,905
Options closed	(2,976)	(999,517)
Options exercised	-	-
Options expired	-	-
Options outstanding, end of year	775	$ 328,799

Global Capital Appreciation Fund	Call Options Written	
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	710	$ 98,489
Options written	1,737	131,841
Options closed	(35)	(4,899)
Options exercised	(350)	(35,030)
Options expired	(738)	(73,124)
Options outstanding, end of year	1,324	$ 117,277

Global Total Return Income Fund	Call Options Written	
	Number of Contracts	Premiums Received
Options outstanding, beginning of year	1,100	$ 116,837
Options written	884	84,570
Options closed	-	-
Options exercised	(721)	(62,717)
Options expired	(394)	(52,404)
Options outstanding, end of year	869	$ 86,286

Event Arbitrage Fund	Call Options Written		Put Options Written	
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	-	$ -	-	$ -
Options written	4,119	438,023	3,178	289,118
Options closed	(2,007)	(267,355)	(950)	(85,276)
Options exercised	(430)	(53,818)	(660)	(78,092)
Options expired	(1,633)	(112,001)	(1,468)	(121,229)
Options outstanding, end of period	49	$ 4,849	100	$ 4,521

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                  ANNUAL REPORT

All options purchased and options written by the Funds are on equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.  The effect of derivative instruments on the Statements of Assets and Liabilities at June 30, 2013, were as follows:

The effect of derivative instruments on the Statements of Operations for the year or period ended June 30, 2013, were as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

c)

Federal Income Tax - The Funds have qualified and/or intend to continue to qualify as regulated investment companies and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income or excise tax provisions are required.

As of and during the year or period ended June 30, 2013, the Funds’ did not have a liability for any unrecognized tax expense. The Funds’ recognize interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statements of Operations. As of June 30, 2013, the Funds’ did not incur any interest or penalties. As required, management has analyzed the Funds tax positions taken on or to be taken on Federal income tax returns for all open tax years (tax years or periods ended June 30, 2010, June 30, 2011, June 30, 2012 and June 30, 2013 for the Funds) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities, including the Internal Revenue Service. No examinations of the Funds’ filings are presently in progress.

d)

Distribution to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date.

e)

Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Discounts and premiums on debt securities are amortized over their respective lives using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

f)

Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

g)

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

h)

Commitments and Contingencies - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

i)

Redemption Fees and Sales Charges (loads) - A wire transfer fee of $15 may be charged to defray custodial charges for redemptions paid by wire transfer. A maximum sales charge of 5.75% is imposed on Class A shares of the Value Fund, Total Return Income Fund, Growth of Income Fund, Strategic Insider Fund, Insider Buying Fund, Global Capital Appreciation Fund, Global Total Return Income Fund, Core Equity Fund, Insider Long/Short Fund, Event Arbitrage Fund and Tactical Allocation Fund.  A maximum sales charge of 4.75% is imposed on Class A shares of the High Income Fund and the Floating Rate Income Fund.  Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). A CDSC of 1.00% is imposed on Class A and Class C shares in the event of certain redemption transactions within one year following such investments. The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the period ended June 30, 2013, there were CDSC fees of $2,728, $11,442, $3,175, $350, $611, $51, $293, $173 and $280 paid by shareholders of the Value Fund, High Income Fund, Total Return Income Fund, Growth of Income Fund, Strategic Insider Fund, Insider Buying Fund, Global Capital Appreciation Fund, Global Total Return Income Fund and Insider Long/Short Fund respectively, to the Manager.  There were no CDSC fees paid by the shareholders of Core Equity Fund, Event Arbitrage Fund, Tactical Allocation Fund and Floating Rate Income Fund.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

j)

Security Loans - The Value Fund and Strategic Insider Fund have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender's agent shall request additional collateral from the borrowers to bring the collateralization back to 102%.

k)

Commission Recapture - The following Funds executed trades with a certain broker pursuant to a commission recapture agreement under which certain fund expenses could be paid by such broker or rebates could be given to each participating Fund.   For the year ended June 30, 2013, the amount received by the participating Funds under this arrangement was as follows: Value Fund $20,612, Strategic Insider Fund $2,873 and Insider Long/Short Fund $1,201.

l)

Short Sales - The Funds may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

m)

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(2)

INVESTMENT TRANSACTIONS

For the year or period ended June 30, 2013, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for the Funds were as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

 (3) MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

CCA acts as investment manager for the Funds pursuant to the terms of the Management Agreements (the “Management Agreements”). Under the terms of the Management Agreements, the Manager manages the investment operations of the Funds in accordance with the Funds’ respective investment policies and restrictions. The investment sub-advisors are responsible for the day-to-day management of the Funds’ portfolios. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, the Funds pay to the Manager, as of the last day of each month, an annualized fee equal to 1.25% of average net assets of the Value Fund, Strategic Insider Fund, Insider Long/Short Fund, Event Arbitrage Fund and Tactical Allocation Fund and 1.00% of each of the High Income Fund, Total Return Income Fund, Growth of Income Fund, Insider Buying Fund, Global Capital Appreciation Fund, Global Total Return Income Fund, Core Equity Fund and Floating Rate Income Fund, such fees to be computed daily based upon daily average net assets of the Funds.

The Manager and the Funds have entered into Expense Limitation Agreements under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution plan; and extraordinary expenses) due not exceed the expense limitation shown in the table below, and is based on the Fund’s average daily net assets.  The Funds expense limitation agreements run through October 31, 2013 except for the Floating Rate Income Fund which runs through June 30, 2013.  Each waiver or reimbursement by the Manager is subject to repayment by the Funds within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Funds are able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board of Trustees.

For the year or period ended June 30, 2013, the Manager waived management fees and reimbursed expenses as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

As of June 30, 2013, the Manager may recapture a portion of the waived and/or reimbursed amounts no later than the dates as stated below:

A Trustee and Officer of the Trust is also the controlling member of MFund Services and the Manager, and is not paid any fees directly by the Trust for serving in such capacities.

Officers of the Trust and Trustees who are "interested persons" of the Trust or the Manager will receive no salary or fees from the Trust.  Trustees who are not "interested persons" as that term is defined in the 1940 Act, will be paid a quarterly retainer of $250 per Fund in the Trust and $500 per special board meeting attended at the discretion of the Chairman. Effective May, 2013, the Chairman of the Trust’s Audit Committee receives a $400 annual fee per Fund, prior to this date the Chairman of the Trusts Audit Committee receives an a quarterly fee of $750 for all Funds in the Trust. The fees paid to the Trustees are paid in Fund shares. The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for each class of shares, excluding Class I shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse the Funds’ Distributor and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Distributor for the sale of Class C shares.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

For the year or period ended June 30, 2013, the 12b-1 expenses accrued by the Funds were as follows:

(4)   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year or period ended June 30, 2013 and June 30, 2012 was as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

As of June 30, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and straddles; adjustments for real estate investment trusts, regulated investment companies, passive foreign investment companies, partnerships, defaulted bonds, constructive sales and return of capital distributions.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

At June 30, 2013, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclassification of ordinary distributions and net operating losses, and adjustments for real estate investment trusts, regulated investment companies, grantor trusts, passive foreign investment companies, partnerships, adjustments for the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the year or period ended June 30, 2013 for the following Funds as follows:

(5) UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Strategic Insider Fund currently invests a portion of its assets in the Fidelity Institutional Money Market Portfolio.  The Fund may redeem its investment from the Fidelity Institutional Money Market Portfolio at any time if the Manager determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the Fidelity Institutional Money Market Portfolio.  The Fidelity Institutional Money Market Portfolio invests at least 80% of its assets in US Treasury bills, notes, trust receipts and direct obligations of the U.S. Treasury and repurchase agreements relating to direct Treasury obligations.  The financial statements of the Fidelity Institutional Money Market Portfolio, including the portfolio of investments, can be found at Fidelity’s website www.fidelity.com or the SEC’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.  As of June 30, 2013 the percentage of the Fund’s net assets invested in the Fidelity Institutional Money Market Portfolio was 26.2%.

(6) BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2013, the company that held more than 25% of the voting securities of the Event Arbitrage Fund, and may be deemed to control the Fund was Didco Urban Renewal Co., Ltd., owning 27.81% of the Event Arbitrage Fund.

(7) RECENT ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

CATALYST FUNDS

NOTES TO FINANCIAL STATEMENTS(Continued)

June 30, 2013                                                                                                                      ANNUAL REPORT

 The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments will have on the financial statements.

(8) SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Catalyst Value Fund,

the Catalyst Strategic Insider Fund,

the Catalyst/SMH High Income Fund,

the Catalyst/SMH Total Return Income Fund,

the Catalyst/Groesbeck Growth of Income Fund,

the Catalyst Event Arbitrage Fund,

the Catalyst/CP Core Equity Fund,

the Catalyst/MAP Global Capital Appreciation Fund,

the Catalyst/MAP Global Total Return Income Fund,

the Catalyst Insider Long/Short Fund,

the Catalyst Insider Buying Fund,

the Catalyst/Lyons Tactical Allocation Fund,

the Catalyst/Princeton Floating Rate Income Fund, and

the  Board of Trustees of the Mutual Fund Series Trust

We have audited the accompanying statements of assets and liabilities of the Catalyst Value Fund, Catalyst Strategic Insider Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst Event Arbitrage Fund, Catalyst/CP Core Equity Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst Insider Long/Short Fund, Catalyst Insider Buying Fund, Catalyst/ Lyons Tactical Allocation Fund, and Catalyst/Princeton Floating Rate Income Fund, each a series of shares of beneficial interest of Mutual Fund Series Trust (the “Funds”), including the schedules of investments, as of June 30, 2013, and the related statements of operations for the year or periods then ended, and the statements of changes in net assets and the financial highlights for each of the respective years or periods  presented.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian, brokers or other appropriate parties.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Catalyst Value Fund, Catalyst Strategic Insider Fund, Catalyst/SMH High Income Fund, Catalyst/SMH Total Return Income Fund, Catalyst/Groesbeck Growth of Income Fund, Catalyst Event Arbitrage Fund, Catalyst/CP Core Equity Fund, Catalyst/MAP Global Capital Appreciation Fund, Catalyst/MAP Global Total Return Income Fund, Catalyst Insider Long/Short Fund, Catalyst Insider Buying Fund, Catalyst/Lyons Tactical Allocation Fund, and Catalyst/Princeton Floating Rate Income Fund as of June 30, 2013, the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 29, 2013

CATALYST FUNDS

ADDITIONAL INFORMATION (Unaudited)

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreements, Services Agreements and Distribution and/or Service (12b-1) Plans, tax aspects of the Funds and the calculations of the net asset values of shares of the Funds.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-447-4228; and on the Commission’s website at http://www.sec.gov.

CATALYST FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2013

T

SHAREHOLDER VOTING RESULTS

At a Special Meeting of Shareholders of the High Income Fund and Total Return Income Fund, held at the offices of Mfund Services, LLC, 22 High Street, Suite 201, Huntington, NY 11743, on October 26, 2012, shareholders of record at the close of business on August 8, 2012 voted to approve the following proposals:

Proposal 1: To approve a new Sub-Advisory Agreement by Catalyst Capital Advisors LLC, (“Catalyst”) and SMH Capital Advisors, Inc., with respect to the High Income Fund and Total Return Income Fund, a series of Mutual Fund Series Trust (the “Trust”).

	Shares Voted In Favor	Shares Voted Against or Abstentions
High Income Fund	10,146,113	669,891
Total Return Income Fund	5,114,084	384,728

Proposal 2: The purpose of this proposal is to enable Catalyst, with the approval of the Board of Trustees, including a separate vote of the Independent Trustees, to appoint one or more non-affiliated investment sub-advisers or to replace an existing investment sub-adviser with a non-affiliated investment sub-adviser, as well as change the terms of a contract with a non-affiliated investment sub-adviser, without soliciting the approval of shareholders.  To do so, the Trust and Catalyst will apply for an order for exemptive relief from the SEC (a “Manager of Managers Order”) to permit Catalyst, with the approval of the Board of Trustees, to take such actions with respect to the High Income Fund and the Total Return Fund (together the “Catalyst/SMH Funds”).

	Shares Voted In Favor	Shares Voted Against or Abstentions
High Income Fund	9,837,003	978,999
Total Return Income Fund	4,990,719	508,090

Renewal of Management Agreement with Catalyst Capital Advisors, LLC

The Board turned its attention to the renewal of the Management Agreement between the Trust and Catalyst Capital Advisors LLC (“Catalyst”) for the Value Fund, High Income Fund, Total Return Fund, Strategic Insider Fund, Insider Buying Fund, Global Capital Appreciation Fund, Global Total Return Fund and Groesbeck Fund (each, a “Catalyst Renewal Fund” and, collectively, the “Catalyst Renewal Funds”).

The Trustees reviewed materials prepared by Catalyst (“Catalyst 15(c) Response”) and noted that Catalyst is not affiliated with the transfer agent, underwriter or custodian, and therefore does not derive any benefits from the relationships these parties have with the Trust.  They then discussed the affiliation between MFund Services and Catalyst. The Trustees noted that MFund Services provides management and administrative services to the Catalyst Renewal Funds and other Funds of the Trust. The Trustees further noted that while MFund Services does not receive fees for its administrative services from the Catalyst Funds, it had received fees for compliance services provided from March 16, 2012 to July 26, 2012.

As to the nature, extent and quality of the services provided by Catalyst to the Catalyst Renewal Funds, the Trustees reviewed Catalyst’s 15(c) Response and Form ADV, which provided an overview of the services provided by Catalyst, as well as information on the officers, owners and compliance program of Catalyst.  The Trustees considered the nature of the adviser’s operations, changes in personnel, and the experience of its fund management personnel. The Adviser noted that Catalyst hired additional employees during the year and reviewed a summary of qualifications of Catalyst’s employees contained in Catalyst’s 15(c) Response. The Board noted the strong experience and quality of Catalyst’s portfolio management team. The Adviser then noted that Catalyst had retained compliance consultants to review Catalyst’s compliance program in 2012 and then discussed the consultant’s findings. At the Trustees request, a representative of the adviser described Catalyst’s sub-adviser supervisory activities with respect to the High Income Fund, Total Return Fund, Global Capital Appreciation Fund, Global Total Return Fund and the Groesbeck Fund and discussed Catalyst’s plans to enhance its supervisory activities of these Funds and the sub-advisors in the ensuing year.  The Board then reviewed financial information for Catalyst provided by the firm. In response to a question from a Trustee, The President of the Adviser discussed his management role with other affiliated and unaffiliated entities and the staffing of those entities. The Trustees concluded that Catalyst has provided a level of service consistent with the Board’s expectations.

As to the Funds’ performance, the Board referred to the report from Catalyst, which contained performance information as of April 30, 2013 for each of the Catalyst Renewal Funds.  The Trustees reviewed each Fund’s category ranking and performance relative to its benchmark and Morningstar category.

As to the Value Fund’s performance on a comparative basis, the Trustees reviewed the Fund’s performance for the one-year, three-year, five year and since inception periods ended April 30, 2013 as compared to the performance of the S&P 500 and the Morningstar Small-Cap Value category. The Trustees discussed that the fund has produced a year-to-date return of 14.65% as compared to the S&P 500 year-to-date return of 12.74% and Morningstar category year-to-date return of 11.48%.  They also discussed that the Fund underperformed the S&P 500 and Morningstar category for the one-year and three-year periods, but had performed well since inception, and that its 5-year performance placed it in the top quartile of its Morningstar category. In response to a question from a Trustee, a representative of the adviser discussed the Fund’s focus on deep value micro-cap stocks and the variation in its performance from year-to-year. The Board concluded that the Fund’s performance was acceptable.

The Board reviewed the performance of the Strategic Insider Fund, noting that the Fund had outperformed the S&P 500 Index and significantly outperformed the Morningstar Long/Short Equity category for the one-year period ended April 30, 2013. They noted the Fund’s year-to-date return outperformed the Morningstar Long/Short Equity category but not the S&P 500 Index. A representative of the adviser discussed that the Fund’s strategy was not designed to outperform the equity market in a bull market since it was a hedged portfolio. After further discussion, the Board concluded that the performance was acceptable.

With respect to the Insider Buying Fund, the Trustees reviewed both the year-to-date and one-year period ended April 30, 2013, and noted that the Fund had outperformed the S&P 500 Index as well as the Morningstar Large Cap Value category for both periods.  The Board was satisfied with the performance results and found them acceptable.

The Board then reviewed the performance of the High Income Fund and Total Return Fund noting that the portfolio management had been delegated to SMH Capital Advisors, Inc.  With respect to the High Income Fund, the Trustees noted that the Fund’s year-to-date return for period ended April 30, 2013 exceeded the Morningstar High Yield Bond category average return for the same period but that the Fund’s one-year and three-year returns underperformed those of the category. They further noted that the Fund’s one-year, three-year and since inception returns lagged those of the Merrill Lynch U.S. Cash Pay High Yield Index but the Fund had outperformed the benchmark for the year-to-date period. A representative of the adviser noted that the Fund performed well in 2009 but that this performance is not reflected in the Fund’s three-year Morningstar rating. He added that the Fund’s five-year Morningstar rating would soon be issued. After discussion, the Board concluded that the performance of the High Income Fund was acceptable.

     With respect to the Total Return Fund, the Trustees discussed the Fund’s performance for the year-to-date, one-year, three-year and since inception periods ended April 30, 2013 and compared the Fund’s performance to the Morningstar Conservative Allocation category and the Merrill Lynch U.S. Cash Pay High Yield Index/S&P 500 blended benchmark.  They noted that, except for the year-to-date return, the Fund had underperformed its benchmark for each of the periods indicated. The Board further noted, however, that the Fund  had outperformed the Morningstar category average for both the one-year and year-to-date periods. A representative of the adviser discussed the Fund’s strong performance in 2009 and noted that this performance is not reflected in the Fund’s three-year Morningstar rating. He also noted that the Fund’s strategy is significantly different than the average fund in the Morningstar category and, because of this, the Fund tended to outperform in positive markets and underperform in down markets. He added that the Fund’s five-year Morningstar rating would be issued in the coming months. After discussion, the Board concluded that the performance of the Total Return Fund was acceptable.

The Trustees discussed the performance of the Groesbeck Fund.  A Trustee stated that Catalyst had entered into a sub-advisory agreement that delegates day-to-day portfolio management functions of Catalyst to Groesbeck Investment Management Corp.  The Trustees noted that the Fund’s 13.36% year-to-date return outperformed the S&P 500 Index and the Morningstar Large Cap Blend category for the period ended April 30, 2013, but noted the Fund had underperformed both benchmarks for the one-year period.  For the three-year period ended April 30, 2013, the Trustees considered that the Fund had outperformed the Morningstar Large Cap Blend category and underperformed the S&P 500 Index.  Overall, the Board was satisfied with the Fund’s performance.

The Board then reviewed the performance of the Global Capital Appreciation and Global Total Return Fund noting that the day-to-day portfolio management had been delegated to Managed Asset Portfolios, LLC.

With respect to the Global Capital Appreciation Fund, the Board noted that the Fund’s since inception return outperformed the returns of the MSCI EAFE Index. They noted that for the year-to-date and one-year periods, the Fund had trailed both the MSCI EAFE Index as well as the Morningstar World Stock category.  A representative of the adviser explained that the Fund is conservatively managed, and tends to outperform during periods of volatility and underperform during periods of strong upward market movement.  After discussion, the Board concluded that the performance was acceptable.

As to the performance of the Global Total Return Fund, the Board reviewed the performance of the Fund for the year-to-date and one-year periods ended April 30, 2013. They noted that the Fund had underperformed the Blended Index and Morningstar World Allocation category for the year-to-date period, but that the Fund had outperformed both the Blended Index and the Morningstar category for the one-year period. After further discussion, the Board concluded that the Global Total Return Fund’s performance was acceptable.

The Board then considered the profits realized by Catalyst in connection with the operation of each Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  A Trustee noted that with the exception of the High Income Fund, the Funds had not yet reached the asset levels necessary for Catalyst to realize a profit.  They further noted that although profitable, High Income Fund’s profits were marginal.  The Trustees noted that Catalyst receives some benefits from the 12b-1 fees and soft dollar payments. The Trustees concluded that because of each Fund’s current asset levels and the Fund’s expense limitation agreement, the adviser’s level of profitability from its relationship with each Fund was not excessive.

As to comparative fees and expenses, the Trustees considered the management fee paid by each Catalyst Fund and compared that fee to the management fees paid by funds in a peer group as well as each Fund’s respective Morningstar category.

With respect to the Insider Buying Fund, the Board stated that the Fund’s management fee of 1.00% was equal to the highest management fee paid by a fund in its peer group, but within the high/low range of fees, and higher than the Morningstar Large Cap Value category average. The Board then noted that the Fund’s expense ratio after waivers was the same as the Morningstar category average and lower than the expense ratios of seven of the eight peer group funds.

With respect to the Strategic Insider Fund, the Board noted that the Fund’s management fee and expense ratio were high relative to the funds in the peer group but were lower than the average management fee and expense ratio of the Morningstar Long/Short category. The Fund’s management fee and expense ratio were also well within the high/low range of the category.

The Trustees noted that the Value Fund’s management fee of 1.25% was above the Morningstar Small Cap Value category average and peer group average, but in-line with certain of the funds in the peer group.  The Trustees also noted that the Fund’s total expense ratio was higher than the Morningstar category average but less than that of the peer group average. The Fund’s management fee and expense ratio were also within the high/low range of the Morningstar category.

With respect to the Total Return Fund, the Board noted that the Fund’s management fee was higher than the Morningstar Moderate Allocation category average and higher than the peer group average, but in line with and lower than certain funds in the peer group. The Board also noted that the Fund’s expense ratio was higher than the peer group’s average and the Morningstar category average.  The Board then considered that the Fund’s strategy is unique and that most of the comparable funds in its Morningstar category did not require the same level expertise to manage their respective portfolios.

With respect to the High Income Fund, the Board noted that the Fund’s management fee and expense ratio were higher than the Morningstar High Yield category average and peer group average.  A Trustee reminded the Board that the High Income Fund actively manages a concentrated portfolio, in contrast to its peers.  The Board further noted that the sub-adviser’s significant expertise and active management of the Fund justified the management fee.

With respect to the Global Capital Appreciation Fund, the Board stated that both the Fund’s management fee of 1.00% and expense ratio were higher than its peer group and Morningstar averages. The Trustees noted that the Morningstar category average was driven down by funds containing significantly larger assets under management, which may allow for economies of scale not yet realized by the Fund.  The Trustees also stated that the Fund’s expense ratio was lower than a significant number of comparable funds.

With respect to the Global Total Return Fund, the Board stated that the Fund’s management fee and expense ratio were higher than the management fee and expense ratio averages of its peer group and the Morningstar World Allocation category. However, the Board noted that the Fund’s management fee and expense ratio were well below the highest management fee and expense ratio of the funds within the Morningstar category. The Trustees also noted that the Fund’s management fee and expense ratio were not the highest management fee and expense ratio among the funds in its peer group.

With respect to the Groesbeck Fund, the Board noted that the Fund’s management fee of 1.00% was higher than its peer group average, but in line with many of the funds in the peer group, and noted that the expense ratio was also above average. The Board then noted that the Fund’s management fee was higher than the Morningstar Large Blend category average, and reviewed the fees charged by the funds within the Morningstar category. A Trustee noted that although certain funds in the Morningstar category charged management fees that are very low, which has the effect of driving down the mean management fee for the peer group, the Fund’s management fee is lower than the highest management fee charged by funds within the category and similar to several other funds.

The Trustees concluded that each Fund’s management fee was reasonable in light of the services the Fund receives from Catalyst, the size of the Funds, the adviser’s oversight of the sub-advisers (where applicable) and the level of fees paid by funds in the peer group.

As to economies of scale, the Trustees noted that the Management Agreement does not contain breakpoints that reduce the fee rate on assets above specified levels.  The Trustees agreed that breakpoints may be an appropriate way for Catalyst to share its economies of scale with the Funds, and their respective shareholders should a Fund reach a significant level of assets under management.  The Board also discussed the Catalyst’s profitability analysis to determine whether sharing economies of scale with shareholders would financially impact Catalyst.  The Trustees noted that Catalyst was still waiving advisory fees and/or reimbursing expenses for substantially all of the Funds.   The Trustees determined that none of the Funds had yet reached asset levels where economies of scale could be shared with shareholders and therefore economies of scale was not a relevant consideration at that time.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Management Agreement between the Trust and Catalyst is in the best interests of each of the Catalyst Funds and their respective shareholders.

Renewal of Sub-Advisory Agreement with Groesbeck Investment Management Corp.

The Board turned its attention to the renewal of the Sub-Advisory Agreement for the Groesbeck Fund.  Fund Counsel reminded the Trustees that the duties and responsibilities they have to shareholders in approving and renewing an investment advisory contract also apply to approving and renewing a sub-advisory agreement.

The Trustees discussed the Sub-Advisory Agreement between the Trust and Groesbeck Investment Management Corp. (“Groesbeck”) with respect to the Groesbeck Fund.  The Trustees reviewed materials prepared by Groesbeck (“Groesbeck’s 15(c) Response”)

As to the nature, extent and quality of the services provided by Groesbeck to the Groesbeck Fund, the Trustees reviewed Groesbeck’s 15(c) Response, which provided an overview of Groesbeck.  The Trustees discussed the experience of the key professionals employed by Groesbeck as set forth in Groesbeck’s 15(c) Response and noted the firm’s significant experience in managing assets. The Trustees then discussed the nature of Groesbeck’s operations and the quality of its compliance infrastructure. The Board then reviewed financial information for Groesbeck provided by the firm. The Trustees concluded that Groesbeck has provided a level of service that satisfies its obligations to the Fund.

The Trustees then discussed the performance of the Groesbeck Fund.  They noted their discussions earlier in the Meeting regarding the performance of the Fund including the Fund’s year-to-date return outperformed the S&P 500 Index and the Morningstar Large Cap Blend category for the period ended April 30, 2013; the Fund had underperformed both benchmarks for the one-year period ended April 30, 2013;  and the Fund had outperformed the Morningstar Large Cap Blend category while underperforming the S&P 500 Index for the three-year period ended April 30, 2013.  Overall, the Board was satisfied with the Fund’s performance.

The Board considered the profits realized by Groesbeck in connection with the operation of the Fund, based on information provided in Groesbeck’s 15(c) Response, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They noted that Groesbeck realized a net loss in connection with its relationship with the Fund.  The Trustees noted that Groesbeck receives some benefits from the 12b-1 fees. The Trustees concluded that the sub-adviser’s level of profitability from its relationship with the Fund was not excessive.

With respect to economies of scale, the Trustees agreed that this is a Fund level issue that should be considered in connection with the advisory agreement.

As to comparative fees and expenses, the Trustees considered the management fees paid by Catalyst to Groesbeck and compared that fee to the management fees charged by Groesbeck to its other clients.  Groesbeck’s 15(c) response reflected that the sub-advisory fee is in line with what Groesbeck charges certain of its other clients, which ranged from 0.42% to 1.00%.  The Trustees concluded that the fees paid to Groesbeck were reasonable.

As a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Sub-Advisory Agreement between Catalyst and Groesbeck is in the best interests of the Groesbeck Fund and its shareholders.

Renewal of Sub-Advisory Agreement with Managed Asset Portfolios, LLC

The Board turned its attention to the renewal of the Sub-Advisory Agreement for the Global Capital Appreciation Fund and Global Total Return Fund.  Fund Counsel reminded the Trustees that the duties and responsibilities they have to shareholders in approving and renewing an investment advisory contract also apply to approving and renewing a sub-advisory agreement.

The Trustees then discussed the Sub-Advisory Agreement between the Trust and Managed Asset Portfolios, LLC (“MAP”) with respect to the Global Capital Appreciation Fund and Global Total Return Fund.  The Trustees reviewed materials prepared by MAP (“Map’s 15(c) Response”).

As to the nature, extent and quality of the services provided by MAP to the Global Capital Appreciation Fund and Global Total Return Fund, the Trustees reviewed MAP’s 15(c) Response.  The Trustees acknowledged that MAP had significant experience and was especially knowledgeable in its analysis of international stocks.  The Trustees then noted that MAP won the ‘PSN Top Gun Manager of the Decade’ award in  2011 and 2012, and its Global Equity Composite received a five-star overall rating and a five-star rating for the three-year, five-year and ten-year periods ending December 31, 2012 from Morningstar. The Trustees discussed the nature of the sub-adviser’s operations and the quality of its compliance infrastructure. The Board then reviewed financial information for MAP provided by the firm. Based on the information provided, the Trustees deemed MAP’s services to be acceptable.

The Trustees then discussed the performance of both the Global Capital Appreciation Fund and Global Total Return Fund.

With respect to the Global Capital Appreciation Fund, the Trustees stated that the Fund’s since inception return (10.03% - Class A without sales charge) outperformed the return of the MSCI EAFE Index (6.60%).  A Trustee explained to the Board that the Fund is conservatively managed, and tends to outperform during periods of volatility and underperform during periods of strong upward market movement.  The Board concluded that the performance was acceptable.

As to the performance of the Global Total Return Fund, the Board reviewed the performance of the Fund for the one-year and since inception periods ended April 30, 2013. They noted that the Fund had returned 10.08% outperforming its benchmark index (6.00%) and Morningstar World Allocation category. After further discussion, the Board concluded that the Global Total Return Fund’s performance was acceptable.

The Board considered the profits realized by the adviser in connection with the operation of the Fund, based on MAP’s 15(c) Response, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  The Trustees noted that MAP realized a loss in connection with its relationship with the Fund.  The Trustees noted that MAP receives some benefits from the 12b-1 fees.  The Trustees concluded that MAP’s level of profitability from its relationship with the Fund was not excessive.

With respect to economies of scale, the Trustees agreed that this is a Fund level issue that should be considered in connection with the advisory agreement.

As to comparative fees and expenses, the Trustees considered the management fees paid by Catalyst to MAP and compared that fee to the management fees charged by MAP to its other clients.  The information provided by MAP reflected that the Funds contractual management fee of 0.50% of the average assets under management was lower than what MAP charges its other clients with ranged from 1.00% to 1.25%.  The Trustees concluded that the fees were reasonable.

Upon reconvening, as a result of their considerations, the Trustees, including the Independent Trustees, unanimously determined that continuation of the Sub-Advisory Agreement between Catalyst and MAP is in the best interests of the Global Capital Appreciation Fund and Global Total Return Fund, and its shareholders.

CATALYST FUNDS

TRUSTEES AND OFFICERS (Unaudited)

Disinterested Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Manager of PTL Real Estate LLC, a real estate/investment firm since 2001.	22	Variable Insurance Trust since 2011
Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	22	Variable Insurance Trust since 2011
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991	22	Variable Insurance Trust since 2011

Interested Trustee** and Officers

Name, Address Year of Birth	Position(s) Held with Registrant	Term* and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex	Other Directorships Held During Past 5 Years
Jerry Szilagyi 22 High Street Huntington, NY 11743 Year of Birth: 1962	Trustee, President and Secretary	Trustee since 7/2006; President since 2/2012; Secretary since 2/2013	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; President, MFund Distributors LLC, 10/12-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to present; President, Mutual Advisors, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	22	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President of Gemini Fund Services, LLC (since 2011); Assistant Vice President, Gemini Fund Services, (2007 - 2012); Senior Accounting Manager, Fixed Income, Dreyfus Corporation (2002 to 2007).	N/A	N/A
Steve Troche 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1984	Assistant Secretary	Since 2/2013	Junior Paralegal, Gemini Fund Services, LLC, since 2012; Legal Assistant, Gemini Fund Services, LLC, 2011 to 2012; MetLife, Financial Services Representative, 2008 to 2010.	N/A	N/A
Debra Brown CCO Compliance 1140 Avenue of the Americas, 9th Floor New York, NY 10036 Year of Birth: 1962	Chief Compliance Officer	Since 7/2012	Chief Compliance Officer, CCO Compliance Services, LLC 7/2012 to present; Attorney, Brown & Associates LLC 9/2000 to the present	N/A	N/A

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

As a shareholder of the Fund(s), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below illustrates an investment of $1,000 invested at the beginning of the period (01/01/13) and held for the entire period through 06/30/13.

Actual Expenses

The first section of each table below provides information about actual account values and actual expenses. You may use the information in these sections, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of each table provides information about the hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Funds’ prospectus.

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst Value Fund

Actual Fund Return (in parentheses)
Class A (17.21%)	$ 1,000.00	1.55%	$ 1,172.11	$ 8.35
Class C (16.79%)	1,000.00	2.30%	1,167.88	12.36
Class I (17.35%)	1,000.00	1.30%	1,173.53	7.01

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.11	7.75
Class C	1,000.00	2.30%	1,013.39	11.48
Class I	1,000.00	1.30%	1,018.35	6.51

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst/SMH High Income Fund

Actual Fund Return (in parentheses)
Class A (1.89%)	$ 1,000.00	1.45%	$ 1,018.87	$ 7.26
Class C (1.52%)	1,000.00	2.20%	1,015.18	10.99

Hypothetical 5% Return
Class A	1,000.00	1.45%	1,017.60	7.25
Class C	1,000.00	2.20%	1,013.88	10.99

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst/SMH Total Return Income Fund

Actual Fund Return (in parentheses)
Class A (9.90%)	$ 1,000.00	1.55%	$ 1,099.02	$ 8.07
Class C (9.32%)	1,000.00	2.30%	1,093.19	11.94

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.11	7.75
Class C	1,000.00	2.30%	1,013.39	11.48

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst/Groesbeck Growth of Income Fund

Actual Fund Return (in parentheses)
Class A (13.78%)	$ 1,000.00	1.55%	$ 1,137.83	$ 8.22
Class C (13.34%)	1,000.00	2.30%	1,133.44	12.17
Class I (13.92%)	1,000.00	1.30%	1,139.19	6.90

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.11	7.75
Class C	1,000.00	2.30%	1,013.39	11.48
Class I	1,000.00	1.30%	1,018.35	6.51

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)(Continued)

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst Strategic Insider Fund

Actual Fund Return (in parentheses)
Class A (5.34%)	$ 1,000.00	1.55%	$ 1,053.43	$ 7.89
Class C (4.82%)	1,000.00	2.30%	1,048.21	11.68

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.11	7.75
Class C	1,000.00	2.30%	1,013.39	11.48

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst Insider Buying Fund

Actual Fund Return (in parentheses)
Class A (20.02%)	$ 1,000.00	1.00%	$ 1,200.19	$ 5.46
Class C (19.78%)	1,000.00	1.75%	1,197.77	9.54

Hypothetical 5% Return
Class A	1,000.00	1.00%	1,019.84	5.01
Class C	1,000.00	1.75%	1,016.12	8.75

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst/MAP Global Capital Appreciation Fund

Actual Fund Return (in parentheses)
Class A (0.64%)	$ 1,000.00	1.55%	$ 1,006.38	$ 7.71
Class C (0.28%)	1,000.00	2.30%	1,002.75	11.42

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.11	7.75
Class C	1,000.00	2.30%	1,013.39	11.48

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst/MAP Global Total Return Income Fund

Actual Fund Return (in parentheses)
Class A (0.98%)	$ 1,000.00	1.55%	$ 1,009.76	$ 7.72
Class C (0.51%)	1,000.00	2.30%	1,005.11	11.43

Hypothetical 5% Return
Class A	1,000.00	1.55%	1,017.11	7.75
Class C	1,000.00	2.30%	1,013.39	11.48

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period (1)
Catalyst/CP Core Equity Fund

Actual Fund Return (in parentheses)
Class A (10.52%)	$ 1,000.00	1.35%	$ 1,105.17	$ 7.05
Class C (10.13%)	1,000.00	2.10%	1,101.35	10.94

Hypothetical 5% Return
Class A	1,000.00	1.35%	1,018.10	6.76
Class C	1,000.00	2.10%	1,014.38	10.49

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period(1)
Catalyst Insider Long/Short Fund

Actual Fund Return (in parentheses)
Class A (2.17%)	$ 1,000.00	1.25%	$ 1,021.74	$ 6.27
Class C (1.79%)	1,000.00	2.00%	1,017.88	10.01

Hypothetical 5% Return
Class A	1,000.00	1.25%	1,018.60	6.26
Class C	1,000.00	2.00%	1,014.88	9.99

CATALYST FUNDS

INFORMATION ABOUT YOUR FUNDS’ EXPENSES (Unaudited)(Continued)

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period
Catalyst Event Arbitrage Fund

Actual Fund Return (in parentheses)
Class A (2.20%)	$ 1,000.00	1.75%	$ 1,022.04	$ 8.77(1)
Class C (1.81%)	1,000.00	2.50%	1,018.07	12.51(1)
Class I (2.92%)	1,000.00	1.50%	1,029.20	4.59(2)
Hypothetical 5% Return
Class A	1,000.00	1.75%	1,016.12	8.75(1)
Class C	1,000.00	2.50%	1,012.40	12.47(1)

    Class I

      1,000.00

             1.50%

          1,010.55

            4.54(2)

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period(1)
Catalyst/Lyons Tactical Allocation Fund

Actual Fund Return (in parentheses)
Class A (15.87%)	$ 1,000.00	1.50%	$ 1,158.70	$ 8.03
Class C (15.33%)	1,000.00	2.25%	1,153.26	12.01

Hypothetical 5% Return
Class A	1,000.00	1.50%	1,017.36	7.50
Class C	1,000.00	2.25%	1,013.64	11.23

	Beginning Account	Annualized Expense	Ending Account	Expenses Paid
	Value 01/01/13	Ratio For the Period	Value 06/30/13	During the Period(1)
Catalyst/Princeton Floating Rate Income Fund

Actual Fund Return (in parentheses)
Class A (3.59%)	$ 1,000.00	0.65%	$ 1,035.93	$ 3.28
Class C (3.25%)	1,000.00	1.40%	1,032.52	7.06
Class I (3.71%)	1,000.00	0.40%	1,037.05	2.02

Hypothetical 5% Return
Class A	1,000.00	0.65%	1,021.57	3.26
Class C	1,000.00	1.40%	1,017.85	7.00
Class I	1,000.00	0.40%	1,022.81	2.01

(1) Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

 (2) Expenses are equal to the Funds’ annualized expense ratios of 1.50% for the Catalyst Event Arbitrage Fund Class I shares; multiplied by the average account value over the period, multiplied by 110/365 to reflect the period since inception from 03/12/13 through 06/30/13.

For more information on Fund expenses, please refer to the Funds’ prospectus, which can be obtained from your investment representative or by calling 1-866-447-4228. Please read it carefully before you invest or send money.

MUTUAL FUND SERIES TRUST

17605 Wright Street, Suite 2

Omaha, NE 68130

MANAGER

Catalyst Capital Advisors, LLC

22 High Street

Huntington, NY 11743

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Dr. Suite 110

Hauppauge, NY 11788

TRANSFER AGENT

Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

26th Floor

Philadelphia, PA  19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street

Suite 1700

Columbus, OH 43215

CUSTODIAN BANK

Huntington National Bank

7 Easton Oval

Columbus, OH  43215

ITEM 2. CODE OF ETHICS.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2013	2012
Catalyst Value Fund	10,000	10,000
Catalyst Insider Buying Fund	10,000	10,000
Catalyst Insider Long/Short Fund	10,000	6,000
Catalyst Strategic Insider Fund	11,000	11,000
Catalyst Event Arbitrage Fund	10,000	0
Catalyst/CP Core Equity Fund	11,500	11,000
Catalyst/SMH High Income Fund	11,500	11,500
Catalyst/SMH Total Return Income Fund	11,500	11,500
Catalyst/Lyons Tactical Allocation Fund	10,000	0
Catalyst/Groesbeck Growth of Income Fund	10,000	10,000
Catalyst/Princeton Floating Rate Income Fund	10,000	0
Catalyst/MAP Global Capital Appreciation Fund	11,500	11,500
Catalyst/MAP Global Total Return Income Fund	12,000	12,000

(b)

Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2013	2012
Catalyst Value Fund	2,000	2,000
Catalyst Large Cap Value Fund	2,000	2,000
Catalyst Insider Long/Short Fund	2,000	2,000
Catalyst Strategic Value Fund	2,000	2,000
Catalyst Event Arbitrage Fund	2,000	0
Catalyst/CP Core Equity Fund	2,500	2,500
Catalyst/SMH High Income Fund	2,500	2,500
Catalyst/SMH Total Return Income Fund	2,500	2,500
Catalyst/Lyons Tactical Allocation Fund	2,000	0
Catalyst/Groesbeck Growth of Income Fund	2,000	2,000
Catalyst/Princeton Floating Rate Income Fund	2,000	0
Catalyst/MAP Global Capital Appreciation Fund	2,500	2,500
Catalyst/MAP Global Total Return Income Fund	2,500	2,500

(d)

All Other Fees.   The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2013 and 2012 respectively.

(e)(1)

The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)

Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2013 and 2012 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi __________
President,
Date: September 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 9, 2013